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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01355

The Alger Funds
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2013

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Alger Funds

ANNUAL REPORT
October 31, 2013

Table of Contents

THE ALGER FUNDS

Shareholders’ Letter (Unaudited)	1

Fund Highlights (Unaudited)	14

Portfolio Summary (Unaudited)	23

Schedules of Investments	25

Statements of Assets and Liabilities	73

Statements of Operations	81

Statements of Changes in Net Assets	85

Financial Highlights	93

Notes to Financial Statements	124

Report of Independent Registered Public Accounting Firm	154

Additional Information (Unaudited)	155

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Shareholders’ Letter	November 21, 2013

Dear Shareholders,

The strong equity rally off of 2009 lows continued during the 12-month period ended October 31, 2013, with the S&P 500 Index generating a 27.18% return. Beyond U.S. borders, the MSCI All Country World Index ex-US returned 20.80% and the MSCI Emerging Markets Index returned 6.90%. In the aftermath of the global financial crisis, we have urged our clients to avoid selling equities during periods of volatility and to use short-term market declines as buying opportunities(1). In doing so, we have reiterated our belief that strong corporate fundamentals rather than fiscal policy and investor emotions are the ultimate driver of long-term equity performance. We have further maintained that corporate fundamentals—which have been strong in the aftermath of the global financial crisis—would continue improving as the U.S. economic expansion is driven by a real estate market recovery, an increase in business spending on fixed equipment, and consumer purchases of more expensive items such as automobiles, appliances, and other home furnishings. At the same time, we have maintained that growth in non-U.S. economies would boost exports and expand operations in other countries. In this shareholder letter, we discuss how those factors have supported equity markets and, more importantly, may provide substantial support to equities in the coming year.

Fiscal and Monetary Policy Drives Volatility

As the 12-month reporting period started, investors grew fearful that Congress would fail to meet a year-end deadline for avoiding the fiscal cliff, or $110 billion in annual budget cuts and the expiration of the Bush tax cuts, the payroll tax holiday, and other tax breaks. Some economists estimated that the spending cuts, combined with the tax hikes, would reduce the nation’s gross domestic product growth by as much as 1.9 percentage points and possibly push the country back into a painful recession. Congress eventually agreed to preserve certain tax cuts while delaying the spending cuts, so that only $85 billion would be trimmed from the 2013 budget, while the full amount of the cuts would apply in 2014 and in later years. Yet, the headwind of spending cuts and higher taxes, while dampening economic growth, fell short of creating a recession, with the Bureau of Economic Analysis reporting that GDP expanded 1.1% and 2.5%, respectively, in the first and second quarters of 2013.

Fiscal policy also captured investors’ attention when political dysfunction over the nation’s debt ceiling and budget caused a government shutdown and fears that the U.S. would default on its debt. Congress and the White House eventually avoided the default with legislation authorizing continued debt issuance until early February, but not before partisan politics resulted in a short-term government shutdown. Investors who used the dysfunction to validate their concerns over the nation’s fiscal health, however, overlooked, in our view, an important point—economic growth, increased tax revenues, and spending cuts are causing the country’s deficit to decline. In January of 2012, the deficit was comparable to 6.8% of GDP. That declined to 4.0% in January of 2013 and is expected to decline to only 3.4% by January of 2014, according to data from the U.S. Census Bureau and Cornerstone Macro LP.

(1) See Alger Summer 2010 Market Commentary, August 4, 2010.

Fiscal policy, of course, wasn’t the only cause of jitters among investors. At times, Federal Reserve officials said that as the economy strengthens, the central bank should be prepared to taper quantitative easing, which entails buying up to $85 billion in debt securities monthly to keep interest rates low. Not surprisingly, the comments fueled market volatility as investors feared the policy change could dampen economic growth by causing interest rates to climb. Fed officials quickly responded by emphasizing that tapering will only occur if the economy appears to be strong enough to continue growing as the stimulus is decreased. They emphasized that additional economic growth must occur prior to tapering and even then the tapering would be done judiciously.

Economy Proves Resilient

Even with tax increases, considerable government spending cuts, and slow GDP growth, many indicators pointed to continued strengthening of the U.S. economy, with the unemployment rate dropping from 7.9% in October of 2012 to 7.2% in September of 2013. Perhaps more impressive were gains in real estate, with the S&P/Case-Shiller 20-City Composite Home Price Index, which measures home prices in 20 metropolitan areas, climbing 12.8% from October of 2012 to August of 2013. In addition, the value of new residential, private-sector construction completed year to date as of August of 2013 climbed 20.5% compared to the same period in 2012, according to the U.S. Census Bureau. Construction completed on lodging climbed 26.6%; offices, 8.5%; and manufacturing facilities, 3.6%. As a result, unemployment has fallen dramatically in the construction industry after having hit a staggering post-financial crisis high of 27.1% (non-seasonally adjusted) in February of 2010. By the start of the reporting period, this rate had already declined to 12.2% and during the reporting period, declined further to a low of 8.5% in September. In another encouraging sign, consumer purchases of higher cost items grew, with sales of luxury cars during the first nine months of 2013 increasing 12% year over year while sales of inexpensive cars climbed 6.1%, according to Autodata Corp.

Corporate Fundamentals Remain Strong

Corporate fundamentals also supported investor enthusiasm. As of the end of 2012, non-financial S&P 500 companies held $1.25 trillion in cash, according to Goldman Sachs. Impressively, corporate cash levels reached $1.30 trillion by June of 2013. Free cash flow also remained strong during the reporting period. It is typically measured as free-cash-flow yield, which is the ratio of a company’s valuation to cash generated from operations that remains after capital expenditures and operating expenses. As of early October, large cap stocks (not including Financials and Utilities) had a free-cash-flow yield of 4.73% compared to the 50-year average of 3.80% (according to research firm Empirical Research Partners).

Investors benefited in many ways from corporations’ strong fundamentals, with companies greatly ramping up their dividends and stock buybacks. For the 12-month period ended in August, Russell 1000 Index companies announced $455 billion in stock buybacks, up 32% year over year. When including dividends, cash returned to investors climbed to $821 billion, exceeding the previous high of $787 billion in 2007, according to J.P. Morgan. We believe that strong business performance is likely to support corporate fundamentals, and we note that revenue growth and strong spending discipline resulted in S&P 500 earnings growing 3.73% year over year during the first quarter of 2013 and 4.04% during the second quarter, according to Goldman Sachs. Based on estimates, third quarter earnings grew 3.41% and fourth quarter earnings are expected to grow 4.63%.

Foreign Countries Generate Strong Gains

Broadly speaking, foreign equity markets generated strong results during the reporting period, with many developed markets producing noteworthy performance. Within the MSCI All Country World Index, Finland, Ireland, Spain, Japan, and the Netherlands were among the top performing developed nations, with each country generating returns in excess of 30%. Even Israel, Canada, and Hong Kong, which were among the worst performing developed markets, still produced positive returns.

Within the MSCI Emerging Markets Index, Poland, Taiwan, and the Philippines performed best with double digit returns that nevertheless trailed U.S. equities as measured by the S&P 500 Index. Peru, Indonesia and Chile were the worst performers and were among a handful of countries with negative returns.

During the reporting period, economic growth in Brazil, Russia, India, and China fell short of expectations, while other countries showed encouraging signs. Japanese businesses reported strong earnings during the final months of the reporting period and the country’s second-quarter GDP growth was revised upward from 2.6% to 3.8%. Land prices during the summer months, meanwhile, increased in 66 of 150 survey areas, according to research firm ISI. In Europe, France emerged from a recession, while economic growth in the United Kingdom and Germany also accelerated. Even Ireland and Portugal showed signs of economic improvement. Broadly speaking, the common outlook for the euro zone became less negative.

Foreign countries continued to buy U.S. products, with American exports—including energy commodities—having increased. Corporations also enjoyed growing foreign demand for services for professional, business, and technical needs. An uptick in royalties and licensing also helped boost U.S. exports. As a result, from November of 2012 to August of 2013, the U.S. exported $1.87 trillion in goods and services, up from $1.82 from November 2011 to August 2012. With U.S. exports growing faster than imports, the country’s trade deficit declined from $464.83 billion during the nine-month period ended in August of 2012 to only $402.59 billion during the same period in 2013.

Reasons for Optimism

We believe that many of the factors that supported investor enthusiasm during the reporting period will continue in 2014 and that equity markets have potential for generating additional gains. On the fiscal front, next year will be the first year in which the full impact of the sequester occurs, with $110 billion in spending cuts in discretionary spending expected. It’s important to note, however, that the cuts are from 2012 spending levels, not 2013, so government spending next year will decline by only $25 billion year over year. The budget cuts, therefore, should have only a minimal, if any, impact on GDP. At the same time, data from Cornerstone Macro shows that finances for many state and local governments have been strengthening, which suggests that the public sector job market may improve. With that in mind, economic forecasts for 2014 are encouraging. J.P. Morgan expects unemployment will decline to 6.8% by the end of 2014 and GDP will grow at a modest but nevertheless positive rate of 2.7% by the end of next year.

Drivers of Economic Growth

We believe that the U.S. housing market recovery will continue, as strong demand for homes exists. Over the past few years, many Americans continued to live with relatives or friends as they felt insecure about the economy and their careers. As the job market improves and the economy strengthens, Americans living with relatives and friends are likely to become more confident in their finances and start shopping for their own homes, which could provide additional support to the ongoing recovery in the real estate market. We note that low interest rates and attractive real estate prices have increased the affordability of houses, which could entice many Americans to become homeowners and then in turn purchase household items, such as furniture and appliances.

Existing homeowners, meanwhile, are feeling better about their finances, with their wealth increasing as the values of their homes and equity investments climb, so we think Americans are likely to increase their spending on big ticket items, including cars. Home values and equity investments contributed to Americans’ wealth in 2009, 2010, and 2012, according to J.P. Morgan Chase. Last year was particularly noteworthy, with gains in real estate and stocks totaling $4.4 trillion. The combination of increasing wealth and pent up demand for cars and other items may drive an increase in consumer spending. Automobile data tracker Edmunds.com, for example, points out that the average age of automobiles in 2013 was 11.4 years and that it expects U.S. consumers to purchase 16.4 million cars next year, which would be the highest level since 2006, when 16.5 million cars were purchased.

Corporate Fundamentals in 2014

As noted previously, equity prices were supported during the reporting period by corporations increasing their dividends, conducting stock buybacks, and making acquisitions. With high cash balances and strong cash flow, corporations are likely to continue that trend in 2014. Goldman Sachs expects corporations to increase dividends 10% in 2014. It also estimates that corporations will increase share buybacks by 10% and cash acquisitions by 13%. All of those actions, we believe, will provide considerable support to equities. Corporations, we believe, also have built up demand for new equipment and facilities, and we expect businesses to satisfy that demand in 2014. Spending on such items stayed below 2008 levels until 2011, when S&P 500 companies spent $567 billion on capital expenditures. Capital expenditures increased in 2012 and are expected to reach $649 billion in 2013 and $672 billion in 2014 based on Goldman Sachs estimates. The increased spending, we maintain, will create attractive opportunities for providers of manufacturing equipment and other business tools to continue growing their revenues and further strengthening their fundamentals.

Global Growth may also Support Equities

Corporate fundamentals, increased corporate capital expenditures, a recovering real estate market, and an uptick in consumer spending aren’t the only things that may support the U.S. economy and equities next year. Indeed, global economic growth in 2014 is expected to strengthen, which will provide additional opportunities for U.S. exporters and companies with operations in non-U.S. markets. The International Monetary Fund (IMF) estimates that the global economy will grow 3.6% next year, up from an estimated rate of 2.9% in 2013. Impressively, the IMF says the economies of Italy and Spain are expected to switch from contracting in 2013 to expanding in 2014 and we expect the European Central Bank to continue with its accommodative policy that is providing considerable economic stimulus. Emerging market economies, in aggregate, are also expected to improve, growing 5.1% next year, up from 4.5% in 2013, according IMF estimates. We also believe that growing developed-market economies will increase their imports of products from emerging markets, which should support growth in emerging economies.

Global economic expansion, furthermore, is likely to help U.S. companies grow revenues in non-U.S. markets.

The IMF also estimates that world trade volume as a percentage of global GDP is expected to increase from 2.9% to 4.9% in 2014. With ongoing improvements in U.S. energy production and other trends, American corporations are expected to be strong beneficiaries of increased world trade, with J.P. Morgan estimating that our country’s exports will increase 5.9% in 2014.

Fiscal and Monetary Policy

Equity investors will have to contend with concerns that Washington may fail to strike an agreement on increasing the nation’s debt ceiling in February and cause a national default on U.S. debt. As dysfunctional as Washington has been, we think such an outcome is unlikely and if it does occur, it would be short lived. Simply put, the consequences of a default would be so severe that we think our elected officials will find some type of resolution to the issue. At the same time, as the U.S. economy strengthens, the unwinding of quantitative easing by the Federal Reserve will become more likely. We think any eventual tapering will be done gradually and with great caution to avoid slamming the breaks on the slow but steady economic recovery.

The Road Ahead

Alger believes that companies undergoing Positive Dynamic Change are likely to experience earnings growth, so they offer strong potential for generating attractive long-term performance. Positive Dynamic Change can include product innovation, demographic trends, new regulations, management team changes, growing product demand, and market dominance. Encouragingly, many of the trends discussed previously, such as a strengthening real estate market, increased capital expenditures, stronger car sales, and growth of non-U.S. markets, are creating Positive Dynamic Change opportunities that can help leading companies generate strong earnings. With that in mind this is an exciting time for our firm and our clients as Alger analysts relentlessly search for companies that can benefit from the many forms of Positive Dynamic Change that are occurring across the globe.

Portfolio Matters

Alger Capital Appreciation Fund

Class A shares of the Alger Capital Appreciation Fund returned 29.11% before the application of the upfront sales charge for the fiscal 12-month period ended October 31, 2013, compared to 28.29% return of the Russell 1000 Growth Index.

During the period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Financials and the largest sector underweight was Consumer Staples. Relative outperformance in the Information Technology and Financials sectors was the most important contributor to performance, while Consumer Staples and Materials detracted from results.

Among the most important relative contributors were Facebook, Inc.; CVS Caremark Corp.; Morgan Stanley; CBS Corp., Cl. B; and Blackstone Group L.P. Later in the reporting period, social network operator Facebook announced second-quarter revenues, margins, and earnings that significantly exceeded consensus expectations, while annual ad revenue growth had accelerated to 61%. The increased use of Facebook via mobile devices and an established track record for mobile device advertising with the company’s website helped Facebook increase ad sales and generate the strong quarterly results.

Conversely, detracting from overall results on a relative basis were Microsoft Corp.; Visa, Inc., Cl. A; Biogen Idec, Inc.; The Home Depot, Inc.; and priceline.com, Inc. During the reporting period, Microsoft stock generated a positive return; however, the Fund’s holding period resulted in the position having a negative impact on relative performance.

Alger International Growth Fund

Class A shares of the Alger International Growth Fund returned 21.98% before the application of the upfront sales charge, compared to the 20.80% return of the MSCI All Country World Index ex-US for the fiscal 12-month period ended October 31, 2013.

Prior to May 31, 2013, the Alger International Growth Fund followed different investment strategies under the name “Alger Large Cap Growth Fund” and was managed by different portfolio managers. Performance prior to May 31, 2013, reflects those management styles and does not reflect the current investment personnel and strategies of the Fund.

During the reporting period, the largest sector weightings were Financials and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Financials. Relative outperformance in the Health Care and Consumer Discretionary sectors was the most important contributor to performance, while Financials and Telecommunication Services detracted from results.

The largest country overweightings were Israel, Ireland, and the Netherlands, while the largest underweightings were Canada, the United Kingdom, and Australia. Stock selection in Spain, Peru, and the Netherlands was strongest relative to benchmark constituents for those countries and was weakest in Greece, Finland, and Japan. The combination of country weightings and stock selection resulted in Ireland, South Africa, and the Netherlands having the greatest contribution to the Fund’s performance relative to the benchmark, while country weightings and stock selection for Japan, France, and the United Kingdom resulted in those countries having the largest drag on relative performance.

Among the most important relative contributors were Google, Inc., Cl. A; ASML Holding NV NY/ Reg S; Microsoft Corp.; LinkedIn Corp.; and CBS Corp., Cl. B.  During the second quarter, ASML reported solid second-quarter earnings and provided a positive growth outlook for the rest of 2013, which supported the performance of its stock later in the reporting period. The company is a global leader in lithography tools that are sold to semiconductor manufacturers.

Conversely, detracting from overall results on a relative basis were Apple, Inc.; Mellanox Technologies Ltd.; Toyota Motor Corp.; Telecity Group plc; and Nestle S.A.  United Kingdom-based Telecity provides datacenters throughout Europe. It reported numbers late in the reporting period that were in-line with the market’s expectations; however, the performance in the company’s U.K. operations raised concerns that growth was decelerating, which hurt the performance of the company’s stock.

Alger Mid Cap Growth Fund

Class A shares of the Alger Mid Cap Growth Fund returned 33.05% before the application of the upfront sales charge for the fiscal 12-month period ended October 31, 2013, compared to the 33.93% return of the Russell Midcap Growth Index.

During the period, the largest sector weightings were Consumer Discretionary and Information Technology. The largest sector overweight was Energy and the largest sector underweight was Consumer Staples. Relative outperformance in the Information Technology and Materials sectors was the most important contributor to performance, while Consumer Staples and Consumer Discretionary detracted from results.

Among the most important relative contributors were Fifth & Pacific Cos, Inc.; CBS Corp., Cl. B; Tenet Healthcare Corp.; Actavis plc; and Pioneer Natural Resources Co. Shares of Fifth & Pacific performed strongly after the manufacturer and marketer of clothing and accessories under brands such as Juicy Couture, Lucky Brand, Kate Spade, and Jack Spade reported strong operating results for its Kate Spade brand. Speculation that management would sell Juicy and Lucky brands also supported performance of the stock.

Conversely, detracting from overall results on a relative basis were Tesla Motors, Inc.; The Fresh Market, Inc.; The Sherwin-Williams Co.; Charter Communications, Inc., Cl. A; and Rackspace Hosting, Inc. Shares of Rackspace performed poorly after the company said it was experiencing decelerating revenue growth and a need to make large pricing cuts for its services. The company manages Web-based information technology systems for businesses.

During the reporting period, the Fund purchased options to hedge risk associated with sectors and individual positions. It also wrote options to generate incremental income. The net results of purchasing and writing options had a positive impact on performance.

Alger SMid Cap Growth Fund

Class A shares of the Alger SMid Cap Growth Fund returned 30.39% before the application of the upfront sales charge for the fiscal 12-month period ended October 31, 2013, compared to the 37.60% return of the Russell 2500 Growth Index.

During the period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Financials and the largest sector underweight was Industrials.  Relative outperformance in the Materials and Health Care sectors was the most important contributor to performance, while Financials and Consumer Discretionary detracted from results.

Among the most important relative contributors were Fifth & Pacific Cos, Inc.; Universal Health Services, Inc., Cl. B; Align Technology, Inc.; Lam Research Corp.; and Jarden Corp. Shares of Fifth & Pacific performed strongly because of reasons described in the Alger Mid Cap Growth Fund discussion.

Conversely, detracting from overall results on a relative basis were Netflix, Inc.; Volcano Corp.; Mellanox Technologies Ltd.; NCR Corp.; and Omega Healthcare Investors, Inc. Shares of Netflix generated positive performance during the reporting period but their performance weakened during the time when the Fund held a position in the company, so the holding detracted from performance.

Alger Small Cap Growth Fund

Class A shares of the Alger Small Cap Growth Fund returned 33.15% before the application of the upfront sales charge for the fiscal 12-month period ended October 31, 2013, compared to the 39.84% return of the Russell 2000 Growth Index.

During the period, the largest sector weightings were Information Technology and Health Care. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Industrials. Relative outperformance in the Consumer Discretionary and Telecommunication Services sectors was the most important contributor to performance, while Health Care and Financials detracted from results.

Among the most important relative contributors were Fifth & Pacific Cos, Inc.; Tenet Healthcare Corp.; The ExOne Co.; Silicon Graphics International Corp.; and Cornerstone OnDemand, Inc. Shares of Fifth & Pacific performed strongly because of reasons described in the Alger Mid Cap Growth discussion.

Conversely, detracting from overall results on a relative basis were Volcano Corp.; Omega Healthcare Investors, Inc.; Cyan, Inc.; Energy XXI (Bermuda) Ltd; and Allot Communications Ltd. Shares of Energy XXI performed poorly after the company said pipeline issues and shutting certain wells caused oil production to trail consensus expectations. The company’s oil well operations are located in the Gulf of Mexico.

Alger Growth Opportunities Fund

Class A shares of the Alger Growth Opportunities Fund returned 36.03% before the application of the upfront sales charge for the fiscal 12-month period ended October 31, 2013, compared to the 37.60% return of the Russell 2500 Growth Index.

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Information Technology and the largest sector underweight was Materials. Relative outperformance in the Information Technology and Industrials sectors was the most important contributor to performance, while Financials and Consumer Staples detracted from results.

Among the most important relative contributors were The ExOne Co.; Potbelly Corp.; Fifth & Pacific Cos, Inc.; SPS Commerce, Inc.; and Textura Corp. Shares of Fifth & Pacific performed strongly because of reasons described in the Alger Mid Cap Growth discussion.

Conversely, detracting from overall results on a relative basis were Mellanox Technologies Ltd.; The Children’s Place Retail Stores, Inc.; Cyan, Inc.; Procera Networks, Inc.; and Volcano Corp. In the Information Technology sector, shares of Procera Networks performed poorly after management indicated that certain expected revenues would be delayed because several customers required additional software upgrades prior to accepting delivery of the company’s products. Procera provides technology that performs deep packet inspection that allows mobile and broadband network operators to better manage and control their private networks.

Alger Health Sciences Fund

Class A shares of the Alger Health Sciences Fund returned 30.81% before the application of the upfront sales charge for the fiscal 12-month period ended October 31, 2013, compared to the 27.18% return of the S&P 500 Index.

During the period, the largest sector weightings were Pharmaceuticals and Health Care Providers & Services. The largest sector overweight was Pharmaceuticals and the largest sector underweight was Consumer Staples.  Relative outperformance in the Pharmaceuticals and Health Care Providers & Services sectors was the most important contributor to performance, while Consumer Staples and Health Care Technology detracted from results.

Among the most important relative contributors were Gilead Sciences, Inc.; Actavis Plc; Bristol-Myers Squibb Co.; Valeant Pharmaceuticals International, Inc.; and Tenet Healthcare Corp. In the biopharmaceutical industry, Gilead Sciences offers treatments for HIV/AIDS, liver diseases, and other conditions, such as cardiovascular, metabolic, and respiratory disorders. It has a two-thirds ownership stake in the Atripla treatment for HIV. It announced regulatory approval of its four-drug HIV regimen called Stribild. Since it owns Stribild outright, it stands to benefit from a switch in HIV treatment to the product. The company is also developing several oncology products that have generated encouraging test results.

Conversely, detracting from overall results on a relative basis were Volcano Corp.; Express Scripts Holding Co.; Infinity Pharmaceuticals, Inc.; and Celgene Corp.  Also detracting from performance was EnteroMedics, Inc. The company is developing an obesity treatment that is based on providing electrical stimulation to the vagus nerves to regulate the digestive system, including hunger. The treatment is being developed as an alternative to bariatric surgery. EnteroMedics stock performed poorly during the first quarter following news of disappointing results of a Phase 3 trial of the technology.

Alger Growth & Income Fund

Class A shares of the Alger Growth & Income Fund returned 23.45% before the application of the upfront sales charge for the fiscal 12-month period ended October 31, 2013, compared to the 27.18% return of the S&P 500 Index.

The Fund invests in companies that are classified in one of the following categories:  Dividend Leaders, which generate high dividend yields; Dividend Growers, which have a history of strong and consistent dividend growth; and Kings of Cash Flow, which have strong potential for capital appreciation and returning cash to investors as a result of generating strong free cash flow. During the reporting period, we continued to emphasize Dividend Growers and Kings of Cash flow, in part because many Dividend Leaders are trading at high valuations from a historical perspective.

During the period, the largest sector weightings were Information Technology and Financials. The largest sector overweight was Consumer Staples and the largest sector underweight was Utilities. Relative outperformance in the Industrials and Telecommunication Services sectors was the most important contributor to performance, while Information Technology and Consumer Discretionary detracted from results.

Among the most important relative contributors were Bristol-Myers Squibb Co.; BlackRock, Inc.; Morgan Stanley; and The Boeing Co.  Also contributing to performance was Viacom, Inc. Cl. B. The cable television entertainment company offers shows such as MTV and VHI. During the third quarter, Viacom management said it was accelerating its share buyback program. It also said it expects to generate sequential ad growth as its ratings have been favorable, which is making the company’s television shows more appealing to advertisers.

Conversely, detracting from overall results on a relative basis were Mondelez International, Inc. Class A; Two Harbors Investment Corp.; Chevron Corp.; and Ford Motor Co. Also detracting from results was The Mosaic Co., which produces and markets concentrated phosphate and potash crop nutrients. Its shares performed poorly after the company said potash production increased only 26% year over year and that prices declined approximately 19%. Gross margins were flat due to pricing and higher labor costs. During the third quarter, a competitor pulled out of a Russian cartel and said it would emphasize sales volume over price, which caused potash price support that was provided by the cartel to collapse, so global prices dropped.

As always, we strive to deliver consistently superior investment results to you, our shareholders, and we thank you for your business and continued confidence in Alger.

Respectfully submitted,

Daniel C. Chung, CFA

Chief Investment Officer

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Funds. This report is not authorized for distribution to prospective investors in a Fund unless preceded or accompanied by an effective prospectus for the Fund. Fund performance returns represent the fiscal 12-month period return of Class A shares without the deduction of sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Recent performance has been impacted by an unusually strong period in the U.S. equity market and there is no guarantee that such conditions will be repeated. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the Fund’s management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated

herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a Fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a Fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a Fund. Please refer to the Schedule of Investments for each Fund which is included in this report for a complete list of Fund holdings as of October 31, 2013. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Funds during the 12-month fiscal period.

A Word About Risk

Investing in the stock market involves gains and losses and may not be suitable for all investors.  Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors.  Some of the countries where the Fund can invest may have restrictions that could limit the access to investment opportunities. The securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies. Investing in emerging markets involves higher levels of risk, including increased information, market, and valuation risks, and may not be suitable for all investors. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and different auditing and legal standards. Funds that participate in leveraging, such as Capital Appreciation, SMid Cap, and Health Sciences Funds, are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the Fund’s net asset value can decrease more quickly than if the Fund had not borrowed.

A small investment in derivatives could have a potentially large impact on the Fund’s performance. When purchasing options, the Fund bears the risk that if the market value of the underlying security does not move to a level that would make exercise of the option profitable, the option will expire unexercised.  When a call option written by the Fund is exercised, the Fund will not participate in any increase in the underlying security’s value above the exercise price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying security at a price in excess of its market value. Use of options on securities indexes are subject to the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted, the risk that price movements in the Fund’s portfolio securities may not correlate precisely with movements in the level of an index, and the risk that Fred Alger Management, Inc. may not predict correctly movements in the direction of a particular market or of the stock market generally. Because certain options may require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations. Forward currency contracts are subject to currency exchange rate risks, the risk of non-performance by the contract counterparty, and the risk that Fred Alger Management, Inc. may not predict accurately future foreign exchange rates. For a more detailed discussion of the risks associated with a Fund, please see the Fund’s Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus or a summary prospectus containing this and other information about The Alger Funds call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Index Definitions:

•                  The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•                  The MSCI ALL COUNTRY WORLD Index ex US is a market capitalization-weighted index designed to provide a broad measure of equity market performance throughout the world, including both developed and emerging markets, but excluding the United States.

•                  The S&P/Case-Shiller 20-City Composite Home Price Index is an index of housing prices in the U.S.

•                  The MSCI ALL COUNTRY WORLD Index is a free float-adjust market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

•                  The Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

•                  The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

•                  The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

•                  The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

•                  The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market without regard to company size.

•                  The Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Since inception performance for share classes B, C, and I is as of the Funds’ Class A shares inception date.

FUND PERFORMANCE AS OF 9/30/13 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Alger Capital Appreciation Class A (Inception 12/31/96)	13.71%	11.96%	10.41%	8.13%
Alger Capital Appreciation Class B (Inception 11/1/93)	14.11%	11.95%	10.30%	8.09%
Alger Capital Appreciation Class C (Inception 7/31/97)*	18.14%	12.31%	10.16%	7.87%
Alger Capital Appreciation Class Z (Inception 12/29/10)	20.47%	n/a	n/a	13.67%

Alger International Growth Class A (Inception 12/31/96)	8.85%	7.09%	5.53%	5.58%
Alger International Growth Class B (Inception 11/11/86)	9.03%	7.22%	5.52%	5.54%
Alger International Growth Class C (Inception 7/31/97)*	12.96%	7.39%	5.30%	5.32%
Alger International Growth Class I (Inception 5/31/13)	n/a	n/a	n/a	6.96%
Alger International Growth Class Z (Inception 12/29/10)	15.43%	n/a	n/a	9.35%

Alger Mid Cap Growth Class A (Inception 12/31/96)	19.35%	8.65%	6.49%	8.04%
Alger Mid Cap Growth Class B (Inception 5/24/93)	20.04%	8.72%	6.39%	7.99%
Alger Mid Cap Growth Class C (Inception 7/31/97)*	23.87%	8.92%	6.18%	7.52%

Alger SMid Cap Growth Class A (Inception 5/8/02)	17.97%	10.20%	10.41%	8.18%
Alger SMid Cap Growth Class B (Inception 5/8/02)	18.61%	10.20%	10.33%	8.12%
Alger SMid Cap Growth Class C (Inception 5/8/02)	22.56%	10.52%	10.18%	7.88%
Alger SMid Cap Growth Class I (Inception 8/5/07)*	24.55%	11.53%	11.10%	8.78%
Alger SMid Cap Growth Class Z (Inception 12/29/10)	24.97%	n/a	n/a	11.63%

Alger Small Cap Growth Class A (Inception 12/31/96)	22.22%	11.67%	10.43%	4.10%
Alger Small Cap Growth Class B (Inception 11/11/86)	22.97%	11.90%	10.37%	4.08%
Alger Small Cap Growth Class C (Inception 7/31/97)*	26.98%	11.80%	10.11%	3.88%
Alger Small Cap Growth Class Z (Inception 12/29/10)	29.48%	n/a	n/a	12.67%

Alger Growth Opportunities Class A (Inception 3/3/08)	24.22%	12.23%	n/a	7.61%
Alger Growth Opportunities Class C (Inception 3/3/08)	29.40%	12.64%	n/a	7.85%
Alger Growth Opportunities Class I (Inception 3/3/08)	31.49%	13.71%	n/a	8.89%
Alger Growth Opportunities Class Z (Inception 12/29/10)	31.89%	n/a	n/a	13.63%

Alger Health Sciences Class A (Inception 5/1/02)	16.48%	9.98%	10.83%	10.89%
Alger Health Sciences Class B (Inception 5/1/02)	16.93%	9.98%	10.74%	10.81%
Alger Health Sciences Class C (Inception 5/1/02)	21.00%	10.30%	10.58%	10.57%

Alger Growth & Income Class A (Inception 12/31/96)	9.49%	8.60%	6.01%	7.18%
Alger Growth & Income Class C (Inception 7/31/97)*	13.68%	8.96%	5.79%	6.92%
Alger Growth & Income Class Z (Inception 3/1/12)	15.82%	n/a	n/a	13.83%

*                           Historical performance prior to the inception of the Class, is that of the Fund’s Class A shares, which has been adjusted to remove the sales charge imposed by Class A shares and the higher operating expenses of the Class C shares.

ALGER CAPITAL APPRECIATION FUND

Fund Highlights Through October 31, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 1000 Growth Index (unmanaged index of common stocks) for the ten years ended October 31, 2013. Figures for the Alger Capital Appreciation Fund Class A shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for Alger Capital Appreciation Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	22.33%	17.05%	10.12%	8.37%
Class B (Inception 11/1/93)	23.13%	17.08%	10.00%	8.33%
Class C (Inception 7/31/97)*	27.14%	17.40%	9.87%	8.11%
Russell 1000 Growth Index	28.29%	17.51%	7.70%	6.30%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	29.58%	n/a	n/a	15.05%
Russell 1000 Growth Index	28.29%	n/a	n/a	15.06%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains Class A returns reflect the maximum initial sales charge and Class C and B returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                               Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER INTERNATIONAL GROWTH FUND ^

Fund Highlights Through October 31, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger International Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the MSCI AC WORLD INDEX ex USA, and Russell 1000 Growth Index (unmanaged indices of common stocks) for the ten years ended October 31, 2013. Beginning May 31, 2013 Alger International Growth Fund changed its investment strategy to include securities of foreign companies of any market capitalization, its previous investment strategy considered securities of United States companies with a market capitalization equal to or greater than the companies in the Russell 1000 Growth Index. Figures for the Alger International Growth Fund Class A shares and the indices include reinvestment of dividends. Performance for the Alger International Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Indices performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	15.57%	12.31%	5.14%	5.71%
Class B (Inception 11/11/86)	16.07%	12.53%	5.13%	5.66%
Class C (Inception 7/31/97)*	19.94%	12.63%	4.91%	5.45%
MSCI AC WORLD INDEX ex USA	20.80%	12.99%	8.95%	6.08%
Russell 1000 Growth Index	28.29%	17.51%	7.70%	6.30%

	1 YEAR	5 YEARS	10 YEARS	Since 5/31/2013
Class I (Inception 5/31/13)	n/a	n/a	n/a	9.68%
MSCI AC WORLD INDEX ex USA	n/a	n/a	n/a	9.30%
Russell 1000 Growth Index	n/a	n/a	n/a	10.77%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	22.56%	n/a	n/a	10.03%
MSCI AC WORLD INDEX ex USA	20.80%	n/a	n/a	5.74%
Russell 1000 Growth Index	28.29%	n/a	n/a	15.06%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C and B returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

^                                The Fund has changed its investment strategy on May 31, 2013 and as a result its benchmark to the MSCI AC WORLD INDEX to provide a more meaningful performance comparison.

*                               Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER MID CAP GROWTH FUND

Fund Highlights Through October 31, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2013. Figures for the Alger Mid Cap Growth Fund Class A shares and Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger Mid Cap Growth Fund Class B and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	26.08%	15.77%	5.78%	8.18%
Class B (Inception 5/24/93)	26.91%	15.91%	5.71%	8.13%
Class C (Inception 7/31/97)*	30.96%	16.04%	5.50%	7.65%
Russell Midcap Growth Index	33.93%	20.32%	9.60%	8.32%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C and B returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                               Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER SMID CAP GROWTH FUND

Fund Highlights Through October 31, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger SMid Cap Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2500 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2013. Figures for the Alger SMid Cap Growth Fund Class A shares and the Russell 2500 Growth Index include reinvestment of dividends. Performance for the Alger SMid Cap Growth Fund Class B, Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 5/8/2002
Class A (Inception 5/8/02)	23.52%	16.27%	9.68%	8.36%
Class B (Inception 5/8/02)	24.33%	16.35%	9.60%	8.29%
Class C (Inception 5/8/02)	28.34%	16.59%	9.46%	8.05%
Class I (Inception 8/5/07)*	30.34%	17.65%	10.37%	8.95%
Russell 2500 Growth Index	37.60%	20.87%	9.85%	9.22%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	30.78%	n/a	n/a	12.26%
Russell 2500 Growth Index	37.60%	n/a	n/a	15.54%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C and B returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                               Historical performance prior to August 5, 2007, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the sales charge imposed by Class A shares.

ALGER SMALL CAP GROWTH FUND

Fund Highlights Through October 31, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2013. Figures for the Alger Small Cap Growth Fund Class A shares and the Russell 2000 Growth Index include reinvestment of dividends. Performance for the Alger Small Cap Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	26.18%	17.61%	9.54%	4.14%
Class B (Inception 11/11/86)	27.21%	17.94%	9.46%	4.12%
Class C (Inception 7/31/97)*	30.94%	17.75%	9.20%	3.92%
Russell 2000 Growth Index	39.84%	19.27%	9.14%	6.22%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	33.67%	n/a	n/a	12.63%
Russell 2000 Growth Index	39.84%	n/a	n/a	15.02%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C and B returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                               Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER GROWTH OPPORTUNITIES FUND

Fund Highlights Through October 31, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Growth Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 2500 Growth Index (an unmanaged index of common stocks) from March 3, 2008, the inception date of the Alger Growth Opportunities Fund, through October 31, 2013. Figures for the Alger Growth Opportunities Fund Class A shares and the Russell 2500 Growth Index include reinvestment of dividends. Performance for the Alger Growth Opportunities Fund Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 3/3/2008
Class A (Inception 3/3/08)	28.92%	18.47%	n/a	7.78%
Class C (Inception 3/3/08)	34.00%	18.88%	n/a	8.00%
Class I (Inception 3/3/08)	36.31%	20.04%	n/a	9.04%
Russell 2500 Growth Index	37.60%	20.87%	n/a	10.93%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	36.61%	n/a	n/a	13.81%
Russell 2500 Growth Index	37.60%	n/a	n/a	15.54%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER HEALTH SCIENCES FUND

Fund Highlights Through October 31, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Health Sciences Fund Class A shares, with a maximum sales charge of 5.25%, and the S&P 500 Index (an unmanaged index of common stocks) for the ten years ended October 31, 2013. Figures for the Alger Health Sciences Fund Class A shares and the S&P 500 Index include reinvestment of dividends. Performance for the Alger Health Sciences Fund Class B and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 5/1/2002
Class A (Inception 5/1/02)	23.91%	14.57%	10.88%	11.07%
Class B (Inception 5/1/02)	24.82%	14.64%	10.79%	11.00%
Class C (Inception 5/1/02)	28.81%	14.92%	10.64%	10.75%
S&P 500 Index	27.18%	15.17%	7.46%	6.39%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C and B returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER GROWTH & INCOME FUND

Fund Highlights Through October 31, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Growth & Income Fund Class A shares, with a maximum sales charge of 5.25%, and the S&P 500 Index (an unmanaged index of common stocks), for the ten years ended October 31, 2013. Figures for the Alger Growth & Income Fund Class A shares, and the S&P 500 Index include reinvestment of dividends and/or interest. Performance for the Alger Growth & Income Fund Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	16.99%	13.00%	6.13%	7.43%
Class C (Inception 7/31/97)*	21.53%	13.37%	5.90%	7.18%
S&P 500 Index	27.18%	15.17%	7.46%	7.20%

	1 YEAR	5 YEARS	10 YEARS	Since 3/1/2012
Class Z (Inception 3/1/12)	23.74%	n/a	n/a	16.27%
S&P 500 Index	27.18%	n/a	n/a	18.39%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Prior to April 1, 2011, the Fund followed a different investment objective and different strategies under the name “Alger Balanced Fund”. The Fund will compare its performance to the S&P 500 Index to reflect its new investment objective and strategies. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                               Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

PORTFOLIO SUMMARY†

October 31, 2013 (Unaudited)

SECTORS	Alger Capital Appreciation Fund	Alger Mid Cap Growth Fund	Alger SMid Cap Growth Fund	Alger Small Cap Growth Fund
Consumer Discretionary	24.2%	26.2%	18.7%	17.4%
Consumer Staples	6.6	6.2	3.4	3.4
Energy	6.0	6.2	4.0	4.1
Financials	6.7	6.5	8.0	7.9
Health Care	14.8	12.6	16.0	19.1
Industrials	10.2	15.1	17.4	15.3
Information Technology	28.0	15.7	22.4	24.7
Materials	2.9	5.3	6.6	5.0
Telecommunication Services	0.4	2.2	0.9	1.1
Short-Term Investments and Net Other Assets	0.2	4.0	2.6	2.0
	100.0%	100.0%	100.0%	100.0%

SECTORS	Alger Growth Opportunities Fund	Alger Health Sciences Fund	Alger Growth & Income Fund
Consumer Discretionary	19.7%	0.0%	12.1%
Consumer Staples	4.0	2.1	12.2
Energy	4.7	0.0	9.4
Financials	7.6	0.0	15.1
Health Care	14.1	93.0	12.6
Industrials	16.8	0.0	11.8
Information Technology	24.5	0.0	17.8
Materials	4.7	0.0	2.7
Telecommunication Services	0.5	0.0	3.9
Utilities	0.0	0.0	0.9
Short-Term Investments and Net Other Assets	3.4	4.9	1.5
	100.0%	100.0%	100.0%

COUNTRY	Alger International Growth Fund
Belgium	1.5%
Brazil	0.9
Canada	3.8
China	2.1
Cyprus	0.6
Denmark	1.0
France	5.3
Germany	7.5
Hong Kong	2.8
India	0.5
Indonesia	0.5
Ireland	2.5
Italy	2.6
Japan	21.2
Jersey Channel Islands	1.0
Mexico	1.2
Netherlands	5.9
Norway	1.3
Panama	1.2
Peru	0.9
Portugal	0.9
Singapore	1.6
South Africa	1.7
South Korea	2.0
Spain	1.2
Sweden	2.0
Switzerland	5.5
United Kingdom	19.3
Cash and Net Other Assets	1.5
100.0%

†                                Based on net assets for each fund

THE ALGER FUNDS  |  ALGER CAPITAL APPRECIATION FUND

Schedule of Investments‡ October 31, 2013

	SHARES	VALUE
COMMON STOCKS—98.1%
ADVERTISING—0.2%
Lamar Advertising Co., Cl. A*	87,499	$3,999,579

AEROSPACE & DEFENSE—3.1%
Honeywell International, Inc.	227,200	19,705,056
The Boeing Co.	238,000	31,059,000
		50,764,056
AIR FREIGHT & LOGISTICS—0.6%
United Parcel Service, Inc., Cl. B	95,100	9,342,624

AIRLINES—0.6%
Copa Holdings SA, Cl. A	34,900	5,218,946
Delta Air Lines, Inc.	143,600	3,788,168
		9,007,114
APPAREL ACCESSORIES & LUXURY GOODS—2.4%
Fossil Group, Inc.*	36,400	4,620,616
Michael Kors Holdings Ltd.*	158,200	12,173,490
PVH Corp.	113,100	14,088,867
Ralph Lauren Corp.	45,700	7,569,748
		38,452,721
APPAREL RETAIL—0.6%
L Brands, Inc.	128,700	8,057,907
VF Corp.	9,900	2,128,500
		10,186,407
APPLICATION SOFTWARE—1.9%
Cadence Design Systems, Inc.*	704,400	9,136,068
Salesforce.com, Inc.*	348,400	18,590,624
SAP AG#	43,300	3,392,555
		31,119,247
ASSET MANAGEMENT & CUSTODY BANKS—0.3%
Affiliated Managers Group, Inc.*	22,400	4,422,656
Waddell & Reed Financial Inc., Cl. A	8,400	518,700
		4,941,356
AUTO PARTS & EQUIPMENT—2.4%
BorgWarner, Inc.	63,700	6,569,381
Delphi Automotive PLC.	338,600	19,367,920
WABCO Holdings, Inc.*	146,200	12,526,416
		38,463,717
AUTOMOBILE MANUFACTURERS—0.8%
General Motors Co.*	335,400	12,393,030

BIOTECHNOLOGY—5.0%
Amgen, Inc.	171,300	19,870,800
Biogen Idec, Inc.*	40,300	9,840,857
Gilead Sciences, Inc.*	533,600	37,880,264
Pharmacyclics, Inc.*	70,000	8,304,800

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BIOTECHNOLOGY—(CONT.)
Vertex Pharmaceuticals, Inc.*	88,000	$6,277,920
		82,174,641
BROADCASTING—1.1%
CBS Corp., Cl. B	300,900	17,795,226

CABLE & SATELLITE—2.7%
Comcast Corporation, Cl. A	425,600	20,250,048
DISH Network Corp.	215,800	10,401,560
Sirius XM Radio, Inc.	859,300	3,239,561
Time Warner Cable, Inc.	82,000	9,852,300
		43,743,469
CASINOS & GAMING—1.6%
Las Vegas Sands Corp.	360,500	25,314,310

COMMUNICATIONS EQUIPMENT—0.7%
QUALCOMM, Inc.	171,000	11,879,370

COMPUTER HARDWARE—4.7%
Apple, Inc.	138,445	72,316,746
NCR Corp.*	136,700	4,996,385
		77,313,131
COMPUTER STORAGE & PERIPHERALS—0.7%
SanDisk Corp.	108,000	7,506,000
Western Digital Corp.	46,800	3,258,684
		10,764,684
CONSTRUCTION & ENGINEERING—1.5%
Chicago Bridge & Iron Co., NV#	137,700	10,202,193
Quanta Services, Inc.*	478,800	14,464,548
		24,666,741
CONSTRUCTION MATERIALS—0.4%
Eagle Materials, Inc.	97,600	7,320,976

CONSUMER FINANCE—0.3%
American Express Co.	64,300	5,259,740

DATA PROCESSING & OUTSOURCED SERVICES—3.4%
Alliance Data Systems Corp.*	65,500	15,527,430
MasterCard, Inc.	22,800	16,349,880
Visa, Inc., Cl. A	122,700	24,131,409
		56,008,719
DEPARTMENT STORES—0.3%
Macy’s, Inc.	121,000	5,579,310

DISTILLERS & VINTNERS—0.7%
Beam, Inc.	160,600	10,808,380

DIVERSIFIED CHEMICALS—1.2%
Eastman Chemical Co.	179,870	14,171,957
PPG Industries, Inc.	33,500	6,116,430
		20,288,387

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DRUG RETAIL—2.0%
CVS Caremark Corp.	523,000	$32,561,980

ELECTRICAL COMPONENTS & EQUIPMENT—0.7%
Eaton Corp., PLC.	168,352	11,878,917

FOOTWEAR—0.3%
NIKE, Inc., Cl. B	65,900	4,992,584

GENERAL MERCHANDISE STORES—0.5%
Dollar General Corp.*	135,200	7,811,856

HEALTH CARE EQUIPMENT—1.8%
Covidien PLC.	132,100	8,468,931
Insulet Corp.*	102,100	3,983,942
St. Jude Medical, Inc.	192,077	11,023,299
Zimmer Holdings, Inc.	72,600	6,350,322
		29,826,494
HEALTH CARE FACILITIES—1.6%
HCA Holdings, Inc.	504,600	23,786,844
Universal Health Services, Inc., Cl. B	26,360	2,123,562
		25,910,406
HEALTH CARE SERVICES—1.1%
Express Scripts, Inc.*	280,700	17,549,364

HOME IMPROVEMENT RETAIL—3.8%
Lowe’s Companies, Inc.	589,100	29,325,398
The Home Depot, Inc.	415,800	32,386,662
		61,712,060
HOMEFURNISHING RETAIL—0.5%
Restoration Hardware Holdings, Inc.*	120,800	8,424,592

HOUSEHOLD PRODUCTS—1.2%
The Procter & Gamble Co.	233,900	18,887,425

HOUSEWARES & SPECIALTIES—0.3%
Jarden Corp.*	97,100	5,375,456

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.5%
Robert Half International, Inc.	228,400	8,800,252

INDUSTRIAL CONGLOMERATES—0.7%
Danaher Corp.	158,000	11,390,220

INDUSTRIAL MACHINERY—0.8%
Ingersoll-Rand PLC.	192,200	12,979,266

INSURANCE BROKERS—0.1%
Aon PLC.	21,000	1,660,890

INTEGRATED TELECOMMUNICATION SERVICES—0.3%
Verizon Communications, Inc.	112,500	5,682,375

INTERNET RETAIL—3.3%
Amazon.com, Inc.*	117,900	42,919,137
priceline.com, Inc.*	10,900	11,486,747
		54,405,884

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INTERNET SOFTWARE & SERVICES—10.9%
eBay, Inc.*	477,200	$25,153,212
Facebook, Inc.*	1,170,900	58,849,434
Google, Inc., Cl. A*	59,565	61,386,498
LinkedIn Corp.*	17,500	3,914,225
Sina Corp.*	26,100	2,180,916
VistaPrint NV*	241,300	13,042,265
Yahoo! Inc.*	421,100	13,866,823
		178,393,373
INVESTMENT BANKING & BROKERAGE—1.3%
Morgan Stanley	760,500	21,849,165

IT CONSULTING & OTHER SERVICES—0.3%
International Business Machines Corp.	22,900	4,103,909

LEISURE PRODUCTS—0.1%
BRP, Inc.*	33,600	902,961

LIFE & HEALTH INSURANCE—0.5%
Lincoln National Corp.	186,700	8,478,047

LIFE SCIENCES TOOLS & SERVICES—1.0%
Thermo Fisher Scientific, Inc.	158,528	15,500,868

MANAGED HEALTH CARE—0.2%
UnitedHealth Group, Inc.	48,700	3,324,262

MOVIES & ENTERTAINMENT—1.7%
Viacom, Inc., Cl. B	334,900	27,893,821

MULTI-LINE INSURANCE—0.1%
American International Group, Inc.	36,200	1,869,730

OFFICE ELECTRONICS—0.2%
Xerox Corp.	267,500	2,658,950

OIL & GAS EQUIPMENT & SERVICES—2.9%
Halliburton Company	430,800	22,845,324
National Oilwell Varco, Inc.	94,800	7,695,864
Weatherford International Ltd.*	998,500	16,415,340
		46,956,528
OIL & GAS EXPLORATION & PRODUCTION—3.1%
Anadarko Petroleum Corp.	173,000	16,485,170
Antero Resources Corp.*	19,200	1,084,608
Cobalt International Energy, Inc.*	138,500	3,214,585
Denbury Resources, Inc.*	393,000	7,463,070
Laredo Petroleum Holdings, Inc.*	207,500	6,592,275
Pioneer Natural Resources Co.	75,000	15,358,500
		50,198,208
OTHER DIVERSIFIED FINANCIAL SERVICES—2.1%
Bank of America Corp.	468,500	6,540,260
Citigroup, Inc.	468,000	22,829,040

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OTHER DIVERSIFIED FINANCIAL SERVICES—(CONT.)
JPMorgan Chase & Co.	83,800	$4,319,052
		33,688,352
PAPER PRODUCTS—0.1%
International Paper Co.	23,700	1,057,257

PHARMACEUTICALS—4.1%
Actavis plc.*	185,000	28,597,300
Bristol-Myers Squibb Co.	231,000	12,132,120
Eli Lilly & Co.	124,300	6,192,626
Johnson & Johnson	24,300	2,250,423
Pfizer, Inc.	595,642	18,274,296
		67,446,765
REGIONAL BANKS—0.3%
Zions Bancorporation	180,800	5,129,296

RESTAURANTS—1.5%
McDonald’s Corp.	153,900	14,854,428
Starbucks Corp.	123,700	10,025,885
		24,880,313
SECURITY & ALARM SERVICES—1.1%
Tyco International Ltd.	512,900	18,746,495

SEMICONDUCTOR EQUIPMENT—1.5%
ASML Holding NV#	141,970	13,436,041
Lam Research Corp.*	210,500	11,415,415
		24,851,456
SEMICONDUCTORS—2.6%
Micron Technology, Inc.*	489,200	8,649,056
Microsemi Corp.*	263,260	6,615,724
NXP Semiconductor NV*	637,800	26,864,136
		42,128,916
SOFT DRINKS—1.9%
PepsiCo, Inc.	262,100	22,039,989
The Coca-Cola Co.	236,200	9,346,434
		31,386,423
SPECIALTY CHEMICALS—1.2%
Celanese Corp.	28,900	1,618,689
Rockwood Holdings, Inc.	293,300	18,551,225
		20,169,914
SPECIALTY STORES—0.1%
Tiffany & Co.	20,700	1,638,819

SYSTEMS SOFTWARE—1.1%
Microsoft Corp.	500,695	17,699,568

TOBACCO—0.8%
Philip Morris International, Inc.	148,260	13,212,931

	SHARES	VALUE
COMMON STOCKS—(CONT.)
TRADING COMPANIES & DISTRIBUTORS—0.6%
MRC Global, Inc.*	89,081	$2,489,814
United Rentals, Inc.*	108,600	7,014,474
		9,504,288
WIRELESS TELECOMMUNICATION SERVICES—0.1%
Vodafone Group PLC.#	30,900	1,137,738

TOTAL COMMON STOCKS (Cost $1,303,168,927)		1,602,245,309

MASTER LIMITED PARTNERSHIP—1.3%
ASSET MANAGEMENT & CUSTODY BANKS—1.3%
Blackstone Group LP.	770,400	20,246,112
(Cost $13,946,094)		20,246,112

REAL ESTATE INVESTMENT TRUST—0.4%
RESIDENTIAL—0.4%
American Homes 4 Rent, Cl. A*	405,940	6,283,951
(Cost $6,109,500)		6,283,951

Total Investments (Cost $1,323,224,521)(a)	99.8%	1,628,775,372
Other Assets in Excess of Liabilities	0.2%	3,848,561
NET ASSETS	100.0%	$1,632,623,933

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
*	Non-income producing security.
#	American Depositary Receipts.
(a)

At October 31, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,328,765,376, amounted to $300,009,996 which consisted of aggregate gross unrealized appreciation of $307,995,604 and aggregate gross unrealized depreciation of $7,985,608.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER INTERNATIONAL GROWTH FUND

Schedule of Investments‡ October 31, 2013

	SHARES	VALUE
COMMON STOCKS—98.5%
BELGIUM—1.5%
BREWERS—1.5%
Anheuser-Busch InBev NV	32,409	$3,370,778
(Cost $3,116,792)

BRAZIL—0.9%
DIVERSIFIED BANKS—0.9%
Itau Unibanco Holding SA#	136,200	2,098,842
(Cost $1,840,723)

CANADA—3.8%
INTEGRATED OIL & GAS—1.1%
Imperial Oil Ltd.	55,887	2,440,450

LEISURE PRODUCTS—1.0%
BRP, Inc.*	84,735	2,277,154

PHARMACEUTICALS—1.7%
Valeant Pharmaceuticals International, Inc.*	37,000	3,908,838
TOTAL CANADA (Cost $7,420,721)		8,626,442

CHINA—2.1%
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.1%
China South Locomotive and Rolling Stock Corp.	3,150,000	2,608,410

LIFE & HEALTH INSURANCE—1.0%
Ping An Insurance Group Co., of China Ltd.	292,500	2,303,253
TOTAL CHINA (Cost $4,425,677)		4,911,663

CYPRUS—0.6%
DATA PROCESSING & OUTSOURCED SERVICES—0.6%
QIWI PLC.#	36,700	1,485,616
(Cost $1,119,350)

DENMARK—1.0%
PHARMACEUTICALS—1.0%
Novo Nordisk A/S	13,364	2,223,765
(Cost $2,257,649)

FRANCE—5.3%
DIVERSIFIED BANKS—1.2%
BNP Paribas SA	38,100	2,821,473

HEALTH CARE SUPPLIES—1.0%
Essilor International SA	22,400	2,405,804

IT CONSULTING & OTHER SERVICES—0.5%
Criteo SA#*	32,000	1,129,920

OIL & GAS EQUIPMENT & SERVICES—1.2%
Technip SA	26,400	2,765,513

	SHARES	VALUE
COMMON STOCKS—(CONT.)
FRANCE—(CONT.)
PHARMACEUTICALS—1.4%
Sanofi	29,600	$3,156,592
TOTAL FRANCE (Cost $12,191,820)		12,279,302

GERMANY—7.5%
APPAREL ACCESSORIES & LUXURY GOODS—1.8%
Adidas AG	36,407	4,156,362

APPLICATION SOFTWARE—2.2%
SAP AG#	63,900	5,020,132

AUTOMOBILE MANUFACTURERS—2.1%
Bayerische Motoren Werke AG	41,746	4,735,274

SEMICONDUCTORS—1.4%
Infineon Technologies AG	334,436	3,237,259
TOTAL GERMANY (Cost $15,816,413)		17,149,027

HONG KONG—2.8%
CONSTRUCTION & ENGINEERING—0.5%
China State Construction International Holdings Ltd.	715,100	1,202,748

LIFE & HEALTH INSURANCE—2.3%
AIA Group Ltd.	1,011,404	5,133,335
TOTAL HONG KONG (Cost $5,751,487)		6,336,083

INDIA—0.5%
DIVERSIFIED BANKS—0.5%
HDFC Bank Ltd.	109,500	1,208,296
(Cost $1,170,726)

INDONESIA—0.5%
ALTERNATIVE CARRIERS—0.5%
Tower Bersama Infrastructure Tbk PT	2,283,100	1,154,462
(Cost $1,238,773)

IRELAND—2.5%
BIOTECHNOLOGY—0.8%
Alkermes PLC.*	55,200	1,942,488

INDUSTRIAL MACHINERY—1.7%
Ingersoll-Rand PLC.	56,628	3,824,089
TOTAL IRELAND (Cost $5,106,230)		5,766,577

ITALY—2.6%
APPAREL RETAIL—1.4%
Prada SpA	326,200	3,176,590

	SHARES	VALUE
COMMON STOCKS—(CONT.)
ITALY—(CONT.)
ELECTRICAL COMPONENTS & EQUIPMENT—1.2%
Prysmian SpA	112,400	$2,747,101
TOTAL ITALY (Cost $5,488,378)		5,923,691

JAPAN—21.2%
AUTO PARTS & EQUIPMENT—1.2%
Denso Corp.	59,500	2,846,875

AUTOMOBILE MANUFACTURERS—2.5%
Toyota Motor Corp.	89,100	5,762,709

COMMODITY CHEMICALS—0.5%
Toray Industries, Inc.	189,750	1,180,933

DIVERSIFIED BANKS—6.2%
Mitsubishi UFJ Financial Group, Inc.	713,903	4,501,142
Mizuho Financial Group, Inc.	1,020,000	2,126,405
Sumitomo Mitsui Financial Group, Inc.	97,700	4,684,553
Sumitomo Mitsui Trust Holdings, Inc.	577,200	2,829,210
		14,141,310
DIVERSIFIED REAL ESTATE ACTIVITIES—4.3%
Mitsui Fudosan Co., Ltd.	136,000	4,474,094
Sumitomo Realty & Development Co., Ltd.	112,400	5,286,520
		9,760,614
ELECTRONIC COMPONENTS—1.6%
Murata Manufacturing Co., Ltd.	44,800	3,585,458

INDUSTRIAL MACHINERY—1.0%
FANUC Corp.	14,950	2,389,932

INVESTMENT BANKING & BROKERAGE—1.5%
Daiwa Securities Group, Inc.	369,600	3,352,654

PROPERTY & CASUALTY INSURANCE—1.5%
Tokio Marine Holdings, Inc.	104,500	3,405,934

SPECIALTY CHEMICALS—0.9%
Nitto Denko Corp.	39,600	2,065,877
TOTAL JAPAN (Cost $47,381,381)		48,492,296

JERSEY CHANNEL ISLANDS—1.0%
AUTO PARTS & EQUIPMENT—1.0%
Delphi Automotive PLC.	39,300	2,247,960
(Cost $2,177,719)

MEXICO—1.2%
DIVERSIFIED REAL ESTATE ACTIVITIES—0.7%
Corp Inmobiliaria Vesta SAB de CV	889,730	1,704,921

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MEXICO—(CONT.)
GAS UTILITIES—0.5%
Infraestructura Energetica Nova SAB de CV	284,800	$1,127,499
TOTAL MEXICO (Cost $2,913,715)		2,832,420

NETHERLANDS—5.9%
AGRICULTURAL PRODUCTS—0.9%
Nutreco NV	43,693	2,142,571

ALTERNATIVE CARRIERS—1.5%
Ziggo NV	78,300	3,360,109

CONSTRUCTION & ENGINEERING—1.3%
Chicago Bridge & Iron Co., NV#	38,630	2,862,097

SEMICONDUCTOR EQUIPMENT—2.2%
ASML Holding NV#	53,867	5,098,006
TOTAL NETHERLANDS (Cost $11,299,718)		13,462,783

NORWAY—1.3%
DIVERSIFIED BANKS—1.3%
DNB ASA	171,377	3,036,915
(Cost $2,803,090)

PANAMA—1.2%
AIRLINES—1.2%
Copa Holdings SA, Cl. A	17,860	2,670,784
(Cost $2,372,285)

PERU—0.9%
DIVERSIFIED BANKS—0.9%
Credicorp Ltd.	15,500	2,117,300
(Cost $2,052,618)

PORTUGAL—0.9%
BROADCASTING—0.9%
ZON OPTIMUS, SGPS, S.A.	288,500	1,984,480
(Cost $1,694,064)

SINGAPORE—1.6%
REAL ESTATE OPERATING COMPANIES—1.6%
Global Logistic Properties Ltd.	1,443,900	3,591,878
(Cost $3,180,740)

SOUTH AFRICA—1.7%
PHARMACEUTICALS—1.7%
Aspen Pharmacare Holdings Ltd.	139,271	3,877,125
(Cost $3,106,153)

SOUTH KOREA—2.0%
SEMICONDUCTORS—2.0%
Samsung Electronics Co., Ltd.	1,800	2,484,735

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SOUTH KOREA—(CONT.)
SEMICONDUCTORS—(CONT.)
Samsung Electronics Co., Ltd. GDR(a)	3,122	$2,168,229
(Cost $4,518,732)		4,652,964

SPAIN—1.2%
INTEGRATED TELECOMMUNICATION SERVICES—1.2%
Let’s GOWEX SA	213,800	2,676,544
(Cost $1,677,468)

SWEDEN—2.0%
BIOTECHNOLOGY—0.5%
Swedish Orphan Biovitrum AB*	111,900	1,070,409

INDUSTRIAL MACHINERY—0.4%
Arcam AB*	7,500	1,010,191

PHARMACEUTICALS—1.1%
Meda AB	227,867	2,559,414
TOTAL SWEDEN (Cost $4,634,742)		4,640,014

SWITZERLAND—5.5%
APPAREL ACCESSORIES & LUXURY GOODS—2.3%
Cie Financiere Richemont SA	51,172	5,248,049

PHARMACEUTICALS—2.2%
Roche Holding AG	18,448	5,107,613

SECURITY & ALARM SERVICES—1.0%
Tyco International Ltd.	64,400	2,353,820
TOTAL SWITZERLAND (Cost $11,557,799)		12,709,482

UNITED KINGDOM—19.3%
AEROSPACE & DEFENSE—1.0%
Rolls-Royce Holdings PLC	125,700	2,317,650
Rolls-Royce Holdings PLC, C Shares*(L2)	10,810,200	17,332
		2,334,982
BREWERS—2.0%
SABMiller PLC.	89,100	4,648,470

CABLE & SATELLITE—1.5%
Liberty Global, Inc., Cl. A*	44,000	3,448,280

DIVERSIFIED BANKS—1.1%
HSBC Holdings PLC.	238,001	2,602,805

HOUSEHOLD PRODUCTS—2.0%
Reckitt Benckiser Group PLC.	59,262	4,606,316

INDUSTRIAL GASES—1.2%
Essentra PLC.	208,200	2,615,378

	SHARES	VALUE
COMMON STOCKS—(CONT.)
UNITED KINGDOM—(CONT.)
INTEGRATED OIL & GAS—0.7%
BG Group PLC.	82,977	$1,694,227

IT CONSULTING & OTHER SERVICES—0.9%
Telecity Group PLC.	173,466	2,120,650

OIL & GAS EQUIPMENT & SERVICES—1.3%
Hunting PLC.	203,786	2,914,432

OIL & GAS EXPLORATION & PRODUCTION—1.1%
Tullow Oil PLC.	161,544	2,441,108

PACKAGED FOODS & MEATS—1.0%
Tate & Lyle PLC.	178,438	2,264,400

PHARMACEUTICALS—1.7%
Shire PLC.	89,100	3,929,914

SPECIALTY CHEMICALS—2.3%
Croda International PLC.	71,942	2,809,794
Johnson Matthey PLC.	48,756	2,348,242
		5,158,036
TOBACCO—1.5%
British American Tobacco PLC.	62,411	3,438,184
TOTAL UNITED KINGDOM (Cost $42,960,966)		44,217,182

TOTAL COMMON STOCKS (Cost $211,275,929)		225,744,671

Total Investments (Cost $211,275,929)(b)	98 .5%	225,744,671
Other Assets in Excess of Liabilities	1.5%	3,396,943

NET ASSETS	100 .0%	$229,141,614

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
#	American Depositary Receipts.
*	Non-income producing security.
(a)	Global Depositary Receipts.
(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(b)

At October 31, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $211,513,055, amounted to $14,231,616 which consisted of aggregate gross unrealized appreciation of $19,984,061 and aggregate gross unrealized depreciation of $5,752,445.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER MID CAP GROWTH FUND

Schedule of Investments‡ October 31, 2013

	SHARES	VALUE
COMMON STOCKS—94.4%
AEROSPACE & DEFENSE—1.2%
B/E Aerospace, Inc.*	19,200	$1,558,272
TransDigm Group, Inc.	7,500	1,090,575
		2,648,847
AIRLINES—2.0%
Copa Holdings SA, Cl. A	15,200	2,273,008
Delta Air Lines, Inc.	79,700	2,102,486
		4,375,494
ALTERNATIVE CARRIERS—1.0%
Cogent Communications Group, Inc.	61,500	2,160,495

APPAREL ACCESSORIES & LUXURY GOODS—3.6%
Fifth & Pacific Cos, Inc.*	69,700	1,846,353
Michael Kors Holdings Ltd.*	16,800	1,292,760
PVH Corp.	19,300	2,404,201
Ralph Lauren Corp.	14,500	2,401,780
		7,945,094
APPAREL RETAIL—1.9%
L Brands, Inc.	28,800	1,803,168
Ross Stores, Inc.	31,500	2,436,525
		4,239,693
APPLICATION SOFTWARE—1.5%
Autodesk, Inc.*	18,000	718,380
Cadence Design Systems, Inc.*	73,100	948,107
Nuance Communications, Inc.*	38,300	595,948
Synchronoss Technologies, Inc.*	28,800	997,056
		3,259,491
ASSET MANAGEMENT & CUSTODY BANKS—1.7%
Affiliated Managers Group, Inc.*	6,600	1,303,104
SEI Investments, Co.	39,700	1,317,643
Waddell & Reed Financial Inc., Cl. A	18,400	1,136,200
		3,756,947
AUTO PARTS & EQUIPMENT—2.4%
BorgWarner, Inc.	14,800	1,526,324
Delphi Automotive PLC.	39,050	2,233,660
WABCO Holdings, Inc.*	18,500	1,585,080
		5,345,064
AUTOMOBILE MANUFACTURERS—0.3%
Tesla Motors, Inc.*	4,500	719,730

BIOTECHNOLOGY—5.3%
Alexion Pharmaceuticals, Inc.*	22,050	2,711,048
BioMarin Pharmaceutical, Inc.*	34,700	2,179,854
Idenix Pharmaceuticals, Inc.*	196,321	645,896
Medivation, Inc.*	20,200	1,209,172
Portola Pharmaceuticals, Inc.*	57,600	1,275,840

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BIOTECHNOLOGY—(CONT.)
Regeneron Pharmaceuticals, Inc.*	8,500	$2,444,600
Theravance, Inc.*	23,200	850,048
Vertex Pharmaceuticals, Inc.*	6,000	428,040
		11,744,498
BROADCASTING—1.9%
CBS Corp., Cl. B	51,200	3,027,968
Sinclair Broadcast Group, Inc., CL. A	35,400	1,134,924
		4,162,892
BUILDING PRODUCTS—1.2%
Lennox International, Inc.	33,500	2,615,010

CABLE & SATELLITE—2.2%
AMC Networks, Inc.*	15,800	1,107,422
DISH Network Corp.	39,400	1,899,080
Liberty Global, Inc., Cl. A*	24,600	1,927,902
		4,934,404
CASINOS & GAMING—1.9%
Melco Crown Entertainment Ltd.#*	22,700	752,732
MGM Resorts International*	117,400	2,235,296
Wynn Resorts Ltd.	7,000	1,163,750
		4,151,778
COMMUNICATIONS EQUIPMENT—0.6%
ARRIS Group, Inc.*	67,700	1,209,122

COMPUTER & ELECTRONICS RETAIL—0.7%
Best Buy Co., Inc.	33,300	1,425,240

COMPUTER HARDWARE—0.6%
NCR Corp.*	33,900	1,239,045

COMPUTER STORAGE & PERIPHERALS—1.3%
SanDisk Corp.	17,600	1,223,200
Western Digital Corp.	22,200	1,545,786
		2,768,986
CONSTRUCTION & ENGINEERING—0.6%
Quanta Services, Inc.*	41,400	1,250,694

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.5%
Oshkosh Corp.*	21,300	1,013,667

CONSTRUCTION MATERIALS—0.8%
Eagle Materials, Inc.	24,000	1,800,240

DATA PROCESSING & OUTSOURCED SERVICES—3.3%
Alliance Data Systems Corp.*	12,800	3,034,368
Fiserv, Inc.*	23,100	2,419,263
Paychex, Inc.	42,200	1,783,372
		7,237,003
DEPARTMENT STORES—0.8%
Macy’s, Inc.	38,100	1,756,791

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DISTILLERS & VINTNERS—1.3%
Beam, Inc.	41,900	$2,819,870

DISTRIBUTORS—0.7%
LKQ Corp.*	43,800	1,446,714

DIVERSIFIED CHEMICALS—2.2%
Eastman Chemical Co.	28,100	2,213,999
PPG Industries, Inc.	14,500	2,647,410
		4,861,409
ELECTRICAL COMPONENTS & EQUIPMENT—1.5%
Eaton Corp., PLC.	29,100	2,053,296
Hubbell Inc., Cl. B	12,000	1,290,480
		3,343,776
ELECTRONIC EQUIPMENT MANUFACTURERS—0.5%
OSI Systems, Inc.*	16,000	1,165,440

ENVIRONMENTAL & FACILITIES SERVICES—0.8%
Stericycle, Inc.*	15,400	1,789,480

FOOD RETAIL—0.8%
Whole Foods Market, Inc.	29,300	1,849,709

GENERAL MERCHANDISE STORES—1.0%
Dollar General Corp.*	37,100	2,143,638

HEALTH CARE EQUIPMENT—1.6%
CR Bard, Inc.	11,300	1,539,286
Edwards Lifesciences Corp.*	16,400	1,069,116
Thoratec Corp.*	22,000	950,180
		3,558,582
HEALTH CARE SERVICES—1.0%
Catamaran Corp.*	32,590	1,530,426
DaVita HealthCare Partners, Inc.*	10,700	601,447
		2,131,873
HEALTH CARE TECHNOLOGY—0.5%
Cerner Corp.*	20,800	1,165,424

HOME FURNISHING RETAIL—0.6%
Bed Bath & Beyond, Inc.*	16,800	1,298,976

HOME IMPROVEMENT RETAIL—0.3%
Lumber Liquidators Holdings, Inc.*	5,200	593,788

HOMEBUILDING—0.6%
Lennar Corp., Cl. A	36,800	1,308,240

HOMEFURNISHING RETAIL—0.7%
Restoration Hardware Holdings, Inc.*	23,000	1,604,020

HOUSEWARES & SPECIALTIES—1.4%
Jarden Corp.*	54,200	3,000,512

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.6%
Robert Half International, Inc.	35,100	1,352,403

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INDUSTRIAL MACHINERY—1.7%
Ingersoll-Rand PLC.	41,200	$2,782,236
Pall Corp.	11,500	925,980
		3,708,216
INSURANCE BROKERS—0.8%
Aon PLC.	23,280	1,841,215

INTERNET RETAIL—0.6%
TripAdvisor, Inc.*	16,300	1,348,173

INTERNET SOFTWARE & SERVICES—2.2%
Cornerstone OnDemand, Inc.*	34,700	1,643,739
LinkedIn Corp.*	2,500	559,175
OpenTable, Inc.*	14,400	1,000,512
VistaPrint NV*	29,298	1,583,557
		4,786,983
LEISURE FACILITIES—0.8%
Six Flags Entertainment Corp.	47,200	1,775,192

LIFE & HEALTH INSURANCE—0.8%
Lincoln National Corp.	39,800	1,807,318

LIFE SCIENCES TOOLS & SERVICES—0.9%
Charles River Laboratories International, Inc.*	22,700	1,117,067
Illumina, Inc.*	9,400	878,994
		1,996,061
METAL & GLASS CONTAINERS—0.9%
Owens-Illinois, Inc.*	64,600	2,053,634

OFFICE ELECTRONICS—0.5%
Xerox Corp.	102,200	1,015,868

OFFICE SERVICES & SUPPLIES—0.7%
West Corp.	74,700	1,644,894

OIL & GAS EQUIPMENT & SERVICES—1.9%
Cameron International Corp.*^	45,400	2,490,644
Superior Energy Services, Inc.*^	62,800	1,684,924
		4,175,568
OIL & GAS EXPLORATION & PRODUCTION—3.2%
Cabot Oil & Gas Corp.^	50,100	1,769,532
Denbury Resources, Inc.*	106,300	2,018,637
Pioneer Natural Resources Co.	12,200	2,498,316
Rosetta Resources, Inc.*^	5,100	305,694
Whiting Petroleum Corp.*^	6,000	401,340
		6,993,519
OIL & GAS REFINING & MARKETING—1.1%
HollyFrontier Corp.^	30,500	1,404,830
Tesoro Corp.^	18,700	914,243
		2,319,073

	SHARES	VALUE
COMMON STOCKS—(CONT.)
PACKAGED FOODS & MEATS—2.9%
ConAgra Foods, Inc.	115,000	$3,658,150
The Hershey Co.	27,900	2,768,796
		6,426,946
PHARMACEUTICALS—3.3%
Actavis plc.*	24,800	3,833,584
Mylan, Inc.*	32,400	1,226,988
Zoetis, Inc.	71,200	2,254,192
		7,314,764
REAL ESTATE SERVICES—0.5%
Jones Lang LaSalle, Inc.	11,300	1,075,760

RESEARCH & CONSULTING SERVICES—1.3%
CoStar Group, Inc.*	7,100	1,256,629
Verisk Analytics, Inc., Cl. A*	22,800	1,562,256
		2,818,885
RESTAURANTS—1.8%
Chipotle Mexican Grill, Inc.*	3,500	1,844,395
Dunkin’ Brands Group, Inc.	43,500	2,074,080
		3,918,475
SECURITY & ALARM SERVICES—1.0%
Tyco International Ltd.	62,400	2,280,720

SEMICONDUCTOR EQUIPMENT—1.0%
Lam Research Corp.*	42,300	2,293,929

SEMICONDUCTORS—2.5%
Micron Technology, Inc.*	64,900	1,147,432
Microsemi Corp.*	82,600	2,075,738
NXP Semiconductor NV*	55,700	2,346,084
		5,569,254
SPECIALIZED FINANCE—1.1%
IntercontinentalExchange, Inc.*	5,400	1,040,742
Moody’s Corp.	18,800	1,328,408
		2,369,150
SPECIALTY CHEMICALS—1.4%
Rockwood Holdings, Inc.	41,900	2,650,175
The Sherwin-Williams Co.	2,700	507,600
		3,157,775
SPECIALTY STORES—2.0%
Tiffany & Co.	29,900	2,367,183
Tractor Supply Co.	27,700	1,976,395
		4,343,578
SYSTEMS SOFTWARE—1.7%
Check Point Software Technologies Ltd.*	16,700	968,934
CommVault Systems, Inc.*	9,100	710,528

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SYSTEMS SOFTWARE—(CONT.)
ServiceNow, Inc.*	37,600	$2,053,336
		3,732,798
TOBACCO—1.2%
Lorillard, Inc.	50,000	2,550,500

TRADING COMPANIES & DISTRIBUTORS—2.0%
United Rentals, Inc.*	31,600	2,041,044
WW Grainger, Inc.	8,700	2,340,039
		4,381,083
WIRELESS TELECOMMUNICATION SERVICES—1.2%
Crown Castle International Corp.*	35,100	2,668,302

TOTAL COMMON STOCKS (Cost $181,288,554)		207,561,712

MASTER LIMITED PARTNERSHIP—1.2%
INVESTMENT BANKING & BROKERAGE—1.2%
Apollo Global Management LLC.	79,450	2,563,057
(Cost $2,243,401)		2,563,057

REAL ESTATE INVESTMENT TRUST—0.5%
RESIDENTIAL—0.5%
American Homes 4 Rent, Cl. A*	68,900	1,066,572
(Cost $1,033,500)		1,066,572

	CONTRACTS
PURCHASED OPTIONS—0.0%
PUT OPTIONS—0.0%
Hess Corp./ November/ 75*,~	266	5,320
Hess Corp./ November/ 80*,~	255	21,420
SM Energy Co./ November/ 75*,~(L2)	76	760
TOTAL PUT OPTIONS (Cost $68,042)		27,500

CALL OPTIONS—0.0%
Superior Energy Services, Inc./ November/ 27.5*^(L2)	116	2,900
(Cost $4,796)		2,900
TOTAL PURCHASED OPTIONS (Cost $72,838)		30,400

Total Investments (Cost $184,638,293)(a)	96.1%	211,221,741
Other Assets in Excess of Liabilities	3.9%	8,670,641
NET ASSETS	100.0%	$219,892,382

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
*	Non-income producing security.
#	American Depositary Receipts.
^	All or a portion of this security has been pledged as collateral for written call options.
~	All or a portion of this security has been pledged as collateral for written put options.
(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(a)

At October 31, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $184,919,700, amounted to $26,271,641 which consisted of aggregate gross unrealized appreciation of $30,569,467 and aggregate gross unrealized depreciation of $4,297,826.

Industry classifications are unaudited.

See Notes to Financial Statements.

	CONTRACTS	SHARES SUBJECT TO PUT/ CALL	VALUE
PUT OPTIONS WRITTEN
Cabot Oil & Gas Corp./ December/ 37.5	(39)	(3,900)	$(11,115)
Cabot Oil & Gas Corp./ December/ 40	(49)	(4,900)	(25,872)
Cameron International Corp./ November/ 55	(39)	(3,900)	(4,485)
Cameron International Corp./ November/ 60	(39)	(3,900)	(19,812)
Cameron International Corp./ November/ 65(L2)	(96)	(9,600)	(96,000)
Cameron International Corp./ November/ 67.5(L2)	(52)	(5,200)	(62,920)
Cobalt International Energy, Inc./ November/ 25	(76)	(7,600)	(15,200)
Cobalt International Energy, Inc./ November/ 27.5(L2)	(59)	(5,900)	(25,370)
Ensco PLC/ November/ 55	(39)	(3,900)	(585)
Ensco PLC/ November/ 57.5	(39)	(3,900)	(3,315)
Ensco PLC/ November/ 60(L2)	(59)	(5,900)	(12,980)
Hess Corp./ November/ 70	(58)	(5,800)	(406)
Hess Corp./ November/ 72.5	(118)	(11,800)	(1,062)
Hess Corp./ November/ 77.5	(290)	(29,000)	(8,990)
Hess Corp./ November/ 82.5	(156)	(15,600)	(32,292)
HollyFrontier Corp./ November/ 45	(39)	(3,900)	(2,730)
HollyFrontier Corp./ November/ 46	(39)	(3,900)	(4,485)
HollyFrontier Corp./ November/ 47	(39)	(3,900)	(5,265)
HollyFrontier Corp./ November/ 48	(20)	(2,000)	(3,900)
Rosetta Resources, Inc./ November/ 55(L2)	(29)	(2,900)	(1,160)
SM Energy Co./ November/ 70	(37)	(3,700)	(185)
SM Energy Co./ November/ 80(L2)	(59)	(5,900)	(1,180)
SM Energy Co./ November/ 85	(39)	(3,900)	(3,900)
Superior Energy Services, Inc./ November/ 27.5(L2)	(157)	(15,700)	(14,130)
Tesoro Corp./ November/ 50	(20)	(2,000)	(4,340)
Weatherford International Ltd/ November/ 16	(111)	(11,100)	(3,885)
Weatherford International Ltd/ November/ 17	(111)	(11,100)	(9,990)
Whiting Petroleum Corp./ November/ 62.5	(176)	(17,600)	(7,920)
Whiting Petroleum Corp./ November/ 65	(118)	(11,800)	(14,160)
Whiting Petroleum Corp./ November/ 67.5	(137)	(13,700)	(27,263)
Whiting Petroleum Corp./ November/ 70	(54)	(5,400)	(22,626)
TOTAL PUT OPTIONS WRITTEN (Premiums Received $(550,033))			(447,523)
CALL OPTIONS WRITTEN
Cabot Oil & Gas Corp./ December/ 32.5	(40)	(4,000)	(12,360)
Cabot Oil & Gas Corp./ December/ 35	(48)	(4,800)	(8,160)
Cabot Oil & Gas Corp./ November/ 35	(39)	(3,900)	(4,095)
Cameron International Corp./ November/ 60	(31)	(3,100)	(341)
Cameron International Corp./ November/ 62.5	(39)	(3,900)	(390)
HollyFrontier Corp./ November/ 41	(78)	(7,800)	(43,134)
HollyFrontier Corp./ November/ 42	(39)	(3,900)	(17,667)

	CONTRACTS	SHARES SUBJECT TO PUT/ CALL	VALUE
CALL OPTIONS WRITTEN
HollyFrontier Corp./ November/ 43	(37)	(3,700)	$(12,876)
HollyFrontier Corp./ November/ 44	(37)	(3,700)	(10,545)
HollyFrontier Corp./ November/ 45	(100)	(10,000)	(19,500)
Rosetta Resources, Inc./ November/ 50(L2)	(29)	(2,900)	(28,710)
Superior Energy Services, Inc./ November/ 22.5(L2)	(74)	(7,400)	(28,860)
Superior Energy Services, Inc./ November/ 25	(340)	(34,000)	(61,200)
Tesoro Corp./ November/ 44(L2)	(39)	(3,900)	(20,475)
Tesoro Corp./ November/ 46	(78)	(7,800)	(30,420)
Tesoro Corp./ November/ 47	(39)	(3,900)	(12,090)
Tesoro Corp./ November/ 48	(20)	(2,000)	(5,260)
Whiting Petroleum Corp./ November/ 65	(54)	(5,400)	(14,850)
TOTAL CALL OPTIONS WRITTEN (Premiums Received $(273,256))			(330,933)
TOTAL OPTIONS WRITTEN (Premiums Received $(823,289))			$(778,456)

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER SMID CAP GROWTH FUND

Schedule of Investments‡ October 31, 2013

	SHARES	VALUE
COMMON STOCKS—94.8%
ADVERTISING—0.7%
Lamar Advertising Co., Cl. A*	162,600	$7,432,446

AEROSPACE & DEFENSE—2.3%
B/E Aerospace, Inc.*	116,500	9,455,140
Hexcel Corp.*	252,850	10,698,083
TransDigm Group, Inc.	40,800	5,932,728
		26,085,951
AIRLINES—1.6%
Alaska Air Group, Inc.	88,000	6,218,080
Copa Holdings SA, Cl. A	78,000	11,664,120
		17,882,200
ALTERNATIVE CARRIERS—0.9%
Cogent Communications Group, Inc.	289,990	10,187,349

APPAREL ACCESSORIES & LUXURY GOODS—1.7%
Fifth & Pacific Cos, Inc.*	470,350	12,459,572
Fossil Group, Inc.*	56,050	7,114,987
		19,574,559
APPAREL RETAIL—1.3%
ANN, Inc.*	222,200	7,856,992
The Children’s Place Retail Stores, Inc.*	134,800	7,358,732
		15,215,724
APPLICATION SOFTWARE—4.0%
ANSYS, Inc.*	62,500	5,465,625
Aspen Technology, Inc.*	315,350	12,055,830
Cadence Design Systems, Inc.*	626,200	8,121,814
SolarWinds, Inc.*	140,800	5,095,552
Synchronoss Technologies, Inc.*	182,100	6,304,302
Ultimate Software Group, Inc.*	55,800	8,619,984
		45,663,107
ASSET MANAGEMENT & CUSTODY BANKS—1.4%
SEI Investments, Co.	254,250	8,438,558
Waddell & Reed Financial Inc., Cl. A	111,000	6,854,250
		15,292,808
AUTO PARTS & EQUIPMENT—1.9%
Dana Holding Corp.	201,745	3,954,202
Tenneco, Inc.*	146,700	7,785,369
WABCO Holdings, Inc.*	117,600	10,075,968
		21,815,539
BIOTECHNOLOGY—5.0%
Acorda Therapeutics, Inc.*	170,050	5,205,230
Alkermes PLC.*	293,750	10,337,062
Cepheid, Inc.*	185,250	7,543,380
Cubist Pharmaceuticals, Inc.*	116,350	7,213,700
Medivation, Inc.*	73,600	4,405,696

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BIOTECHNOLOGY—(CONT.)
Pharmacyclics, Inc.*	89,650	$10,636,076
Portola Pharmaceuticals, Inc.*	150,250	3,328,038
Synageva BioPharma Corp.*	59,850	3,040,380
Theravance, Inc.*	146,300	5,360,432
		57,069,994
BROADCASTING—0.7%
Sinclair Broadcast Group, Inc., CL. A	244,135	7,826,968

BUILDING PRODUCTS—2.3%
AO Smith Corp.	271,750	14,035,888
Lennox International, Inc.	151,850	11,853,411
		25,889,299
CABLE & SATELLITE—0.5%
AMC Networks, Inc.*	82,350	5,771,911

COMMUNICATIONS EQUIPMENT—1.9%
ARRIS Group, Inc.*	310,850	5,551,781
Aruba Networks, Inc.*	375,500	7,044,380
JDS Uniphase Corp.*	642,950	8,416,215
		21,012,376
COMPUTER HARDWARE—1.7%
3D Systems Corp.*	162,900	10,138,896
NCR Corp.*	186,600	6,820,230
Stratasys Ltd.*	20,500	2,321,215
		19,280,341
CONSTRUCTION & ENGINEERING—0.8%
Quanta Services, Inc.*	305,050	9,215,561

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.6%
Oshkosh Corp.*	130,950	6,231,911

CONSTRUCTION MATERIALS—0.8%
Eagle Materials, Inc.	125,850	9,440,008

DATA PROCESSING & OUTSOURCED SERVICES—2.9%
MAXIMUS, Inc.	213,200	10,329,540
Total System Services, Inc.	335,950	10,021,389
WEX, Inc.*	130,800	12,210,180
		32,561,109
DISTRIBUTORS—0.7%
LKQ Corp.*	241,450	7,975,094

EDUCATION SERVICES—1.0%
Grand Canyon Education, Inc.*	227,315	10,745,180

ELECTRICAL COMPONENTS & EQUIPMENT—1.4%
Acuity Brands, Inc.	65,950	6,628,634
Hubbell Inc., Cl. B	89,650	9,640,961
		16,269,595

	SHARES	VALUE
COMMON STOCKS—(CONT.)
ELECTRONIC COMPONENTS—0.2%
Belden, Inc.	33,250	$2,236,395

ELECTRONIC EQUIPMENT MANUFACTURERS—2.3%
Cognex Corp.	179,100	5,596,875
FEI Co.	82,750	7,371,370
National Instruments Corp.	145,050	4,213,702
OSI Systems, Inc.*	125,250	9,123,210
		26,305,157
ELECTRONIC MANUFACTURING SERVICES—0.5%
Trimble Navigation Ltd.*	194,740	5,563,722

ENVIRONMENTAL & FACILITIES SERVICES—0.8%
Waste Connections, Inc.	211,875	9,055,538

FOOD DISTRIBUTORS—1.0%
United Natural Foods, Inc.*	151,700	10,838,965

FOOD RETAIL—0.5%
The Fresh Market, Inc.*	107,100	5,452,461

FOREST PRODUCTS—0.6%
Louisiana-Pacific Corp.*	394,350	6,707,894

HEALTH CARE EQUIPMENT—3.0%
Insulet Corp.*	298,700	11,655,274
Sirona Dental Systems, Inc.*	113,550	8,203,987
Thoratec Corp.*	149,650	6,463,384
Wright Medical Group, Inc.*	295,950	8,040,962
		34,363,607
HEALTH CARE FACILITIES—2.3%
Healthsouth Corp.	241,400	8,475,554
Tenet Healthcare Corporation*	120,700	5,695,833
Universal Health Services, Inc., Cl. B	142,500	11,479,800
		25,651,187
HEALTH CARE SERVICES—0.3%
Premier, Inc.*	123,000	3,789,630

HEALTH CARE SUPPLIES—1.9%
Align Technology, Inc.*	195,950	11,180,907
Endologix, Inc.*	555,300	10,034,271
		21,215,178
HEALTH CARE TECHNOLOGY—0.8%
athenahealth, Inc.*	66,100	8,825,011

HOME IMPROVEMENT RETAIL—0.7%
Lumber Liquidators Holdings, Inc.*	69,100	7,890,529

HOMEBUILDING—0.7%
Taylor Morrison Home Corp., Cl. A*	362,850	8,069,784

HOMEFURNISHING RETAIL—0.7%
Pier 1 Imports, Inc.	378,900	7,911,432

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOUSEWARES & SPECIALTIES—2.0%
Jarden Corp.*	240,000	$13,286,400
Tupperware Brands Corp.	109,935	9,855,673
		23,142,073
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.9%
Robert Half International, Inc.	251,950	9,707,634

INDUSTRIAL MACHINERY—3.5%
Actuant Corp., Cl. A	295,400	11,095,224
Lincoln Electric Holdings, Inc.	104,650	7,245,966
Middleby Corp.*	29,600	6,738,440
Nordson Corp.	106,100	7,648,749
Watts Water Technologies, Inc.	124,150	7,173,387
		39,901,766
INSURANCE BROKERS—0.7%
Brown & Brown, Inc.	259,850	8,297,010

INTERNET SOFTWARE & SERVICES—2.6%
AOL, Inc.	156,800	5,682,432
Cornerstone OnDemand, Inc.*	208,850	9,893,224
DealerTrack Holdings, Inc.*	260,050	9,699,865
Demandware, Inc.*	77,400	3,827,430
		29,102,951
INVESTMENT BANKING & BROKERAGE—0.5%
LPL Financial Holdings, Inc.	141,000	5,744,340

IT CONSULTING & OTHER SERVICES—0.7%
Gartner, Inc.*	142,700	8,412,165

LEISURE FACILITIES—1.7%
Life Time Fitness, Inc.*	183,750	8,345,925
Six Flags Entertainment Corp.	279,900	10,527,039
		18,872,964
LEISURE PRODUCTS—0.8%
Brunswick Corp.	201,450	9,091,438

LIFE SCIENCES TOOLS & SERVICES—0.7%
Charles River Laboratories International, Inc.*	167,000	8,218,070

MANAGED HEALTH CARE—0.7%
Molina Healthcare, Inc.*	261,050	8,259,622

METAL & GLASS CONTAINERS—1.6%
Berry Plastics Group, Inc.*	354,800	7,124,384
Owens-Illinois, Inc.*	329,500	10,474,805
		17,599,189
OIL & GAS EQUIPMENT & SERVICES—0.8%
Dresser-Rand Group, Inc.*	91,400	5,554,378
Oceaneering International, Inc.	35,200	3,022,976
		8,577,354

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EXPLORATION & PRODUCTION—3.2%
Denbury Resources, Inc.*	542,950	$10,310,620
Nothern Oil and Gas, Inc.*	184,650	3,033,799
Oasis Petroleum, Inc.*	75,850	4,039,013
SM Energy Co.	111,500	9,880,015
Whiting Petroleum Corp.*	141,100	9,438,179
		36,701,626
PACKAGED FOODS & MEATS—1.9%
B&G Foods, Inc.	303,050	10,258,242
Hain Celestial Group, Inc.*	133,950	11,148,659
		21,406,901
PHARMACEUTICALS—1.3%
Auxilium Pharmaceuticals, Inc.*	214,227	3,686,847
Questcor Pharmaceuticals, Inc.	98,700	6,057,219
ViroPharma, Inc.*	141,250	5,483,325
		15,227,391
RAILROADS—0.9%
Genesee & Wyoming, Inc., Cl. A*	102,900	10,273,536

REAL ESTATE SERVICES—0.7%
Jones Lang LaSalle, Inc.	87,300	8,310,960

REGIONAL BANKS—1.5%
Signature Bank*	85,700	8,725,974
Synovus Financial Corp.	2,708,550	8,802,788
		17,528,762
RESEARCH & CONSULTING SERVICES—0.5%
Equifax, Inc.	86,650	5,603,655

RESTAURANTS—1.0%
Dunkin’ Brands Group, Inc.	233,453	11,131,039

SEMICONDUCTOR EQUIPMENT—1.1%
Lam Research Corp.*	222,818	12,083,420

SEMICONDUCTORS—1.8%
Microsemi Corp.*	459,650	11,551,005
ON Semiconductor Corp.*	707,300	4,993,538
Skyworks Solutions, Inc.*	137,400	3,542,172
		20,086,715
SPECIALIZED CONSUMER SERVICES—0.8%
Service Corp. International	500,300	9,010,403

SPECIALTY CHEMICALS—3.6%
Chemtura Corp.*	475,100	11,639,950
PolyOne Corp.	269,950	8,179,485
Rockwood Holdings, Inc.	170,650	10,793,612
The Valspar Corp.	150,805	10,551,826
		41,164,873

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALTY STORES—1.8%
Dick’s Sporting Goods, Inc.	153,900	$8,189,019
GNC Holdings, Inc., Cl. A	208,600	12,269,852
		20,458,871
SYSTEMS SOFTWARE—2.7%
CommVault Systems, Inc.*	113,300	8,846,464
Fortinet, Inc.*	140,000	2,815,400
NetSuite, Inc.*	85,500	8,625,240
ServiceNow, Inc.*	192,550	10,515,155
		30,802,259
THRIFTS & MORTGAGE FINANCE—0.6%
MGIC Investment Corp.*	768,850	6,258,439

TRADING COMPANIES & DISTRIBUTORS—1.8%
MSC Industrial Direct Co., Inc.	69,500	5,307,715
United Rentals, Inc.*	134,750	8,703,503
WESCO International, Inc.*	73,500	6,281,310
		20,292,528
TOTAL COMMON STOCKS (Cost $833,253,570)		1,073,583,474

MASTER LIMITED PARTNERSHIP—1.3%
ASSET MANAGEMENT & CUSTODY BANKS—1.3%
Fortress Investment Group LLC, Cl. A	702,300	5,793,975
Och-Ziff Capital Management Group LLC, Cl. A	703,900	8,791,711
		14,585,686
TOTAL MASTER LIMITED PARTNERSHIP (Cost $12,190,764)		14,585,686

REAL ESTATE INVESTMENT TRUST—1.3%
RETAIL—0.8%
Tanger Factory Outlet Centers	248,900	8,674,165

SPECIALIZED—0.5%
Sovran Self Storage, Inc.	82,400	6,302,776
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $14,448,051)		14,976,941

Total Investments (Cost $859,892,385)(a)	97.4%	1,103,146,101
Other Assets in Excess of Liabilities	2.6%	29,570,418
NET ASSETS	100.0%	$1,132,716,519

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
*	Non-income producing security.
(a)

At October 31, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $861,413,302, amounted to $241,732,799 which consisted of aggregate gross unrealized appreciation of $251,848,878 and aggregate gross unrealized depreciation of $10,116,079.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER SMALL CAP GROWTH FUND

Schedule of Investments‡ October 31, 2013

	SHARES	VALUE
COMMON STOCKS—95.1%
AEROSPACE & DEFENSE—1.4%
Esterline Technologies Corp.*	15,020	$1,204,003
Hexcel Corp.*	65,400	2,767,074
		3,971,077
AIR FREIGHT & LOGISTICS—0.9%
HUB Group, Inc., Cl. A*	72,350	2,657,416

AIRLINES—0.6%
Alaska Air Group, Inc.	22,900	1,618,114

ALTERNATIVE CARRIERS—1.1%
Cogent Communications Group, Inc.	91,000	3,196,830

APPAREL ACCESSORIES & LUXURY GOODS—1.2%
Fifth & Pacific Cos, Inc.*	132,700	3,515,223

APPAREL RETAIL—2.1%
ANN, Inc.*	65,700	2,323,152
DSW, Inc., Cl. A	24,000	2,104,080
The Children’s Place Retail Stores, Inc.*	27,750	1,514,872
		5,942,104
APPLICATION SOFTWARE—4.0%
Aspen Technology, Inc.*	84,500	3,230,435
BroadSoft, Inc.*	40,100	1,312,072
Cadence Design Systems, Inc.*	161,700	2,097,249
Synchronoss Technologies, Inc.*	78,600	2,721,132
Ultimate Software Group, Inc.*	13,950	2,154,996
		11,515,884
ASSET MANAGEMENT & CUSTODY BANKS—1.4%
Financial Engines, Inc.	49,600	2,771,152
WisdomTree Investments, Inc.*	93,400	1,298,260
		4,069,412
AUTO PARTS & EQUIPMENT—1.5%
American Axle & Manufacturing Holdings, Inc.*	97,300	1,810,753
Dana Holding Corp.	32,764	642,174
Tenneco, Inc.*	35,400	1,878,678
		4,331,605
BIOTECHNOLOGY—6.1%
ACADIA Pharmaceuticals, Inc.*	69,400	1,577,462
Acorda Therapeutics, Inc.*	50,700	1,551,927
Aegerion Pharmaceuticals, Inc.*	15,600	1,291,992
Alkermes PLC.*	76,700	2,699,073
Celldex Therapeutics, Inc.*	41,600	953,056
Cepheid, Inc.*	56,000	2,280,320
Cubist Pharmaceuticals, Inc.*	36,000	2,232,000
Orexigen Therapeutics, Inc.*	176,050	859,124
Portola Pharmaceuticals, Inc.*	52,400	1,160,660
Synageva BioPharma Corp.*	29,400	1,493,520

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BIOTECHNOLOGY—(CONT.)
Theravance, Inc.*	40,950	$1,500,408
		17,599,542
BROADCASTING—1.0%
Nexstar Broadcasting Group, Inc.	63,100	2,801,009

BUILDING PRODUCTS—1.3%
AO Smith Corp.	70,600	3,646,490

COMMUNICATIONS EQUIPMENT—2.7%
ARRIS Group, Inc.*	89,900	1,605,614
Aruba Networks, Inc.*	126,000	2,363,760
Finisar Corp.*	87,300	2,008,773
Ruckus Wireless, Inc.*	130,632	1,894,164
		7,872,311
CONSTRUCTION & ENGINEERING—0.9%
Primoris Services Corp.	96,000	2,499,840

CONSTRUCTION MATERIALS—1.0%
Eagle Materials, Inc.	36,900	2,767,869

CONSUMER FINANCE—0.6%
Portfolio Recovery Associates, Inc.*	31,200	1,854,840

DATA PROCESSING & OUTSOURCED SERVICES—2.1%
MAXIMUS, Inc.	58,100	2,814,945
WEX, Inc.*	33,975	3,171,566
		5,986,511
EDUCATION SERVICES—1.1%
Grand Canyon Education, Inc.*	69,500	3,285,265

ELECTRICAL COMPONENTS & EQUIPMENT—1.0%
Acuity Brands, Inc.	29,400	2,954,994

ELECTRONIC COMPONENTS—0.4%
Belden, Inc.	16,000	1,076,160

ELECTRONIC EQUIPMENT MANUFACTURERS—2.4%
Cognex Corp.	47,600	1,487,500
Control4 Corp.*	41,600	684,320
FEI Co.	24,900	2,218,092
OSI Systems, Inc.*	34,850	2,538,474
		6,928,386
FOOD DISTRIBUTORS—1.0%
United Natural Foods, Inc.*	40,600	2,900,870

FOOD RETAIL—0.5%
The Fresh Market, Inc.*	27,550	1,402,571

FOOTWEAR—0.5%
Wolverine World Wide, Inc.	24,950	1,440,613

FOREST PRODUCTS—0.8%
Louisiana-Pacific Corp.*	134,200	2,282,742

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE EQUIPMENT—3.4%
Insulet Corp.*	86,100	$3,359,622
NxStage Medical, Inc.*	118,700	1,575,149
Thoratec Corp.*	51,678	2,231,973
Wright Medical Group, Inc.*	99,900	2,714,283
		9,881,027
HEALTH CARE FACILITIES—1.0%
Healthsouth Corp.	84,900	2,980,839

HEALTH CARE SERVICES—1.1%
Team Health Holdings, Inc.*	72,100	3,132,024

HEALTH CARE SUPPLIES—2.3%
Align Technology, Inc.*	51,500	2,938,590
Endologix, Inc.*	164,900	2,979,743
TearLab Corp.*	68,050	709,761
		6,628,094
HEALTH CARE TECHNOLOGY—1.5%
athenahealth, Inc.*	20,700	2,763,657
HMS Holdings Corp.*	73,950	1,562,563
		4,326,220
HOME FURNISHINGS—0.3%
Ethan Allen Interiors, Inc.	31,479	838,601

HOME IMPROVEMENT RETAIL—1.1%
Lumber Liquidators Holdings, Inc.*	16,800	1,918,392
Tile Shop Holdings, Inc.*	52,850	1,180,141
		3,098,533
HOMEBUILDING—0.7%
Taylor Morrison Home Corp., Cl. A*	92,150	2,049,416

HOMEFURNISHING RETAIL—0.9%
Pier 1 Imports, Inc.	127,600	2,664,288

HUMAN RESOURCE & EMPLOYMENT SERVICES—1.2%
On Assignment, Inc.*	103,500	3,497,265

INDUSTRIAL MACHINERY—5.1%
Actuant Corp., Cl. A	77,240	2,901,134
Chart Industries, Inc.*	15,800	1,698,026
Middleby Corp.*	11,650	2,652,123
RBC Bearings, Inc.*	27,550	1,895,165
The ExOne Co.*	47,150	2,420,209
Watts Water Technologies, Inc.	53,750	3,105,675
		14,672,332
INTERNET SOFTWARE & SERVICES—7.0%
Cornerstone OnDemand, Inc.*	60,100	2,846,937
DealerTrack Holdings, Inc.*	75,050	2,799,365
Demandware, Inc.*	41,900	2,071,955
E2open, Inc.*	92,400	2,079,000

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INTERNET SOFTWARE & SERVICES—(CONT.)
Millennial Media, Inc.*	101,050	$710,381
OpenTable, Inc.*	29,250	2,032,290
SPS Commerce, Inc.*	15,600	1,063,140
Textura Corp.*	44,941	1,722,589
Trulia, Inc.*	61,800	2,470,146
VistaPrint NV*	44,600	2,410,630
		20,206,433
INVESTMENT BANKING & BROKERAGE—0.3%
FXCM, Inc.	45,800	750,662

IT CONSULTING & OTHER SERVICES—1.1%
InterXion Holding NV*	83,900	1,884,394
ServiceSource International, Inc.*	118,950	1,287,039
		3,171,433
LEISURE FACILITIES—1.9%
Life Time Fitness, Inc.*	50,125	2,276,677
Six Flags Entertainment Corp.	81,550	3,067,096
		5,343,773
LEISURE PRODUCTS—1.0%
Brunswick Corp.	62,111	2,803,069

LIFE SCIENCES TOOLS & SERVICES—1.2%
Charles River Laboratories International, Inc.*	43,300	2,130,793
PAREXEL International Corp.*	29,808	1,362,524
		3,493,317
MANAGED HEALTH CARE—0.8%
Molina Healthcare, Inc.*	70,700	2,236,948

METAL & GLASS CONTAINERS—0.6%
Berry Plastics Group, Inc.*	93,300	1,873,464

MOVIES & ENTERTAINMENT—0.8%
Lions Gate Entertainment Corp.*	67,350	2,328,963

OIL & GAS EQUIPMENT & SERVICES—0.6%
Bristow Group, Inc.	21,100	1,697,917

OIL & GAS EXPLORATION & PRODUCTION—3.5%
Approach Resources, Inc.*	50,700	1,427,205
Berry Petroleum Co., Cl. A	43,300	2,067,575
Kodiak Oil & Gas Corp.*	111,900	1,451,343
Nothern Oil and Gas, Inc.*	162,400	2,668,232
Rosetta Resources, Inc.*	40,950	2,454,543
		10,068,898
PACKAGED FOODS & MEATS—1.9%
B&G Foods, Inc.	79,000	2,674,150
Hain Celestial Group, Inc.*	34,120	2,839,808
		5,513,958

	SHARES	VALUE
COMMON STOCKS—(CONT.)
PHARMACEUTICALS—1.7%
Auxilium Pharmaceuticals, Inc.*	73,500	$1,264,935
Questcor Pharmaceuticals, Inc.	29,000	1,779,730
ViroPharma, Inc.*	46,600	1,809,012
		4,853,677
REAL ESTATE SERVICES—0.8%
Jones Lang LaSalle, Inc.	23,450	2,232,440

REGIONAL BANKS—1.1%
Synovus Financial Corp.	964,150	3,133,488

RESEARCH & CONSULTING SERVICES—1.0%
CoStar Group, Inc.*	17,100	3,026,529

RESTAURANTS—1.8%
Buffalo Wild Wings, Inc.*	15,000	2,138,700
Domino’s Pizza, Inc.	46,500	3,118,290
		5,256,990
SEMICONDUCTORS—3.4%
Applied Micro Circuits Corporation*	124,404	1,450,551
Cypress Semiconductor Corp.	194,900	1,808,672
Intersil Corp.	137,300	1,532,268
Microsemi Corp.*	119,297	2,997,933
Semtech Corp.*	69,000	2,146,590
		9,936,014
SPECIALIZED CONSUMER SERVICES—0.6%
Sotheby’s	33,800	1,754,220

SPECIALTY CHEMICALS—2.6%
Chemtura Corp.*	113,200	2,773,400
Cytec Industries, Inc.	28,200	2,343,138
PolyOne Corp.	80,000	2,424,000
		7,540,538
SPECIALTY STORES—0.9%
Five Below, Inc.*	54,400	2,625,344

SYSTEMS SOFTWARE—1.6%
CommVault Systems, Inc.*	33,500	2,615,680
Cyan, Inc.*	90,800	427,668
FleetMatics Group PLC.*	46,200	1,466,850
		4,510,198
THRIFTS & MORTGAGE FINANCE—0.8%
MGIC Investment Corp.*	272,350	2,216,929

TRADING COMPANIES & DISTRIBUTORS—0.8%
Beacon Roofing Supply, Inc.*	66,900	2,322,099

TRUCKING—1.1%
Swift Transportation Co.*	140,100	3,052,779
TOTAL COMMON STOCKS (Cost $220,082,846)		273,836,397

	SHARES	VALUE
MASTER LIMITED PARTNERSHIP—0.9%
ASSET MANAGEMENT & CUSTODY BANKS—0.9%
Fortress Investment Group LLC, Cl. A	318,400	$2,626,800
(Cost $2,011,452)		2,626,800

REAL ESTATE INVESTMENT TRUST—2.0%
OFFICE—0.8%
Dupont Fabros Technology, Inc.	88,200	2,191,770

RESIDENTIAL—0.4%
American Homes 4 Rent, Cl. A*	74,900	1,159,452

SPECIALIZED—0.8%
Sovran Self Storage, Inc.	30,100	2,302,349
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $5,609,530)		5,653,571

Total Investments (Cost $227,703,828)(a)	98.0%	282,116,768
Other Assets in Excess of Liabilities	2.0%	5,907,685

NET ASSETS	100.0%	$288,024,453

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
*	Non-income producing security.
(a)

At October 31, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $228,586,430, amounted to $53,530,338 which consisted of aggregate gross unrealized appreciation of $59,079,992 and aggregate gross unrealized depreciation of $5,549,654.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER GROWTH OPPORTUNITIES FUND

Schedule of Investments‡ October 31, 2013

	SHARES	VALUE
COMMON STOCKS—94.4%
ADVERTISING—0.7%
Lamar Advertising Co., Cl. A*	2,340	$106,961

AEROSPACE & DEFENSE—2.3%
B/E Aerospace, Inc.*	1,590	129,044
Esterline Technologies Corp.*	780	62,525
Hexcel Corp.*	3,705	156,759
		348,328
AIRLINES—1.5%
Alaska Air Group, Inc.	1,195	84,439
Copa Holdings SA, Cl. A	1,040	155,521
		239,960
ALTERNATIVE CARRIERS—0.5%
Cogent Communications Group, Inc.	2,230	78,340

APPAREL ACCESSORIES & LUXURY GOODS—1.8%
Fifth & Pacific Cos, Inc.*	6,470	171,390
Fossil Group, Inc.*	875	111,073
		282,463
APPAREL RETAIL—1.4%
ANN, Inc.*	2,320	82,035
DSW, Inc., Cl. A	1,500	131,505
		213,540
APPLICATION SOFTWARE—3.5%
Aspen Technology, Inc.*	4,050	154,831
BroadSoft, Inc.*	2,055	67,240
Cadence Design Systems, Inc.*	4,930	63,942
Synchronoss Technologies, Inc.*	4,070	140,903
Ultimate Software Group, Inc.*	735	113,543
		540,459
ASSET MANAGEMENT & CUSTODY BANKS—2.4%
Financial Engines, Inc.	2,250	125,707
SEI Investments, Co.	2,370	78,660
Waddell & Reed Financial Inc., Cl. A	1,655	102,196
WisdomTree Investments, Inc.*	4,735	65,817
		372,380
AUTO PARTS & EQUIPMENT—2.0%
American Axle & Manufacturing Holdings, Inc.*	4,930	91,748
Tenneco, Inc.*	1,460	77,482
WABCO Holdings, Inc.*	1,615	138,373
		307,603
BIOTECHNOLOGY—4.9%
Acorda Therapeutics, Inc.*	1,560	47,751
Aegerion Pharmaceuticals, Inc.*	590	48,864
Alkermes PLC.*	3,810	134,074
Clovis Oncology, Inc.*	590	30,155

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BIOTECHNOLOGY—(CONT.)
Cubist Pharmaceuticals, Inc.*	1,745	$108,190
Medivation, Inc.*	1,010	60,459
Pharmacyclics, Inc.*	1,260	149,486
Portola Pharmaceuticals, Inc.*	3,765	83,395
Puma Biotechnology, Inc.*	1,330	50,952
Synageva BioPharma Corp.*	1,005	51,054
		764,380
BROADCASTING—1.0%
Nexstar Broadcasting Group, Inc.	3,480	154,477

BUILDING PRODUCTS—2.0%
AO Smith Corp.	3,000	154,950
Lennox International, Inc.	1,985	154,949
		309,899
CABLE & SATELLITE—0.5%
AMC Networks, Inc.*	1,140	79,903

COMMUNICATIONS EQUIPMENT—2.3%
Finisar Corp.*	4,505	103,660
JDS Uniphase Corp.*	6,355	83,187
Procera Networks, Inc.*	5,650	79,947
Ruckus Wireless, Inc.*	5,905	85,623
		352,417
COMPUTER HARDWARE—0.7%
NCR Corp.*	2,945	107,640

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.4%
Oshkosh Corp.*	1,465	69,719

CONSTRUCTION MATERIALS—0.9%
Eagle Materials, Inc.	1,795	134,643

DATA PROCESSING & OUTSOURCED SERVICES—0.9%
MAXIMUS, Inc.	2,810	136,144

DISTRIBUTORS—0.7%
LKQ Corp.*	3,085	101,898

EDUCATION SERVICES—1.1%
Grand Canyon Education, Inc.*	3,490	164,972

ELECTRICAL COMPONENTS & EQUIPMENT—1.5%
Acuity Brands, Inc.	1,005	101,013
Hubbell Inc., Cl. B	1,175	126,359
		227,372
ELECTRONIC COMPONENTS—0.5%
Belden, Inc.	1,145	77,013

ELECTRONIC EQUIPMENT MANUFACTURERS—1.9%
Control4 Corp.*	3,550	58,397
FEI Co.	1,335	118,922

	SHARES	VALUE
COMMON STOCKS—(CONT.)
ELECTRONIC EQUIPMENT MANUFACTURERS—(CONT.)
OSI Systems, Inc.*	1,650	$120,186
		297,505
ENVIRONMENTAL & FACILITIES SERVICES—0.8%
Waste Connections, Inc.	2,915	124,587

FOOD DISTRIBUTORS—0.9%
United Natural Foods, Inc.*	2,045	146,115

FOOD RETAIL—0.4%
The Fresh Market, Inc.*	1,265	64,401

FOREST PRODUCTS—0.7%
Louisiana-Pacific Corp.*	6,490	110,395

HEALTH CARE EQUIPMENT—2.9%
GenMark Diagnostics, Inc.*	8,250	99,825
HeartWare International, Inc.*	915	66,392
Insulet Corp.*	4,210	164,274
Wright Medical Group, Inc.*	4,115	111,805
		442,296
HEALTH CARE FACILITIES—1.1%
Universal Health Services, Inc., Cl. B	2,055	165,551

HEALTH CARE SERVICES—1.1%
Team Health Holdings, Inc.*	3,905	169,633

HEALTH CARE SUPPLIES—1.3%
Align Technology, Inc.*	2,660	151,780
TearLab Corp.*	4,915	51,263
		203,043
HEALTH CARE TECHNOLOGY—0.3%
athenahealth, Inc.*	400	53,404

HOME FURNISHINGS—0.3%
Ethan Allen Interiors, Inc.	2,000	53,280

HOME IMPROVEMENT RETAIL—0.5%
Tile Shop Holdings, Inc.*	3,320	74,136

HOMEBUILDING—0.7%
Taylor Morrison Home Corp., Cl. A*	4,715	104,862

HOMEFURNISHING RETAIL—0.8%
Restoration Hardware Holdings, Inc.*	1,685	117,512

HOUSEWARES & SPECIALTIES—1.0%
Jarden Corp.*	2,872	158,994

HUMAN RESOURCE & EMPLOYMENT SERVICES—1.0%
On Assignment, Inc.*	4,665	157,630

INDUSTRIAL MACHINERY—4.3%
Actuant Corp., Cl. A	3,535	132,775
Lincoln Electric Holdings, Inc.	1,410	97,628
Nordson Corp.	865	62,358
RBC Bearings, Inc.*	1,310	90,115

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INDUSTRIAL MACHINERY—(CONT.)
The ExOne Co.*	2,395	$122,935
Watts Water Technologies, Inc.	2,775	160,340
		666,151
INTERNET SOFTWARE & SERVICES—7.0%
Cornerstone OnDemand, Inc.*	2,730	129,320
DealerTrack Holdings, Inc.*	3,760	140,248
Demandware, Inc.*	2,180	107,801
E2open, Inc.*	5,000	112,500
eGain Corp.*	10,020	115,030
Millennial Media, Inc.*	7,265	51,073
SPS Commerce, Inc.*	2,300	156,745
Textura Corp.*	3,470	133,005
Trulia, Inc.*	3,335	133,300
		1,079,022
IT CONSULTING & OTHER SERVICES—1.4%
Gartner, Inc.*	1,950	114,952
InterXion Holding NV*	4,195	94,220
		209,172
LEISURE FACILITIES—1.0%
Six Flags Entertainment Corp.	3,940	148,183

LEISURE PRODUCTS—0.9%
Brunswick Corp.	3,010	135,841

LIFE SCIENCES TOOLS & SERVICES—0.7%
Charles River Laboratories International, Inc.*	2,160	106,294

MANAGED HEALTH CARE—0.7%
Molina Healthcare, Inc.*	3,225	102,039

METAL & GLASS CONTAINERS—0.6%
Berry Plastics Group, Inc.*	4,845	97,288

OIL & GAS EQUIPMENT & SERVICES—0.9%
Bristow Group, Inc.	1,005	80,872
Superior Energy Services, Inc.*	2,165	58,087
		138,959
OIL & GAS EXPLORATION & PRODUCTION—3.8%
Denbury Resources, Inc.*	4,185	79,473
Kodiak Oil & Gas Corp.*	9,500	123,215
Rosetta Resources, Inc.*	1,970	118,082
SM Energy Co.	1,495	132,472
Whiting Petroleum Corp.*	1,900	127,091
		580,333
PACKAGED FOODS & MEATS—2.7%
Annie’s, Inc.*	2,240	105,840
B&G Foods, Inc.	4,260	144,201

	SHARES	VALUE
COMMON STOCKS—(CONT.)
PACKAGED FOODS & MEATS—(CONT.)
Hain Celestial Group, Inc.*	2,000	$166,460
		416,501
PHARMACEUTICALS—1.1%
Auxilium Pharmaceuticals, Inc.*	3,300	56,793
Questcor Pharmaceuticals, Inc.	685	42,038
ViroPharma, Inc.*	1,890	73,370
		172,201
RAILROADS—0.9%
Genesee & Wyoming, Inc., Cl. A*	1,375	137,280

REAL ESTATE SERVICES—0.7%
Jones Lang LaSalle, Inc.	1,065	101,388

REGIONAL BANKS—1.6%
Signature Bank*	1,180	120,148
Synovus Financial Corp.	39,620	128,765
		248,913
RESEARCH & CONSULTING SERVICES—0.5%
Equifax, Inc.	1,215	78,574

RESTAURANTS—1.7%
Dunkin’ Brands Group, Inc.	3,350	159,728
Potbelly Corp.*	3,765	101,655
		261,383
SEMICONDUCTOR EQUIPMENT—1.1%
Lam Research Corp.*	3,053	165,564

SEMICONDUCTORS—2.2%
Intersil Corp.	5,555	61,994
Microsemi Corp.*	6,125	153,921
ON Semiconductor Corp.*	11,500	81,190
Skyworks Solutions, Inc.*	1,860	47,951
		345,056
SPECIALIZED CONSUMER SERVICES—1.2%
Service Corp. International	7,190	129,492
Sotheby’s	1,190	61,761
		191,253
SPECIALTY CHEMICALS—2.5%
PolyOne Corp.	3,910	118,473
Rockwood Holdings, Inc.	2,265	143,261
The Valspar Corp.	1,810	126,646
		388,380
SPECIALTY STORES—2.4%
Dick’s Sporting Goods, Inc.	2,030	108,017
Five Below, Inc.*	2,670	128,854
GNC Holdings, Inc., Cl. A	2,365	139,109
		375,980

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SYSTEMS SOFTWARE—3.0%
CommVault Systems, Inc.*	1,610	$125,709
Cyan, Inc.*	5,440	25,622
FleetMatics Group PLC.*	3,170	100,648
Fortinet, Inc.*	2,310	46,454
ServiceNow, Inc.*	3,005	164,103
		462,536
THRIFTS & MORTGAGE FINANCE—0.7%
MGIC Investment Corp.*	13,380	108,913

TRADING COMPANIES & DISTRIBUTORS—1.6%
Beacon Roofing Supply, Inc.*	3,715	128,948
United Rentals, Inc.*	1,800	116,262
		245,210
TOTAL COMMON STOCKS (Cost $11,302,653)		14,576,269

MASTER LIMITED PARTNERSHIP—0.7%
ASSET MANAGEMENT & CUSTODY BANKS—0.7%
Och-Ziff Capital Management Group LLC, Cl. A	8,020	100,170
(Cost $77,888)		100,170

REAL ESTATE INVESTMENT TRUST—1.6%
RETAIL—0.8%
Tanger Factory Outlet Centers	3,550	123,718

SPECIALIZED—0.8%
Sovran Self Storage, Inc.	1,545	118,177
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $234,519)		241,895

Total Investments (Cost $11,615,060)(a)	96.7%	14,918,334
Other Assets in Excess of Liabilities	3.3%	517,010

NET ASSETS	100.0%	$15,435,344

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
*	Non-income producing security.
(a)

At October 31, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $11,617,948, amounted to $3,300,386 which consisted of aggregate gross unrealized appreciation of $3,604,338 and aggregate gross unrealized depreciation of $303,952.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER HEALTH SCIENCES FUND

Schedule of Investments‡ October 31, 2013

	SHARES	VALUE
COMMON STOCKS—95.1%
BIOTECHNOLOGY—21.4%
ACADIA Pharmaceuticals, Inc.*	49,900	$1,134,227
Alexion Pharmaceuticals, Inc.*	33,700	4,143,415
Amgen, Inc.	60,250	6,989,000
Biogen Idec, Inc.*	20,000	4,883,800
BioMarin Pharmaceutical, Inc.*	13,200	829,224
Cepheid, Inc.*	23,200	944,704
Gilead Sciences, Inc.*	161,500	11,464,885
Idenix Pharmaceuticals, Inc.*	244,400	804,076
Medivation, Inc.*	38,450	2,301,617
Portola Pharmaceuticals, Inc.*	96,800	2,144,120
Regeneron Pharmaceuticals, Inc.*	10,150	2,919,140
Synageva BioPharma Corp.*	32,250	1,638,300
Theravance, Inc.*	35,400	1,297,056
Vertex Pharmaceuticals, Inc.*	11,900	848,946
		42,342,510
DRUG RETAIL—2.1%
CVS Caremark Corp.	65,950	4,106,047

HEALTH CARE EQUIPMENT—14.0%
Covidien PLC.	71,450	4,580,659
CR Bard, Inc.	34,850	4,747,267
Edwards Lifesciences Corp.*	28,050	1,828,579
HeartWare International, Inc.*	10,200	740,112
Insulet Corp.*	61,660	2,405,973
NxStage Medical, Inc.*	88,300	1,171,741
St. Jude Medical, Inc.	78,550	4,507,985
Thoratec Corp.*	30,800	1,330,252
Wright Medical Group, Inc.*	83,371	2,265,190
Zimmer Holdings, Inc.	47,250	4,132,958
		27,710,716
HEALTH CARE FACILITIES—2.1%
Healthsouth Corp.	45,800	1,608,038
Tenet Healthcare Corporation*	31,500	1,486,485
Universal Health Services, Inc., Cl. B	13,750	1,107,700
		4,202,223
HEALTH CARE SERVICES—4.6%
Catamaran Corp.*	56,200	2,639,152
Express Scripts, Inc.*	47,800	2,988,456
Premier, Inc.*	79,850	2,460,178
Team Health Holdings, Inc.*	23,850	1,036,044
		9,123,830
HEALTH CARE SUPPLIES—2.1%
Align Technology, Inc.*	42,350	2,416,491

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE SUPPLIES—(CONT.)
Endologix, Inc.*	101,450	$1,833,202
		4,249,693
HEALTH CARE TECHNOLOGY—0.4%
HMS Holdings Corp.*	38,600	815,618

LIFE SCIENCES TOOLS & SERVICES—0.5%
Charles River Laboratories International, Inc.*	20,450	1,006,345

MANAGED HEALTH CARE—5.9%
Cigna Corp.	14,100	1,085,418
Molina Healthcare, Inc.*	49,150	1,555,106
UnitedHealth Group, Inc.	113,000	7,713,380
WellCare Health Plans, Inc.*	21,000	1,400,280
		11,754,184
PHARMACEUTICALS—42.0%
AbbVie, Inc.	128,900	6,245,205
Actavis plc.*	68,550	10,596,459
Auxilium Pharmaceuticals, Inc.*	56,000	963,760
Bristol-Myers Squibb Co.	156,500	8,219,380
Eli Lilly & Co.	37,777	1,882,050
Emmaus Life Sciences, Inc.*(L2)	320,000	800,000
Emmaus Life Sciences, Inc. WRT, 9/11/2018*(L2)	320,000	—
Johnson & Johnson	106,350	9,849,073
Merck & Co., Inc.	110,350	4,975,681
Mylan, Inc.*	95,800	3,627,946
Perrigo Co.	22,450	3,095,631
Pfizer, Inc.	236,550	7,257,354
Roche Holding AG	26,550	7,350,777
Sanofi	30,350	3,236,573
Shire PLC#	36,150	4,811,565
Valeant Pharmaceuticals International, Inc.*	48,404	5,117,271
ViroPharma, Inc.*	37,150	1,442,163
Zoetis, Inc.	121,850	3,857,771
		83,328,659
TOTAL COMMON STOCKS (Cost $153,797,990)		188,639,825

	CONTRACTS	VALUE
PURCHASED OPTIONS—0.0%
PUT OPTIONS—0.0%
Health Care Select Sector SPDR Fund/ December/ 50*	825	$22,275
(Cost $125,011)		22,275

Total Investments (Cost $153,923,001)(a)	95.1%	188,662,100
Other Assets in Excess of Liabilities	4.9%	9,691,583

NET ASSETS	100.0%	$198,353,683

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
*	Non-income producing security.
(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
#	American Depositary Receipts.
(a)

At October 31, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $154,273,932, amounted to $34,388,168 which consisted of aggregate gross unrealized appreciation of $36,897,315 and aggregate gross unrealized depreciation of $2,509,147.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER GROWTH & INCOME FUND

Schedule of Investments‡ October 31, 2013

	SHARES	VALUE
COMMON STOCKS—93.2%
AEROSPACE & DEFENSE—4.3%
General Dynamics Corp.	13,900	$1,204,157
Honeywell International, Inc.	17,400	1,509,102
The Boeing Co.	12,120	1,581,660
		4,294,919
AIR FREIGHT & LOGISTICS—0.8%
United Parcel Service, Inc., Cl. B	7,700	756,448

AIRLINES—0.7%
Copa Holdings SA, Cl. A	5,000	747,700

APPAREL RETAIL—0.6%
L Brands, Inc.	9,300	582,273

ASSET MANAGEMENT & CUSTODY BANKS—2.2%
Ameriprise Financial, Inc.	8,100	814,374
BlackRock, Inc.	4,600	1,383,726
		2,198,100
AUTO PARTS & EQUIPMENT—1.0%
Delphi Automotive PLC.	16,800	960,960

BIOTECHNOLOGY—0.9%
Amgen, Inc.	7,500	870,000

CABLE & SATELLITE—1.8%
Comcast Corporation, Cl. A	26,800	1,275,144
Time Warner Cable, Inc.	4,300	516,645
		1,791,789
CASINOS & GAMING—0.9%
Las Vegas Sands Corp.	12,500	877,750

COMMODITY CHEMICALS—0.6%
LyondellBasell Industries NV, Cl. A	8,700	649,020

COMMUNICATIONS EQUIPMENT—2.5%
Cisco Systems, Inc.	59,000	1,327,500
QUALCOMM, Inc.	16,900	1,174,043
		2,501,543
COMPUTER HARDWARE—3.9%
Apple, Inc.	7,465	3,899,343

COMPUTER STORAGE & PERIPHERALS—0.9%
Seagate Technology PLC	17,800	866,504

CONSUMER FINANCE—0.8%
American Express Co.	9,800	801,640

DIVERSIFIED BANKS—1.8%
Wells Fargo & Co.	43,000	1,835,670

DIVERSIFIED CHEMICALS—0.6%
The Dow Chemical Co.	16,000	631,520

DRUG RETAIL—1.1%
CVS Caremark Corp.	18,300	1,139,358

	SHARES	VALUE
COMMON STOCKS—(CONT.)
ELECTRIC UTILITIES—0.9%
The Southern Co.	21,600	$883,656

ELECTRICAL COMPONENTS & EQUIPMENT—1.1%
Eaton Corp., PLC.	16,200	1,143,072

GENERAL MERCHANDISE STORES—1.1%
Target Corp.	17,300	1,120,867

HEALTH CARE EQUIPMENT—0.8%
Medtronic, Inc.	14,700	843,780

HOME IMPROVEMENT RETAIL—1.8%
The Home Depot, Inc.	22,900	1,783,681

HOUSEHOLD PRODUCTS—2.2%
The Procter & Gamble Co.	27,825	2,246,869

HYPERMARKETS & SUPER CENTERS—1.2%
Wal-Mart Stores, Inc.	15,200	1,166,600

INDUSTRIAL CONGLOMERATES—2.5%
General Electric Co.	94,700	2,475,458

INTEGRATED OIL & GAS—5.3%
Exxon Mobil Corp.	34,600	3,100,852
Royal Dutch Shell PLC#	33,500	2,233,110
		5,333,962
INTEGRATED TELECOMMUNICATION SERVICES—3.3%
AT&T, Inc.	31,800	1,151,160
Verizon Communications, Inc.	42,000	2,121,420
		3,272,580
INTERNET SOFTWARE & SERVICES—2.1%
Google, Inc., Cl. A*	2,005	2,066,313

INVESTMENT BANKING & BROKERAGE—1.5%
Morgan Stanley	54,100	1,554,293

IT CONSULTING & OTHER SERVICES—2.6%
Accenture Ltd.	13,600	999,600
International Business Machines Corp.	9,000	1,612,890
		2,612,490
LEISURE FACILITIES—0.8%
Six Flags Entertainment Corp.	22,600	849,986

MANAGED HEALTH CARE—1.3%
UnitedHealth Group, Inc.	18,500	1,262,810

MOVIES & ENTERTAINMENT—1.7%
Viacom, Inc., Cl. B	21,100	1,757,419

OFFICE ELECTRONICS—0.7%
Xerox Corp.	74,700	742,518

OIL & GAS EQUIPMENT & SERVICES—1.0%
Halliburton Company	19,400	1,028,782

OIL & GAS EXPLORATION & PRODUCTION—2.1%
ConocoPhillips	21,300	1,561,290

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EXPLORATION & PRODUCTION—(CONT.)
Denbury Resources, Inc.*	27,600	$524,124
		2,085,414
OIL & GAS REFINING & MARKETING—0.5%
HollyFrontier Corp.	10,400	479,024

OIL, GAS & CONSUMABLE FUELS—0.5%
The Williams Cos., Inc.	12,700	453,517

OTHER DIVERSIFIED FINANCIAL SERVICES—2.1%
JPMorgan Chase & Co.	40,561	2,090,514

PACKAGED FOODS & MEATS—0.5%
Kraft Foods Group, Inc.	9,500	516,610

PAPER PRODUCTS—0.9%
International Paper Co.	19,900	887,739

PHARMACEUTICALS—9.6%
AbbVie, Inc.	16,100	780,045
Bristol-Myers Squibb Co.	52,300	2,746,796
Eli Lilly & Co.	12,800	637,696
Johnson & Johnson	28,100	2,602,341
Pfizer, Inc.	66,299	2,034,053
Roche Holding AG#	12,600	873,684
		9,674,615
RAILROADS—1.5%
CSX Corp.	56,600	1,474,996

RESTAURANTS—1.9%
Darden Restaurants, Inc.	10,800	556,524
McDonald’s Corp.	14,300	1,380,236
		1,936,760
SECURITY & ALARM SERVICES—0.9%
Tyco International Ltd.	24,300	888,165

SEMICONDUCTOR EQUIPMENT—0.8%
Kla-Tencor Corp.	11,600	760,960

SEMICONDUCTORS—2.2%
Intel Corp.	51,700	1,263,031
Xilinx, Inc.	20,200	917,484
		2,180,515
SOFT DRINKS—4.0%
PepsiCo, Inc.	27,500	2,312,475
The Coca-Cola Co.	43,800	1,733,166
		4,045,641
SPECIALIZED FINANCE—1.4%
CME Group, Inc.	18,850	1,398,858

SPECIALTY CHEMICALS—0.6%
Rockwood Holdings, Inc.	9,700	613,525

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALTY STORES—0.5%
Tiffany & Co.	6,400	$506,688

SYSTEMS SOFTWARE—2.1%
Microsoft Corp.	59,900	2,117,465

TOBACCO—3.2%
Altria Group, Inc.	40,115	1,493,481
Philip Morris International, Inc.	19,315	1,721,353
		3,214,834
WIRELESS TELECOMMUNICATION SERVICES—0.6%
Vodafone Group PLC.#	16,000	589,120

TOTAL COMMON STOCKS (Cost $71,794,345)		93,464,633

MASTER LIMITED PARTNERSHIP—2.2%
ASSET MANAGEMENT & CUSTODY BANKS—1.1%
Blackstone Group LP.	43,000	1,130,040

INVESTMENT BANKING & BROKERAGE—1.1%
Apollo Global Management LLC.	33,400	1,077,484
TOTAL MASTER LIMITED PARTNERSHIP (Cost $1,773,781)		2,207,524

REAL ESTATE INVESTMENT TRUST—3.1%
MORTGAGE—0.5%
Two Harbors Investment Corp.	49,600	462,768

RETAIL—0.8%
Simon Property Group, Inc.	5,400	834,570

SPECIALIZED—1.8%
Health Care REIT, Inc.	14,000	907,900
Plum Creek Timber Co., Inc.	21,100	957,940
		1,865,840
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $3,079,334)		3,163,178

Total Investments (Cost $76,647,460)(a)	98.5%	98,835,335
Other Assets in Excess of Liabilities	1.5%	1,475,443

NET ASSETS	100.0%	$100,310,778

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
#	American Depositary Receipts.
*	Non-income producing security.
(a)

At October 31, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $76,548,918, amounted to $22,286,417 which consisted of aggregate gross unrealized appreciation of $22,655,504 and aggregate gross unrealized depreciation of $369,087.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS

Statement of Assets and Liabilities October 31, 2013

	Alger Capital Appreciation Fund	Alger International Growth Fund
ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments	$1,628,775,372	$225,744,671
Cash and cash equivalents	—	2,751,922
Foreign cash †	—	3,607
Receivable for investment securities sold	38,780,628	2,581,212
Receivable for shares of beneficial interest sold	5,566,322	311,362
Dividends and interest receivable	1,100,415	446,613
Receivable from Investment Manager	—	5,775
Prepaid expenses	65,029	67,235
Total Assets	1,674,287,766	231,912,397

LIABILITIES:
Payable for investment securities purchased	34,848,865	2,207,967
Payable for shares of beneficial interest redeemed	810,771	72,929
Bank overdraft	2,587,223	—
Payable for interfund loans	1,155,035	—
Accrued investment advisory fees	1,098,275	137,418
Accrued transfer agent fees	491,403	86,613
Accrued distribution fees	444,631	99,285
Accrued administrative fees	37,287	5,323
Accrued shareholder administrative fees	21,375	3,180
Accrued other expenses	168,968	158,068
Total Liabilities	41,663,833	2,770,783
NET ASSETS	$1,632,623,933	$229,141,614

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	1,212,532,130	235,141,895
Undistributed net investment income (accumulated loss)	628,224	(147,515)
Undistributed net realized gain (accumulated realized loss)	113,912,729	(20,321,610)
Net unrealized appreciation on investments	305,550,850	14,468,844
NET ASSETS	$1,632,623,933	$229,141,614

* Identified cost	$1,323,224,521	$211,275,929
† Cost of foreign cash	$—	$3,576

See Notes to Financial Statements.

	Alger Capital Appreciation Fund	Alger International Growth Fund
NET ASSETS BY CLASS:
Class A	$1,217,388,615	$145,096,431
Class B	$33,067,859	$63,825,941
Class C	$198,377,169	$17,785,693
Class I	$—	$156,576
Class Z	$183,790,290	$2,276,973

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	57,470,286	9,505,002
Class B	1,779,923	4,725,104
Class C	10,652,308	1,323,288
Class I	—	10,242
Class Z	8,623,531	148,322

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share	$21.18	$15.27
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$22.36	$16.11
Class B — Net Asset Value Per Share	$18.58	$13.51
Class C — Net Asset Value Per Share	$18.62	$13.44
Class I — Net Asset Value Per Share	$—	$15.29
Class Z — Net Asset Value Per Share	$21.31	$15.35

See Notes to Financial Statements.

	Alger Mid Cap Growth Fund	Alger SMid Cap Growth Fund
ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments	$211,221,741	$1,103,146,101
Cash and cash equivalents (a)	8,264,756	33,238,428
Receivable for investment securities sold	6,700,214	10,757,514
Receivable for shares of beneficial interest sold	43,746	2,844,206
Receivable for interfund loans	—	1,155,035
Dividends and interest receivable	110,815	154,277
Prepaid expenses	36,681	59,090
Total Assets	226,377,953	1,151,354,651

LIABILITIES:
Payable for investment securities purchased	4,972,388	15,109,739
Payable for shares of beneficial interest redeemed	248,544	1,735,818
Written options outstanding §	778,456	—
Accrued investment advisory fees	141,222	766,082
Accrued transfer agent fees	99,675	503,097
Accrued distribution fees	94,925	272,673
Accrued administrative fees	5,110	26,221
Accrued shareholder administrative fees	3,066	11,582
Accrued other expenses	142,185	212,920
Total Liabilities	6,485,571	18,638,132
NET ASSETS	$219,892,382	$1,132,716,519

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	280,136,520	734,009,685
Undistributed net investment income (accumulated loss)	(1,385,867)	805,433
Undistributed net realized gain (accumulated realized loss)	(85,486,572)	154,647,686
Net unrealized appreciation on investments	26,628,301	243,253,715
NET ASSETS	$219,892,382	$1,132,716,519

* Identified cost	$184,638,293	$859,892,385
§ Written options premiums received	$823,290	$—
(a) Includes restricted cash held as collateral for written options	$7,714,250	$—

See Notes to Financial Statements.

	Alger Mid Cap Growth Fund	Alger SMid Cap Growth Fund
NET ASSETS BY CLASS:
Class A	$143,231,390	$294,845,540
Class B	$50,341,136	$9,413,119
Class C	$26,319,856	$68,161,189
Class I	$—	$692,444,742
Class Z	$—	$67,851,929

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	15,275,621	14,115,667
Class B	6,509,411	496,517
Class C	3,428,729	3,586,659
Class I	—	32,838,352
Class Z	—	3,213,897

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share	$9.38	$20.89
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$9.90	$22.05
Class B — Net Asset Value Per Share	$7.73	$18.96
Class C — Net Asset Value Per Share	$7.68	$19.00
Class I — Net Asset Value Per Share	$—	$21.09
Class Z — Net Asset Value Per Share	$—	$21.11

See Notes to Financial Statements.

	Alger Small Cap Growth Fund	Alger Growth Opportunities Fund
ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments	$282,116,768	$14,918,334
Cash and cash equivalents	10,791,663	476,199
Receivable for investment securities sold	3,554,830	142,344
Receivable for shares of beneficial interest sold	214,106	93,303
Dividends and interest receivable	26,526	1,544
Receivable from Investment Manager	—	11,022
Prepaid expenses	46,449	34,753
Total Assets	296,750,342	15,677,499

LIABILITIES:
Payable for investment securities purchased	4,354,815	137,088
Payable for shares of beneficial interest redeemed	3,885,385	44,350
Accrued investment advisory fees	193,024	10,984
Accrued transfer agent fees	89,358	6,315
Accrued distribution fees	66,577	4,171
Accrued administrative fees	6,849	355
Accrued shareholder administrative fees	3,669	185
Accrued other expenses	126,212	38,707
Total Liabilities	8,725,889	242,155
NET ASSETS	$288,024,453	$15,435,344

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	201,752,050	9,739,641
Undistributed net investment income	743	9,880
Undistributed net realized gain	31,858,697	2,382,549
Net unrealized appreciation on investments	54,412,963	3,303,274
NET ASSETS	$288,024,453	$15,435,344

* Identified cost	$227,703,828	$11,615,060

See Notes to Financial Statements.

	Alger Small Cap Growth Fund	Alger Growth Opportunities Fund
NET ASSETS BY CLASS:
Class A	$175,214,717	$7,562,909
Class B	$13,626,137	$—
Class C	$19,460,877	$2,635,716
Class I	$—	$2,034,244
Class Z	$79,722,722	$3,202,475

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	17,581,899	582,774
Class B	1,571,899	—
Class C	2,282,924	213,512
Class I	—	154,449
Class Z	7,965,258	243,316

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share	$9.97	$12.98
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$10.52	$13.70
Class B — Net Asset Value Per Share	$8.67	$—
Class C — Net Asset Value Per Share	$8.52	$12.34
Class I — Net Asset Value Per Share	$—	$13.17
Class Z — Net Asset Value Per Share	$10.01	$13.16

See Notes to Financial Statements.

	Alger Health Sciences Fund	Alger Growth & Income Fund
ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments	$188,662,100	$98,835,335
Cash and cash equivalents	9,944,829	1,599,532
Receivable for investment securities sold	—	573,989
Receivable for shares of beneficial interest sold	176,893	67,776
Dividends and interest receivable	144,438	164,188
Receivable from Investment Manager	—	396
Prepaid expenses	22,744	45,396
Total Assets	198,951,004	101,286,612

LIABILITIES:
Payable for shares of beneficial interest redeemed	219,392	818,081
Accrued investment advisory fees	134,923	49,365
Accrued transfer agent fees	82,115	27,392
Accrued distribution fees	84,861	31,295
Accrued administrative fees	4,581	2,320
Accrued shareholder administrative fees	2,748	1,380
Accrued other expenses	68,701	46,001
Total Liabilities	597,321	975,834
NET ASSETS	$198,353,683	$100,310,778

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	131,110,042	82,071,404
Undistributed net investment income	—	378,659
Undistributed net realized gain (accumulated realized loss)	32,504,541	(4,327,160)
Net unrealized appreciation on investments	34,739,100	22,187,875
NET ASSETS	$198,353,683	$100,310,778

* Identified cost	$153,923,001	$76,647,460

See Notes to Financial Statements.

	Alger Health Sciences Fund	Alger Growth & Income Fund
NET ASSETS BY CLASS:
Class A	$129,870,062	$80,832,183
Class B	$11,767,060	$—
Class C	$56,716,561	$17,173,087
Class Z	$—	$2,305,508

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	5,123,972	2,728,007
Class B	516,514	—
Class C	2,484,250	585,589
Class Z	—	77,782

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share	$25.35	$29.63
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$26.75	$31.27
Class B — Net Asset Value Per Share	$22.78	$—
Class C — Net Asset Value Per Share	$22.83	$29.33
Class Z — Net Asset Value Per Share	$—	$29.64

See Notes to Financial Statements.

THE ALGER FUNDS

Statement of Operations For the year ended October 31, 2013

	Alger Capital Appreciation Fund	Alger International Growth Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$25,541,344	$5,286,565
Interest	29,620	2,008
Total Income	25,570,964	5,288,573

EXPENSES:
Advisory fees — Note 3(a)	11,459,742	1,695,928
Distribution fees — Note 3(c)
Class A	2,692,635	358,282
Class B	317,797	722,530
Class C	1,709,578	169,363
Class I	—	123
Shareholder administrative fees — Note 3(f)	224,665	39,000
Administration fees — Note 3(b)	389,065	65,688
Custodian fees	106,930	137,445
Interest expenses	1,982	2,505
Transfer agent fees and expenses — Note 3(f)	1,256,760	270,086
Printing fees	233,090	119,026
Professional fees	90,817	108,825
Registration fees	86,238	92,146
Trustee fees — Note 3(g)	22,398	20,547
Fund accounting fees	206,359	50,038
Miscellaneous	112,862	35,252
Total Expenses	18,910,918	3,886,784
Less, expense reimbursements/waivers — Note 3(a)	—	(15,481)
Net Expenses	18,910,918	3,871,303
NET INVESTMENT INCOME	6,660,046	1,417,270

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	118,160,503	48,906,494
Net realized gain (loss) on foreign currency transactions	2,798	(190,627)
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	239,346,808	(3,350,393)
Net realized and unrealized gain on investments, options, and foreign currency	357,510,109	45,365,474
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$364,170,155	$46,782,744

* Foreign withholding taxes	$87,715	$87,317

See Notes to Financial Statements.

	Alger Mid Cap Growth Fund	Alger SMid Cap Growth Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$2,278,426	$11,631,521
Interest	630	9,292
Total Income	2,279,056	11,640,813

EXPENSES:
Advisory fees — Note 3(a)	1,597,775	8,576,167
Distribution fees — Note 3(c)
Class A	344,751	745,003
Class B	478,173	96,545
Class C	245,160	623,131
Class I	—	1,583,038
Shareholder administrative fees — Note 3(f)	34,689	130,438
Administration fees — Note 3(b)	57,815	292,571
Custodian fees	110,477	76,355
Interest expenses	15,518	2,463
Transfer agent fees and expenses — Note 3(f)	255,158	1,283,758
Printing fees	99,470	322,625
Professional fees	89,230	74,550
Registration fees	48,063	129,467
Trustee fees — Note 3(g)	20,438	21,990
Fund accounting fees	42,513	159,257
Miscellaneous	29,739	92,309
Total Expenses	3,468,969	14,209,667
NET INVESTMENT LOSS	(1,189,913)	(2,568,854)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	26,951,389	165,631,065
Net realized gain on foreign currency transactions	10,022	60
Net realized gain on options written	3,685,381	—
Net change in unrealized appreciation on investments, options and foreign currency	29,597,063	117,338,494
Net change in unrealized appreciation on written options	9,599	—
Net realized and unrealized gain on investments, options, and foreign currency	60,253,454	282,969,619
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$59,063,541	$280,400,765

* Foreign withholding taxes	$394	$—

See Notes to Financial Statements.

	Alger Small Cap Growth Fund	Alger Growth Opportunities Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$2,136,147	$122,573
Interest	1,756	203
Total Income	2,137,903	122,776

EXPENSES:
Advisory fees — Note 3(a)	2,012,546	114,943
Distribution fees — Note 3(c)
Class A	440,644	17,378
Class B	132,984	—
Class C	181,582	22,020
Class I	—	3,967
Shareholder administrative fees — Note 3(f)	38,347	1,947
Administrative fees — Note 3(b)	68,328	3,719
Custodian fees	50,639	25,915
Interest expenses	151	49
Transfer agent fees and expenses — Note 3(f)	237,995	19,904
Printing fees	96,603	2,793
Professional fees	100,832	32,668
Registration fees	73,948	58,740
Trustee fees — Note 3(g)	20,493	20,046
Fund accounting fees	48,338	18,117
Miscellaneous	33,026	4,052
Total Expenses	3,536,456	346,258
Less, expense reimbursements/waivers — Note 3(a)	(62,143)	(133,414)
Net Expenses	3,474,313	212,844
NET INVESTMENT LOSS	(1,336,410)	(90,068)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	35,162,588	2,599,751
Net realized gain on foreign currency transactions	7	—
Net change in unrealized appreciation on investments, options and foreign currency	35,937,941	1,639,873
Net realized and unrealized gain on investments, options, and foreign currency	71,100,536	4,239,624
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$69,764,126	$4,149,556

* Foreign withholding taxes	$—	$821

See Notes to Financial Statements.

	Alger Health Sciences Fund	Alger Growth & Income Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$2,105,831	$3,001,620
Interest	11,816	8,029
Total Income	2,117,647	3,009,649

EXPENSES:
Advisory fees — Note 3(a)	1,517,659	541,258
Distribution fees — Note 3(c)
Class A	307,554	189,679
Class B	120,285	—
Class C	523,154	151,554
Shareholder administrative fees — Note 3(f)	30,916	15,170
Administration fees — Note 3(b)	51,526	25,444
Custodian fees	35,575	21,215
Interest expenses	—	250
Transfer agent fees and expenses — Note 3(f)	201,701	97,073
Printing fees	42,870	24,070
Professional fees	44,697	34,610
Registration fees	53,159	62,944
Trustee fees — Note 3(g)	20,380	20,171
Fund accounting fees	39,677	26,328
Miscellaneous	18,367	10,252
Total Expenses	3,007,520	1,220,018
Less, expense reimbursements/waivers — Note 3(a)	—	(6,189)
Net Expenses	3,007,520	1,213,829
NET INVESTMENT INCOME (LOSS)	(889,873)	1,795,820

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	34,782,490	3,306,927
Net realized (loss) on foreign currency transactions	(24,035)	—
Net change in unrealized appreciation on investments, options and foreign currency	15,940,269	14,179,084
Net realized and unrealized gain on investments, options, and foreign currency	50,698,724	17,486,011
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$49,808,851	$19,281,831

* Foreign withholding taxes	$1,392	$30,242

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets

	Alger Capital Appreciation Fund
	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Net investment income	$6,660,046	$1,941,138
Net realized gain on investments, options and foreign currency	118,163,301	87,162,017
Net change in unrealized appreciation on investments, options and foreign currency	239,346,808	38,561,297
Net increase in net assets resulting from operations	364,170,155	127,664,452

Dividends and distributions to shareholders from:
Net investment income:
Class A	(6,936,238)	—
Class C	(208,815)	—
Class Z	(479,902)	—
Net realized gains:
Class A	(4,083,183)	—
Class B	(149,779)	—
Class C	(723,688)	—
Class Z	(199,114)	—
Total dividends and distributions to shareholders	(12,780,719)	—

Increase (decrease) from shares of beneficial interest transactions:
Class A	(2,908,306)	93,803,003
Class B	(6,663,048)	(9,327,894)
Class C	6,514,633	6,054,639
Class Z	112,004,656	34,068,442
Net increase from shares of beneficial interest transactions — Note 6(a)	108,947,935	124,598,190

Redemption Fees:
Class A	10,041	25,177
Class B	42	6
Class C	482	734
Total Redemption Fees — Note 6(b)	10,565	25,917
Total increase	460,347,936	252,288,559

Net Assets:
Beginning of period	1,172,275,997	919,987,438
END OF PERIOD	$1,632,623,933	$1,172,275,997
Undistributed net investment income	$628,224	$1,596,000

See Notes to Financial Statements.

	Alger International Growth Fund
	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Net investment income	$1,417,270	$218,122
Net realized gain on investments, options and foreign currency	48,715,867	13,966,212
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(3,350,393)	473,401
Net increase in net assets resulting from operations	46,782,744	14,657,735

Dividends and distributions to shareholders from:
Net investment income:
Class A	(1,035,817)	—
Class B	(145,921)	—
Class C	(11,406)	—
Class Z	(222,755)	—
Total dividends and distributions to shareholders	(1,415,899)	—

Increase (decrease) from shares of beneficial interest transactions:
Class A	(21,932,495)	(69,670,701)
Class B	(27,035,474)	(15,482,359)
Class C	(2,753,490)	(5,188,486)
Class I	145,000	—
Class Z	(19,272,121)	(1,943,844)
Net decrease from shares of beneficial interest transactions — Note 6(a)	(70,848,580)	(92,285,390)

Redemption Fees:
Class A	459	37,090
Class B	33	171
Class C	20	14
Total Redemption Fees — Note 6(b)	512	37,275
Total decrease	(25,481,223)	(77,590,380)

Net Assets:
Beginning of period	254,622,837	332,213,217
END OF PERIOD	$229,141,614	$254,622,837
Undistributed net investment income (accumulated loss)	$(147,515)	$194,000

See Notes to Financial Statements.

	Alger Mid Cap Growth Fund
	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Net investment loss	$(1,189,913)	$(1,085,966)
Net realized gain on investments, options and foreign currency	30,646,792	613,063
Net change in unrealized appreciation on investments, options and foreign currency	29,606,662	18,097,739
Net increase in net assets resulting from operations	59,063,541	17,624,836

Increase (decrease) from shares of beneficial interest transactions:
Class A	(27,227,172)	(46,096,399)
Class B	(8,427,892)	(6,379,272)
Class C	(3,283,521)	(5,763,631)
Net decrease from shares of beneficial interest transactions — Note 6(a)	(38,938,585)	(58,239,302)

Redemption Fees:
Class A	481	800
Class B	12	19
Class C	56	91
Total Redemption Fees — Note 6(b)	549	910
Total increase (decrease)	20,125,505	(40,613,556)

Net Assets:
Beginning of period	199,766,877	240,380,433
END OF PERIOD	$219,892,382	$199,766,877
Undistributed net investment income (accumulated loss)	$(1,385,867)	$(553,000)

See Notes to Financial Statements.

	Alger SMid Cap Growth Fund
	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Net investment loss	$(2,568,854)	$(5,119,397)
Net realized gain on investments, options and foreign currency	165,631,125	57,907,949
Net change in unrealized appreciation on investments, options and foreign currency	117,338,494	37,152,776
Net increase in net assets resulting from operations	280,400,765	89,941,328

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(12,474,841)	—
Class B	(436,898)	—
Class C	(2,712,713)	—
Class I	(23,420,801)	—
Class Z	(2,388,454)	—
Total dividends and distributions to shareholders	(41,433,707)	—

Increase (decrease) from shares of beneficial interest transactions:
Class A	(70,861,706)	(113,073,211)
Class B	(2,078,055)	(2,493,210)
Class C	(4,490,013)	(11,098,602)
Class I	3,504,855	78,714,553
Class Z	(1,136,937)	29,055,034
Net decrease from shares of beneficial interest transactions — Note 6(a)	(75,061,856)	(18,895,436)

Redemption Fees:
Class A	4,524	6,036
Class C	132	114
Total Redemption Fees — Note 6(b)	4,656	6,150
Total increase	163,909,858	71,052,042

Net Assets:
Beginning of period	968,806,661	897,754,619
END OF PERIOD	$1,132,716,519	$968,806,661
Undistributed net investment income (accumulated loss)	$805,433	$(4,617,378)

See Notes to Financial Statements.

	Alger Small Cap Growth Fund
	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Net investment loss	$(1,336,410)	$(1,899,883)
Net realized gain on investments, options and foreign currency	35,162,595	26,294,573
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	35,937,941	(1,528,158)
Net increase in net assets resulting from operations	69,764,126	22,866,532

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(6,624,312)	—
Class B	(578,410)	—
Class C	(758,936)	—
Class Z	(1,187,792)	—
Total dividends and distributions to shareholders	(9,149,450)	—

Increase (decrease) from shares of beneficial interest transactions:
Class A	(40,557,067)	(40,368,588)
Class B	(2,872,786)	(3,986,513)
Class C	(1,968,809)	(3,476,168)
Class Z	40,860,760	875,050
Net decrease from shares of beneficial interest transactions — Note 6(a)	(4,537,902)	(46,956,219)

Redemption Fees:
Class A	1,217	1,170
Class B	29	69
Class C	—	1
Total Redemption Fees — Note 6(b)	1,246	1,240
Total increase (decrease)	56,078,020	(24,088,447)

Net Assets:
Beginning of period	231,946,433	256,034,880
END OF PERIOD	$288,024,453	$231,946,433
Undistributed net investment income (accumulated loss)	$743	$(1,438,783)

See Notes to Financial Statements.

	Alger Growth Opportunities Fund
	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Net investment loss	$(90,068)	$(113,173)
Net realized gain on investments, options and foreign currency	2,599,751	1,543,649
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	1,639,873	(194,936)
Net increase in net assets resulting from operations	4,149,556	1,235,540

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(797,742)	(580,170)
Class C	(255,039)	(187,122)
Class I	(168,467)	(164,502)
Class Z	(303,230)	(158,799)
Total dividends and distributions to shareholders	(1,524,478)	(1,090,593)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(222,735)	(2,482,097)
Class C	261,719	(340,898)
Class I	365,724	(742,961)
Class Z	210,789	432,947
Net increase (decrease) from shares of beneficial interest transactions — Note 6(a)	615,497	(3,133,009)

Redemption Fees:
Class A	57	142
Class C	—	48
Total Redemption Fees — Note 6(b)	57	190
Total increase (decrease)	3,240,632	(2,987,872)

Net Assets:
Beginning of period	12,194,712	15,182,584
END OF PERIOD	$15,435,344	$12,194,712
Undistributed net investment income (accumulated loss)	$9,880	$(94,723)

See Notes to Financial Statements.

	Alger Health Sciences Fund
	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Net investment loss	$(889,873)	$(315,246)
Net realized gain on investments, options and foreign currency	34,758,455	20,765,796
Net change in unrealized appreciation on investments, options and foreign currency	15,940,269	965,905
Net increase in net assets resulting from operations	49,808,851	21,416,455

Dividends and distributions to shareholders from:
Net investment income:
Class A	(53,908)	—
Net realized gains:
Class A	(13,054,291)	—
Class B	(1,408,391)	—
Class C	(6,039,286)	—
Total dividends and distributions to shareholders	(20,555,876)	—

Increase (decrease) from shares of beneficial interest transactions:
Class A	(10,242,025)	(41,461,835)
Class B	(1,838,958)	(3,470,638)
Class C	(1,237,167)	(15,600,629)
Net decrease from shares of beneficial interest transactions — Note 6(a)	(13,318,150)	(60,533,102)

Redemption Fees:
Class A	937	4,590
Class C	12	216
Total Redemption Fees — Note 6(b)	949	4,806
Total increase (decrease)	15,935,774	(39,111,841)

Net Assets:
Beginning of period	182,417,909	221,529,750
END OF PERIOD	$198,353,683	$182,417,909

See Notes to Financial Statements.

	Alger Growth & Income Fund
	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Net investment income	$1,795,820	$1,345,496
Net realized gain on investments, options and foreign currency	3,306,927	1,084,000
Net change in unrealized appreciation on investments, options and foreign currency	14,179,084	7,641,884
Net increase in net assets resulting from operations	19,281,831	10,071,380

Dividends and distributions to shareholders from:
Net investment income:
Class A	(1,324,590)	(946,798)
Class B	—	(4,773)
Class C	(171,353)	(81,506)
Class Z	(27,743)	(9,383)
Total dividends and distributions to shareholders	(1,523,686)	(1,042,460)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(6,781,727)	24,385,016
Class B	—	(7,265,112)
Class C	1,128,059	1,993,269
Class Z	944,372	1,071,571
Net increase (decrease) from shares of beneficial interest transactions — Note 6(a)	(4,709,296)	20,184,744

Redemption Fees:
Class A	3,855	10,833
Class C	201	947
Total Redemption Fees — Note 6(b)	4,056	11,780
Total increase	13,052,905	29,225,444

Net Assets:
Beginning of period	87,257,873	58,032,429
END OF PERIOD	$100,310,778	$87,257,873
Undistributed net investment income	$378,659	$103,000

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund

	Class A
	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$16.59	$14.64	$13.84	$11.48	$9.24
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.11	0.05	(0.03)	(0.02)	0.01
Net realized and unrealized gain on investments	4.67	1.90	1.19	2.02	2.23
Total from investment operations	4.78	1.95	1.16	2.00	2.24
Dividends from net investment income	(0.12)	—	—	—	—
Distributions from net realized gains	(0.07)	—	—	—	—
Net asset value, end of period	$21.18	$16.59	$14.64	$13.48	$11.48
Total return(ii)	29.11%	13.32%	8.60%	17.40%	24.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,217,389	$952,955	$753,348	$673,841	$543,395
Ratio of gross expenses to average net assets	1.26%	1.29%	1.31%	1.32%	1.43%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	1.26%	1.29%	1.31%	1.32%	1.43%
Ratio of net investment income (loss) to average net assets	0.58%	0.30%	(0.19)%	(0.19)%	0.15%
Portfolio turnover rate	123.81%	142.32%	163.79%	211.96%	318.87%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class B
	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$14.57	$12.96	$12.04	$10.34	$8.40
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.02)	(0.07)	(0.14)	(0.12)	(0.07)
Net realized and unrealized gain on investments	4.10	1.68	1.06	1.82	2.01
Total from investment operations	4.08	1.61	0.92	1.70	1.94
Distributions from net realized gains	(0.07)	—	—	—	—
Net asset value, end of period	$18.58	$14.57	$12.96	$12.04	$10.34
Total return(ii)	28.13%	12.42%	7.60%	16.40%	23.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$33,068	$31,965	$37,124	$45,294	$52,055
Ratio of gross expenses to average net assets	2.05%	2.11%	2.15%	2.20%	2.40%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	2.05%	2.11%	2.15%	2.20%	2.40%
Ratio of net investment income (loss) to average net assets	(0.15)%	(0.52)%	(1.04)%	(1.05)%	(0.76)%
Portfolio turnover rate	123.81%	142.32%	163.79%	211.96%	318.87%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$14.62	$13.00	$12.07	$10.36	$8.40
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.03)	(0.07)	(0.13)	(0.11)	(0.06)
Net realized and unrealized gain on investments	4.12	1.69	1.06	1.82	2.02
Total from investment operations	4.09	1.62	0.93	1.71	1.96
Dividends from net investment income	(0.02)	—	—	—	—
Distributions from net realized gains	(0.07)	—	—	—	—
Net asset value, end of period	$18.62	$14.62	$13.00	$12.07	$10.36
Total return(ii)	28.14%	12.46%	7.70%	16.50%	23.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$198,377	$149,400	$127,186	$123,194	$96,774
Ratio of gross expenses to average net assets	2.02%	2.07%	2.09%	2.09%	2.21%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	2.02%	2.07%	2.09%	2.09%	2.21%
Ratio of net investment income (loss) to average net assets	(0.20)%	(0.47)%	(0.97)%	(0.97)%	(0.63)%
Portfolio turnover rate	123.81%	142.32%	163.79%	211.96%	318.87%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class Z
	Year ended 10/31/2013	Year ended 10/31/2012	From 12/29/2010(i) to 10/31/2011(ii)
Net asset value, beginning of period	$16.68	$14.68	$14.52
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	0.11	0.12	0.03
Net realized and unrealized gain on investments	4.76	1.88	0.13
Total from investment operations	4.87	2.00	0.16
Dividends from net investment income	(0.17)	—	—
Distributions from net realized gains	(0.07)	—	—
Net asset value, end of period	$21.31	$16.68	$14.68
Total return(iv)	29.58%	13.62%	1.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$183,790	$37,956	$2,329
Ratio of gross expenses to average net assets	0.93%	1.01%	7.14%
Ratio of expense reimbursements to average net assets	—	(0.04)%	(6.17)%
Ratio of net expenses to average net assets	0.93%	0.97%	0.97%
Ratio of net investment income (loss) to average net assets	0.58%	0.73%	0.25%
Portfolio turnover rate	123.81%	142.32%	163.79%

(i) Commencement of operations.

(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger International Growth Fund

	Class A
	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$12.61	$11.91	$11.25	$9.72	$8.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.11	0.04	0.01	0.06	0.03
Net realized and unrealized gain on investments	2.64	0.66	0.69	1.48	1.49
Total from investment operations	2.75	0.70	0.70	1.54	1.52
Dividends from net investment income	(0.09)	—	(0.04)	(0.01)	—
Net asset value, end of period	$15.27	$12.61	$11.91	$11.25	$9.72
Total return(ii)	21.98%	5.88%	6.30%	15.90%	18.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$145,096	$139,693	$201,449	$180,267	$132,551
Ratio of gross expenses to average net assets	1.37%	1.33%	1.41%	1.38%	1.50%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	1.37%	1.33%	1.41%	1.38%	1.50%
Ratio of net investment income (loss) to average net assets	0.79%	0.32%	0.05%	0.54%	0.39%
Portfolio turnover rate	217.57%	148.66%	66.70%	61.58%	88.21%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class B
	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$11.18	$10.64	$10.07	$8.75	$7.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.02	(0.04)	(0.05)	(0.01)	(0.02)
Net realized and unrealized gain on investments	2.33	0.58	0.62	1.33	1.35
Total from investment operations	2.35	0.54	0.57	1.32	1.33
Dividends from net investment income	(0.02)	—	—	—	—
Net asset value, end of period	$13.51	$11.18	$10.64	$10.07	$8.75
Total return(ii)	21.07%	5.08%	5.70%	15.10%	17.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$63,826	$77,408	$88,496	$107,663	$99,170
Ratio of gross expenses to average net assets	2.04%	1.97%	1.96%	2.00%	2.13%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	2.04%	1.97%	1.96%	2.00%	2.13%
Ratio of net investment income (loss) to average net assets	0.17%	(0.36)%	(0.51)%	(0.10)%	(0.25)%
Portfolio turnover rate	217.57%	148.66%	66.70%	61.58%	88.21%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$11.12	$10.60	$10.05	$8.73	$7.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	—	(0.05)	(0.07)	(0.02)	(0.02)
Net realized and unrealized gain on investments	2.33	0.57	0.62	1.34	1.33
Total from investment operations	2.33	0.52	0.55	1.32	1.31
Dividends from net investment income	(0.01)	—	—	—	—
Net asset value, end of period	$13.44	$11.12	$10.60	$10.05	$8.73
Total return(ii)	20.94%	4.91%	5.50%	15.10%	17.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$17,786	$17,305	$21,436	$25,186	$25,216
Ratio of gross expenses to average net assets	2.15%	2.08%	2.09%	2.08%	2.20%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	2.15%	2.08%	2.09%	2.08%	2.20%
Ratio of net investment income (loss) to average net assets	0.03%	(0.47)%	(0.65)%	(0.16)%	(0.31)%
Portfolio turnover rate	217.57%	148.66%	66.70%	61.58%	88.21%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Class I
From 5/31/2013(i) to 10/31/2013(ii)
Net asset value, beginning of period	$13.94
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	0.03
Net realized and unrealized gain on investments	1.32
Total from investment operations	1.35
Net asset value, end of period	$15.29
Total return(iv)	9.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$157
Ratio of gross expenses to average net assets	15.73%
Ratio of expense reimbursements to average net assets	(14.58)%
Ratio of net expenses to average net assets	1.15%
Ratio of net investment income (loss) to average net assets	0.44%
Portfolio turnover rate	217.57%

(i) Commencement of operations.

(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class Z
	Year ended 10/31/2013	Year ended 10/31/2012	From 12/29/2010(i) to 10/31/2011(ii)
Net asset value, beginning of period	$12.66	$11.94	$11.83
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	0.33	0.08	0.04
Net realized and unrealized gain on investments	2.50	0.64	0.07
Total from investment operations	2.83	0.72	0.11
Dividends from net investment income	(0.14)	—	—
Net asset value, end of period	$15.35	$12.66	$11.94
Total return(iv)	22.56%	6.03%	0.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,277	$20,217	$20,832
Ratio of gross expenses to average net assets	1.12%	0.96%	1.01%
Ratio of expense reimbursements to average net assets	(0.13)%	—	(0.02)%
Ratio of net expenses to average net assets	0.99%	0.96%	0.99%
Ratio of net investment income (loss) to average net assets	2.50%	0.65%	0.37%
Portfolio turnover rate	217.57%	148.66%	66.70%

(i) Commencement of operations.

(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Fund

	Class A
	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$7.05	$6.51	$6.39	$5.24	$4.26
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.03)	(0.02)	(0.06)	(0.01)	(0.03)
Net realized and unrealized gain on investments	2.36	0.56	0.18	1.16	1.01
Total from investment operations	2.33	0.54	0.12	1.15	0.98
Net asset value, end of period	$9.38	$7.05	$6.51	$6.39	$5.24
Total return(ii)	33.05%	8.29%	1.90%	21.70%	23.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$143,231	$131,454	$165,315	$210,641	$215,190
Ratio of gross expenses to average net assets	1.39%	1.40%	1.38%	1.38%	1.49%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	1.39%	1.40%	1.38%	1.38%	1.49%
Ratio of net investment income (loss) to average net assets	(0.31)%	(0.25)%	(0.89)%	(0.21)%	(0.78)%
Portfolio turnover rate	156.98%	234.91%	245.44%	195.64%	297.11%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class B
	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$5.86	$5.46	$5.39	$4.46	$3.66
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.07)	(0.05)	(0.09)	(0.05)	(0.06)
Net realized and unrealized gain on investments	1.94	0.45	0.16	0.98	0.86
Total from investment operations	1.87	0.40	0.07	0.93	0.80
Net asset value, end of period	$7.73	$5.86	$5.46	$5.39	$4.46
Total return(ii)	31.91%	7.33%	1.30%	20.90%	21.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$50,341	$45,501	$48,334	$63,782	$64,096
Ratio of gross expenses to average net assets	2.10%	2.08%	2.11%	2.12%	2.32%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	2.10%	2.08%	2.11%	2.12%	2.32%
Ratio of net investment income (loss) to average net assets	(1.02)%	(0.92)%	(1.61)%	(0.97)%	(1.59)%
Portfolio turnover rate	156.98%	234.91%	245.44%	195.64%	297.11%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$5.82	$5.43	$5.37	$4.44	$3.64
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.08)	(0.06)	(0.10)	(0.05)	(0.06)
Net realized and unrealized gain on investments	1.94	0.45	0.16	0.98	0.86
Total from investment operations	1.86	0.39	0.06	0.93	0.80
Net asset value, end of period	$7.68	$5.82	$5.43	$5.37	$4.44
Total return(ii)	31.96%	7.18%	1.10%	20.70%	21.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$26,320	$22,812	$26,731	$33,788	$35,151
Ratio of gross expenses to average net assets	2.21%	2.22%	2.20%	2.20%	2.36%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	2.21%	2.22%	2.20%	2.20%	2.36%
Ratio of net investment income (loss) to average net assets	(1.13)%	(1.06)%	(1.71)%	(1.04)%	(1.63)%
Portfolio turnover rate	156.98%	234.91%	245.44%	195.64%	297.11%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger SMid Cap Growth Fund

	Class A
	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$16.72	$15.22	$14.48	$11.57	$9.72
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.03)	(0.09)	(0.16)	(0.12)	(0.10)
Net realized and unrealized gain on investments	4.92	1.59	0.90	3.03	1.95
Total from investment operations	4.89	1.50	0.74	2.91	1.85
Distributions from net realized gains	(0.72)	—	—	—	—
Net asset value, end of period	$20.89	$16.72	$15.22	$14.48	$11.57
Total return(ii)	30.39%	9.86%	5.10%	25.20%	19.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$294,846	$299,934	$377,947	$586,359	$391,804
Ratio of gross expenses to average net assets	1.29%	1.29%	1.37%	1.32%	1.42%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	1.29%	1.29%	1.37%	1.32%	1.42%
Ratio of net investment income (loss) to average net assets	(0.19)%	(0.54)%	(0.99)%	(0.90)%	(1.00)%
Portfolio turnover rate	95.67%	81.09%	64.83%	58.80%	76.25%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class B
	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$15.36	$14.09	$13.50	$10.88	$9.23
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.16)	(0.20)	(0.26)	(0.21)	(0.18)
Net realized and unrealized gain on investments	4.48	1.47	0.85	2.83	1.83
Total from investment operations	4.32	1.27	0.59	2.62	1.65
Distributions from net realized gains	(0.72)	—	—	—	—
Net asset value, end of period	$18.96	$15.36	$14.09	$13.50	$10.88
Total return(ii)	29.33%	9.01%	4.40%	24.10%	17.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$9,413	$9,448	$10,998	$11,650	$9,891
Ratio of gross expenses to average net assets	2.07%	2.10%	2.12%	2.16%	2.35%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	2.07%	2.10%	2.12%	2.16%	2.35%
Ratio of net investment income (loss) to average net assets	(0.97)%	(1.34)%	(1.73)%	(1.74)%	(1.92)%
Portfolio turnover rate	95.67%	81.09%	64.83%	58.80%	76.25%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$15.39	$14.12	$13.53	$10.90	$9.24
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.16)	(0.20)	(0.25)	(0.21)	(0.17)
Net realized and unrealized gain on investments	4.49	1.47	0.84	2.84	1.83
Total from investment operations	4.33	1.27	0.59	2.63	1.66
Distributions from net realized gains	(0.72)	—	—	—	—
Net asset value, end of period	$19.00	$15.39	$14.12	$13.53	$10.90
Total return(ii)	29.34%	9.00%	4.40%	24.10%	18.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$68,161	$59,063	$64,597	$68,916	$51,274
Ratio of gross expenses to average net assets	2.06%	2.09%	2.10%	2.13%	2.29%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	2.06%	2.09%	2.10%	2.13%	2.29%
Ratio of net investment income (loss) to average net assets	(0.96)%	(1.33)%	(1.70)%	(1.71)%	(1.86)%
Portfolio turnover rate	95.67%	81.09%	64.83%	58.80%	76.25%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class I
	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$16.88	$15.35	$14.57	$11.63	$9.75
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.04)	(0.08)	(0.13)	(0.10)	(0.08)
Net realized and unrealized gain on investments	4.97	1.61	0.91	3.04	1.96
Total from investment operations	4.93	1.53	0.78	2.94	1.88
Distributions from net realized gains	(0.72)	—	—	—	—
Net asset value, end of period	$21.09	$16.88	$15.35	$14.57	$11.63
Total return(ii)	30.34%	10.00%	5.40%	25.30%	19.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$692,445	$545,397	$420,089	$192,291	$148,925
Ratio of gross expenses to average net assets	1.31%	1.23%	1.21%	1.20%	1.23%
Ratio of expense reimbursements to average net assets	—	—	—	—	(0.02)%
Ratio of net expenses to average net assets	1.31%	1.23%	1.21%	1.20%	1.21%
Ratio of net investment income (loss) to average net assets	(0.22)%	(0.45)%	(0.79)%	(0.78)%	(0.79)%
Portfolio turnover rate	95.67%	81.09%	64.83%	58.80%	76.25%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class Z
	Year ended 10/31/2013	Year ended 10/31/2012	From 12/29/2010(i) to 10/31/2011(ii)
Net asset value, beginning of period	$16.84	$15.28	$15.86
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(iii)	0.02	(0.02)	(0.07)
Net realized and unrealized gain (loss) on investments	4.97	1.58	(0.51)
Total from investment operations	4.99	1.56	(0.58)
Distributions from net realized gains	(0.72)	—	—
Net asset value, end of period	$21.11	$16.84	$15.28
Total return(iv)	30.78%	10.21%	(3.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$67,852	$54,965	$24,124
Ratio of gross expenses to average net assets	0.96%	0.97%	1.06%
Ratio of expense reimbursements to average net assets	—	—	(0.07)%
Ratio of net expenses to average net assets	0.96%	0.97%	0.99%
Ratio of net investment income (loss) to average net assets	0.13%	(0.14)%	(0.51)%
Portfolio turnover rate	95.67%	81.09%	64.83%

(i) Commencement of operations.

(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Fund

	Class A
	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$7.79	$7.12	$6.70	$5.27	$4.37
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.04)	(0.05)	(0.09)	(0.06)	(0.05)
Net realized and unrealized gain on investments	2.53	0.72	0.51	1.49	0.95
Total from investment operations	2.49	0.67	0.42	1.43	0.90
Distributions from net realized gains	(0.31)	—	—	—	—
Net asset value, end of period	$9.97	$7.79	$7.12	$6.70	$5.27
Total return(ii)	33.15%	9.41%	6.30%	27.10%	20.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$175,214	$172,202	$194,799	$298,103	$282,794
Ratio of gross expenses to average net assets	1.38%	1.40%	1.43%	1.40%	1.53%
Ratio of expense reimbursements to average net assets	(0.02)%	—	(0.01)%	—	—
Ratio of net expenses to average net assets	1.36%	1.40%	1.42%	1.40%	1.53%
Ratio of net investment income (loss) to average net assets	(0.49)%	(0.71)%	(1.18)%	(1.07)%	(1.14)%
Portfolio turnover rate	93.97%	72.59%	67.37%	48.45%	86.89%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class B
	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$6.86	$6.27	$5.95	$4.71	$3.94
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.09)	(0.10)	(0.13)	(0.10)	(0.08)
Net realized and unrealized gain on investments	2.21	0.69	0.45	1.34	0.85
Total from investment operations	2.12	0.59	0.32	1.24	0.77
Distributions from net realized gains	(0.31)	—	—	—	—
Net asset value, end of period	$8.67	$6.86	$6.27	$5.95	$4.71
Total return(ii)	32.21%	9.41%	5.40%	26.30%	19.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$13,626	$13,389	$15,954	$22,348	$22,174
Ratio of gross expenses to average net assets	2.13%	2.16%	2.18%	2.15%	2.44%
Ratio of expense reimbursements to average net assets	(0.02)%	—	(0.01)%	—	—
Ratio of net expenses to average net assets	2.11%	2.16%	2.17%	2.15%	2.44%
Ratio of net investment income (loss) to average net assets	(1.24)%	(1.47)%	(1.92)%	(1.81)%	(2.04)%
Portfolio turnover rate	93.97%	72.59%	67.37%	48.45%	86.89%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$6.76	$6.27	$5.95	$4.72	$3.95
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.10)	(0.10)	(0.13)	(0.10)	(0.08)
Net realized and unrealized gain on investments	2.17	0.59	0.45	1.33	0.85
Total from investment operations	2.07	0.49	0.32	1.23	0.77
Distributions from net realized gains	(0.31)	—	—	—	—
Net asset value, end of period	$8.52	$6.76	$6.27	$5.95	$4.72
Total return(ii)	31.94%	7.81%	5.40%	26.10%	19.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$19,461	$17,091	$19,145	$23,386	$20,255
Ratio of gross expenses to average net assets	2.18%	2.19%	2.22%	2.25%	2.41%
Ratio of expense reimbursements to average net assets	(0.02)%	—	0.01%	—	—
Ratio of net expenses to average net assets	2.16%	2.19%	2.21%	2.25%	2.41%
Ratio of net investment income (loss) to average net assets	(1.31)%	(1.50)%	(1.96)%	(1.91)%	(2.01)%
Portfolio turnover rate	93.97%	72.59%	67.37%	48.45%	86.89%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class Z
	Year ended 10/31/2013	Year ended 10/31/2012	From 12/29/2010(i) to 10/31/2011(ii)
Net asset value, beginning of period	$7.79	$7.14	$7.43
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.02)	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	2.55	0.67	(0.25)
Total from investment operations	2.53	0.65	(0.29)
Distributions from net realized gains	(0.31)	—	—
Net asset value, end of period	$10.01	$7.79	$7.14
Total return(iv)	33.67%	9.10%	(3.90)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$79,723	$29,264	$26,137
Ratio of gross expenses to average net assets	1.05%	1.04%	1.13%
Ratio of expense reimbursements to average net assets	(0.06)%	(0.05)%	(0.14)%
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%
Ratio of net investment income (loss) to average net assets	(0.18)%	(0.28)%	(0.72)%
Portfolio turnover rate	93.97%	72.59%	67.37%

(i) Commencement of operations.

(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Growth Opportunities Fund

	Class A
	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$10.88	$10.82	$10.23	$7.94	$6.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.08)	(0.09)	(0.14)	(0.11)	(0.08)
Net realized and unrealized gain on investments	3.55	1.03	0.73	2.40	1.47
Total from investment operations	3.47	0.94	0.59	2.29	1.39
Distributions from net realized gains	(1.37)	(0.88)	—	—	—
Net asset value, end of period	$12.98	$10.88	$10.82	$10.23	$7.94
Total return(ii)	36.03%	9.60%	5.80%	28.80%	21.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$7,563	$6,464	$8,851	$8,186	$5,394
Ratio of gross expenses to average net assets	2.45%	2.60%	2.29%	2.32%	2.93%
Ratio of expense reimbursements to average net assets	(0.85)%	(1.04)%	(0.79)%	(0.82)%	(1.43)%
Ratio of net expenses to average net assets	1.60%	1.56%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	(0.69)%	(0.86)%	(1.22)%	(1.24)%	(1.10)%
Portfolio turnover rate	92.82%	63.81%	66.59%	64.25%	63.94%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$10.48	$10.52	$10.02	$7.84	$6.51
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.15)	(0.16)	(0.22)	(0.18)	(0.12)
Net realized and unrealized gain on investments	3.38	1.00	0.72	2.36	1.45
Total from investment operations	3.23	0.84	0.50	2.18	1.33
Distributions from net realized gains	(1.37)	(0.88)	—	—	—
Net asset value, end of period	$12.34	$10.48	$10.52	$10.02	$7.84
Total return(ii)	35.00%	8.90%	5.00%	27.80%	20.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,636	$1,956	$2,293	$2,304	$1,454
Ratio of gross expenses to average net assets	3.23%	3.33%	3.04%	3.16%	3.73%
Ratio of expense reimbursements to average net assets	(0.98)%	(1.08)%	(0.79)%	(0.91)%	(1.48)%
Ratio of net expenses to average net assets	2.25%	2.25%	2.25%	2.25%	2.25%
Ratio of net investment income (loss) to average net assets	(1.34)%	(1.54)%	(1.97)%	(2.00)%	(1.85)%
Portfolio turnover rate	92.82%	63.81%	66.59%	64.25%	63.94%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class I
	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$11.00	$10.90	$10.29	$7.96	$6.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.05)	(0.07)	(0.11)	(0.09)	(0.06)
Net realized and unrealized gain on investments	3.59	1.05	0.72	2.42	1.47
Total from investment operations	3.54	0.98	0.61	2.33	1.41
Distributions from net realized gains	(1.37)	(0.88)	—	—	—
Net asset value, end of period	$13.17	$11.00	$10.90	$10.29	$7.96
Total return(ii)	36.31%	9.90%	5.90%	29.30%	21.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,034	$1,349	$2,075	$2,799	$1,737
Ratio of gross expenses to average net assets	2.43%	3.20%	2.43%	2.73%	2.84%
Ratio of expense reimbursements to average net assets	(1.08)%	(1.89)%	(1.18)%	(1.48)%	(1.59)%
Ratio of net expenses to average net assets	1.35%	1.31%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(0.46)%	(0.62)%	(0.96)%	(0.99)%	(0.85)%
Portfolio turnover rate	92.82%	63.81%	66.59%	64.25%	63.94%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class Z
	Year ended 10/31/2013	Year ended 10/31/2012	From 12/29/2010(i) to 10/31/2011(ii)
Net asset value, beginning of period	$10.97	$10.85	$11.31
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.02)	(0.04)	(0.06)
Net realized and unrealized gain (loss) on investments	3.58	1.04	(0.40)
Total from investment operations	3.56	1.00	(0.46)
Distributions from net realized gains	(1.37)	(0.88)	—
Net asset value, end of period	$13.16	$10.97	$10.85
Total return(iv)	36.61%	10.15%	(4.10)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,202	$2,426	$1,964
Ratio of gross expenses to average net assets	2.38%	2.69%	37.74%
Ratio of expense reimbursements to average net assets	(1.28)%	(1.59)%	(36.64)%
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets	(0.20)%	(0.38)%	(0.72)%
Portfolio turnover rate	92.82%	63.81%	66.59%

(i) Commencement of operations.

(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Health Sciences Fund

	Class A
	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$21.75	$19.34	$17.42	$15.76	$13.65
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.05)	0.02	(0.09)	(0.10)	(0.08)
Net realized and unrealized gain on investments	6.11	2.39	2.01	1.76	2.19
Total from investment operations	6.06	2.41	1.92	1.66	2.11
Dividends from net investment income	(0.01)	—	—	—	—
Distributions from net realized gains	(2.45)	—	—	—	—
Net asset value, end of period	$25.35	$21.75	$19.34	$17.42	$15.76
Total return(ii)	30.81%	12.46%	11.00%	10.50%	15.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$129,870	$120,490	$148,445	$156,438	$166,555
Ratio of gross expenses to average net assets	1.35%	1.37%	1.35%	1.33%	1.41%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	1.35%	1.37%	1.35%	1.33%	1.41%
Ratio of net investment income (loss) to average net assets	(0.21)%	0.11%	(0.46)%	(0.58)%	(0.59)%
Portfolio turnover rate	115.08%	110.37%	63.17%	75.15%	174.56%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class B
	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$19.91	$17.85	$16.21	$14.78	$12.92
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.20)	(0.13)	(0.23)	(0.23)	(0.20)
Net realized and unrealized gain on investments	5.52	2.19	1.87	1.66	2.06
Total from investment operations	5.32	2.06	1.64	1.43	1.86
Distributions from net realized gains	(2.45)	—	—	—	—
Net asset value, end of period	$22.78	$19.91	$17.85	$16.21	$14.78
Total return(ii)	29.82%	11.54%	10.00%	9.70%	14.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$11,767	$11,879	$13,878	$16,675	$17,039
Ratio of gross expenses to average net assets	2.12%	2.16%	2.16%	2.15%	2.29%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	2.12%	2.16%	2.16%	2.15%	2.29%
Ratio of net investment income (loss) to average net assets	(0.99)%	(0.68)%	(1.27)%	(1.41)%	(1.48)%
Portfolio turnover rate	115.08%	110.37%	63.17%	75.15%	174.56%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$19.95	$17.88	$16.23	$14.80	$12.92
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.20)	(0.13)	(0.22)	(0.22)	(0.18)
Net realized and unrealized gain on investments	5.53	2.20	1.87	1.65	2.06
Total from investment operations	5.33	2.07	1.65	1.43	1.88
Distributions from net realized gains	(2.45)	—	—	—	—
Net asset value, end of period	$22.83	$19.95	$17.88	$16.23	$14.80
Total return(ii)	29.81%	11.58%	10.20%	9.70%	14.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$56,717	$50,049	$59,207	$64,825	$68,378
Ratio of gross expenses to average net assets	2.10%	2.14%	2.12%	2.12%	2.19%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	2.10%	2.14%	2.12%	2.12%	2.19%
Ratio of net investment income (loss) to average net assets	(0.98)%	(0.67)%	(1.23)%	(1.37)%	(1.38)%
Portfolio turnover rate	115.08%	110.37%	63.17%	75.15%	174.56%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Growth & Income Fund

	Class A
	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$24.43	$21.74	$21.38	$19.50	$16.97
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.56	0.44	0.32	0.42	0.37
Net realized and unrealized gain on investments	5.11	2.60	0.69	1.86	2.57
Total from investment operations	5.67	3.04	1.01	2.28	2.94
Dividends from net investment income	(0.47)	(0.35)	(0.65)	(0.40)	(0.41)
Net asset value, end of period	$29.63	$24.43	$21.74	$21.38	$19.50
Total return(ii)	23.45%	14.02%	4.80%	11.80%	17.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$80,832	$73,050	$41,446	$41,160	$35,465
Ratio of gross expenses to average net assets	1.19%	1.25%	1.43%	1.46%	1.52%
Ratio of expense reimbursements to average net assets	—	—	(0.03)%	(0.09)%	(0.09)%
Ratio of net expenses to average net assets	1.19%	1.25%	1.40%	1.37%	1.43%
Ratio of net investment income (loss) to average net assets	2.07%	1.87%	1.49%	2.08%	2.14%
Portfolio turnover rate	29.27%	45.36%	119.61%	72.11%	100.18%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$24.22	$21.54	$21.02	$19.19	$16.66
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.34	0.26	0.16	0.27	0.23
Net realized and unrealized gain on investments	5.08	2.58	0.68	1.83	2.54
Total from investment operations	5.42	2.84	0.84	2.10	2.77
Dividends from net investment income	(0.31)	(0.16)	(0.32)	(0.27)	(0.24)
Net asset value, end of period	$29.33	$24.22	$21.54	$21.02	$19.19
Total return(ii)	22.53%	13.20%	4.00%	11.00%	16.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$17,173	$13,121	$9,806	$11,259	$11,316
Ratio of gross expenses to average net assets	1.96%	2.01%	2.16%	2.17%	2.32%
Ratio of expense reimbursements to average net assets	—	—	(0.03)%	(0.09)%	(0.09)%
Ratio of net expenses to average net assets	1.96%	2.01%	2.13%	2.08%	2.23%
Ratio of net investment income (loss) to average net assets	1.27%	1.11%	0.75%	1.36%	1.35%
Portfolio turnover rate	29.27%	45.36%	119.61%	72.11%	100.18%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class Z
	Year ended 10/31/2013	From 3/1/2012(i) to 10/31/2012(ii)
Net asset value, beginning of period	$24.43	$23.83
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	0.59	0.34
Net realized and unrealized gain on investments	5.14	0.59
Total from investment operations	5.73	0.93
Dividends from net investment income	(0.52)	(0.33)
Net asset value, end of period	$29.64	$24.43
Total return(iv)	23.74%	3.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,306	$1,087
Ratio of gross expenses to average net assets	1.36%	2.92%
Ratio of expense reimbursements to average net assets	(0.41)%	(1.97)%
Ratio of net expenses to average net assets	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	2.18%	2.14%
Portfolio turnover rate	29.27%	45.36%

(i) Commencement of operations.

(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Funds (the “Trust”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust operates as a series company currently issuing an unlimited number of shares of beneficial interest in eight funds — Alger Capital Appreciation Fund, Alger International Growth Fund (formerly Alger Large Cap Growth Fund), Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund and Alger Growth & Income Fund (collectively, the “Funds” or individually, each a “Fund”). The Alger Capital Appreciation Fund, Alger International Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund and Alger Health Sciences Fund normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation. The Alger Growth & Income Fund also invests primarily in equity securities but has an investment objective of both capital appreciation and current income.

Each Fund offers one or more of the following share classes: Class A, B, C, I and Z.  Class A shares are generally subject to an initial sales charge while Class B and C shares are generally subject to a deferred sales charge. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the order to purchase was accepted. The conversion is completed without the imposition of any sales charges or other fees. Class I and Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the costs of its plan of distribution, if it maintains one, and transfer agency and sub-transfer agency services.

Alger Large Cap Growth Fund became the Alger International Growth Fund on May 31, 2013.  Its investment objective to seek long-term capital appreciation did not change, however, in pursuing this objective the Fund expanded the universe of securities it could purchase. The Fund also started offering Class I shares on May 31, 2013.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board of Trustees. Investments are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).

Equity securities and option contracts for which valuation information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Debt securities generally trade in the over-the-counter market.  Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.  Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the investment manager, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•           Level 1 — quoted prices in active markets for identical investments

•          Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•          Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value.  Inputs for Level 1 include

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

exchange-listed prices and broker quotes in an active market.  Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.  Valuation techniques for Level 3 securities include using the income approach whereby future amounts are converted, or discounted, to a current single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 3 include unobservable market information which can include cash flows, income and expenses, and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Trust’s Board of Trustees (“Board”) and comprised of representatives of the Trust’s investment advisor.  The Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as needed basis, the Committee formally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations.  The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant.  Transfers between Levels 1 and 2 are recognized at the end of the reporting period, and transfers into and out of Level 3 are recognized during the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statements of Operations.

(e) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may also purchase put and call options.  Each Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund’s total assets, as defined. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any required additional collateral is delivered to the Fund on the next business day.

(g) Dividends to Shareholders: Dividends payable to shareholders are recorded on the ex-dividend date.

The Alger Growth & Income Fund declares and pays dividends from net investment income quarterly. The dividends from net investment income of the other Funds are declared and paid annually.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

With respect to all Funds, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts from dividends of net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, foreign currency transactions and premium/discount of debt securities. The reclassifications are done annually at fiscal year end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

(h) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position.  No tax years are currently under investigation.  The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions.  The statute of limitations on the Funds’ tax returns remains open for the tax years 2009-2013.  Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder serving and related fees.

(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein.  Actual results may differ from those estimates.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Effective November 1, 2012, the investment advisory fee’s were changed to tiered fee rate’s based on net assets of each Fund.  The fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger Management” or the “Manager”), are payable monthly and computed based on the following rates.  The actual rate paid as a percentage of average daily net assets, for the year ended October 31, 2013, is set forth below under the heading “Actual Rate.”

	Tier 1	Tier 2	Tier 3	Actual Rate
Alger Capital Appreciation Fund(a)	0.810%	0.650%	0.600%	0.810%
Alger International Growth Fund(b)	0.710	0.600	—	0.710
Alger Mid Cap Growth Fund(b)	0.760	0.700	—	0.760
Alger SMid Cap Growth Fund(b)	0.810	0.750	—	0.810
Alger Small Cap Growth Fund(b)	0.810	0.750	—	0.810
Alger Growth Opportunities Fund(b)	0.850	0.750	—	0.850
Alger Health Sciences Fund(b)	0.810	0.650	—	0.810
Alger Growth & Income Fund(b)	0.585	0.550	—	0.585

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 and $4 billion and Tier 3 rate is paid on assets in excess of $4 billion.

(b) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

Alger Management has established an expense cap for several share classes, effective through February 28, 2014, (except for the Alger International Growth Fund which is effective through May 30, 2014), whereby it reimburses the share classes if annualized operating expenses (excluding interest, taxes, brokerage, and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

	CLASS				FEES WAIVED / REIMBURSED FOR THE YEAR ENDED
	A	C	I	Z	OCTOBER 31, 2013
Alger Capital Appreciation Fund	—	—	—	0.97%	$—
Alger International Growth Fund	—	—	1.15%	0.89	15,481
Alger Small Cap Growth Fund	—	—	—	0.99	18,306
Alger Growth Opportunities Fund	1.60%	2.25%	1.35	1.10	133,414
Alger Growth & Income Fund	—	—	—	0.95	6,189

Alger Management voluntarily reduced its advisory fee for the Alger Small Cap Growth Fund.  For the period ended October 31, 2013, Alger Management voluntarily reimbursed the Alger Small Cap Growth Fund $43,837.

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Administration Agreement with Fred Alger Management, Inc., are payable

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

(c) Distribution Fees:

Class A Shares: The Class A shares of each Fund have adopted a distribution plan pursuant to which each Fund pays Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or “Alger Inc.”) and an affiliate of Alger Management, a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the Class A shares. Fees charged may be more or less than the expenses incurred by Alger Inc.

Class B Shares: The Trust has adopted an Amended and Restated Plan of Distribution pursuant to which Class B shares of each Fund, other than the Alger Growth Opportunities Fund, reimburse Alger Inc. for costs and expenses incurred by Alger Inc. in connection with advertising, marketing and selling the Class B shares, and shareholder servicing, not to exceed an annual rate of 1% of the respective average daily net assets of the Class B shares of the designated Fund. If in any month, the costs incurred by Alger Inc. relating to the Class B shares are in excess of the distribution fees charged to the Class B shares of the Fund, the excess may be carried forward, with interest, and sought to be reimbursed in future periods. As of October 31, 2013, such excess carried forward was $21,109,434 $16,303,325, $10,840,617, $394,666, $15,670,423, and $1,103,020 for Class B shares of the Alger Capital Appreciation Fund, Alger International Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund and Alger Health Sciences Fund, respectively. Contingent deferred sales charges imposed on redemptions of Class B shares will reduce the amount of distribution expenses for which reimbursement may be sought. See Note 3(d) below.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of each Fund pay Alger Inc. a fee at the annual rate of 1% of the respective average daily net assets of the Class C shares of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the Class C shares and shareholder servicing. The fees charged may be more or less than the expenses incurred by Alger Inc.

Class I Shares: The Trust has adopted a Distribution Plan pursuant to which Class I shares of the Alger International Growth Fund, Alger SMid Cap Growth Fund and Alger Growth Opportunities Fund each pay Alger Inc. a fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class I shares to compensate Alger Inc. for its activities and expenses incurred in distributing the Class I shares and shareholder servicing. The fees charged may be more or less than the expenses incurred by Alger Inc.

(d) Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the year ended October 31, 2013, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger Inc., were as follows:

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	INITIAL SALES CHARGES	CONTINGENT DEFERRED SALES CHARGES
Alger Capital Appreciation Fund	$7,682	$57,660
Alger International Growth Fund	2,975	77,764
Alger Mid Cap Growth Fund	2,772	12,815
Alger SMid Cap Growth Fund	955	21,837
Alger Small Cap Growth Fund	1,336	20,845
Alger Growth Opportunities Fund	370	—
Alger Health Sciences Fund	1,242	12,306
Alger Growth & Income Fund	2,691	1,406

(e) Brokerage Commissions: During the year ended October 31, 2013, the Alger Capital Appreciation Fund, Alger International Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund and Alger Growth & Income Fund paid Alger Inc. commissions of $909,750, $126,657, $144,849, $604,569, $153,815, $6,269, $80,751 and $29,781, respectively, in connection with securities transactions.

(f) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services.  The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A, Class B shares and Class C shares and 0.01% of the daily net assets of the Class I and Class Z shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts held by the Funds.  A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Trust’s Board of Trustees.  For the year ended October 31, 2013, Alger Management charged back to the Alger Capital Appreciation Fund, Alger International Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund and Alger Growth & Income Fund, $534,810, $39,695, $78,556, $628,394, $79,121, $3,289, $74,098 and $22,643, respectively, for these services, which are included in the transfer agent fees and expenses in the Statements of Operations.

(g) Trustees’ Fees: From November 1, 2012 through February 28, 2013, the Fund paid each trustee who is not affiliated with Alger Management or its affiliates $750 for each meeting attended, to a maximum of $3,000 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board received an additional annual fee of $15,000 which was paid, pro rata, by all U.S.-registered funds managed by Alger Management.  Additionally, each member of the Fund’s audit committee received $75 from the Fund for each audit committee meeting attended, to a maximum of $300 per annum.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Effective March 1, 2013, the Fund pays each trustee who is not affiliated with Alger Management or its affiliates $880 for each meeting attended, to a maximum of $3,520 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board receives an additional annual fee of $22,500 which is paid, pro rata, by all U.S.-registered funds managed by Alger Management.  Additionally, each member of the Fund’s audit committee receives $75 from the Fund for each audit committee meeting attended, to a maximum of $300 per annum.

(h) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds.  If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds.  As of October 31, 2013, Alger Capital Appreciation Fund borrowed $1,155,035, including interest, from SMid Cap Growth Fund at a rate of 1.10%, which was callable within seven calendar days.

During the year ended October 31, 2013, Alger Capital Appreciation Fund, Alger International Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund and Alger Growth & Income Fund incurred interfund loan interest expenses of $1,694, $2,310, $4,235, $2,462, $57 and $46, respectively.  During the year ended October 31, 2013, Alger Capital Appreciation Fund, Alger SMid Cap Growth Fund and Alger Health Sciences Fund earned interfund loan interest income of $6,584, $2,616 and $5,460, respectively

(i) Other Transactions With Affiliates: Certain officers of the Trust are directors and officers of Alger Management and the Distributor. At October 31, 2013, Alger Management and its affiliates owned shares in the following funds:

	SHARE CLASS
	A	B	C	I	Z
Alger Capital Appreciation Fund	200,555	—	—	—	70
Alger International Growth Fund	99,299	—	—	7,174	51,500
Alger Mid Cap Growth Fund	180,892	—	—	—	—
Alger SMid Cap Growth Fund	318,074	—	34,921	—	66
Alger Small Cap Growth Fund	277,696	—	—	—	140
Alger Growth Opportunities Fund	—	—	—	—	224,489
Alger Health Sciences Fund	—	—	—	—	—
Alger Growth & Income Fund	—	—	—	—	10,846

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Trust, other than U.S. Government and short-term securities, for the year ended October 31, 2013:

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	PURCHASES	SALES
Alger Capital Appreciation Fund	$1,871,311,794	$1,710,882,937
Alger International Growth Fund	501,200,168	573,850,384
Alger Mid Cap Growth Fund	321,235,993	363,292,288
Alger SMid Cap Growth Fund	989,457,850	1,104,793,320
Alger Small Cap Growth Fund	228,024,826	243,189,413
Alger Growth Opportunities Fund	12,182,925	13,416,248
Alger Health Sciences Fund	190,479,712	206,119,844
Alger Growth & Income Fund	26,259,624	29,332,657

Written call and put options activity for the year ended October 31, 2013, was as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Fund
Call Options outstanding at October 31, 2012	1,147	$231,680
Call Options written	10,803	2,572,063
Call Options closed	(4,988)	(1,130,193)
Call Options expired	(1,985)	(342,799)
Call Options exercised	(3,816)	(1,057,495)
Call Options outstanding at October 31, 2013	1,161	$273,256

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Fund
Put Options outstanding at October 31, 2012	1,155	$201,453
Put Options written	17,297	3,626,339
Put Options closed	(6,261)	(1,318,590)
Put Options expired	(5,364)	(920,036)
Put Options exercised	(4,434)	(1,039,133)
Put Options outstanding at October 31, 2013	2,393	$550,033

As of October 31, 2013, Alger Mid Cap Growth Fund had portfolio securities and cash valued at $11,753,698 segregated as collateral for written options.

NOTE 5 — Borrowing:

The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered Rate.  The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(h).  For the year ended October 31, 2013, the Funds had the following borrowings:

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Capital Appreciation Fund	$180,403	1.25%
Alger International Growth Fund	216,204	1.14
Alger Mid Cap Growth Fund	893,935	1.72
Alger SMid Cap Growth Fund	222,194	1.09
Alger Small Cap Growth Fund	9,350	1.59
Alger Growth Opportunities Fund	2,182	2.21
Alger Growth & Income Fund	13,234	1.87

The highest amount borrowed during the year ended October 31, 2013 for each Fund was as follows:

HIGHEST BORROWING
Alger Capital Appreciation Fund	$9,846,000
Alger International Growth Fund	11,723,000
Alger Mid Cap Growth Fund	5,192,296
Alger SMid Cap Growth Fund	16,416,000
Alger Small Cap Growth Fund	965,000
Alger Growth Opportunities Fund	209,190
Alger Growth & Income Fund	745,000

NOTE 6 — Share Capital:

(a) The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into eight series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	FOR THE YEAR ENDED OCTOBER 31, 2013		FOR THE YEAR ENDED OCTOBER 31, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Fund
Class A:
Shares sold	14,417,997	$263,158,231	17,526,596	$276,932,190
Shares converted from Class B	210,103	3,812,249	359,367	5,683,822
Shares converted from Class C	3,175	56,796	270,761	4,280,231
Dividends reinvested	535,392	9,021,352	—	—
Shares redeemed	(15,152,710)	(278,946,893)	(12,167,067)	(193,093,240)
Net increase (decrease)	13,957	$(2,898,265)	5,989,657	$93,803,003
Class B:
Shares sold	87,183	$1,403,182	115,108	$1,597,888
Shares converted to Class A	(238,749)	(3,812,249)	(407,354)	(5,683,822)
Dividends reinvested	8,560	127,374	—	—
Shares redeemed	(271,447)	(4,381,313)	(377,592)	(5,241,960)
Net decrease	(414,453)	$(6,663,006)	(669,838)	$(9,327,894)
Class C:
Shares sold	3,249,804	$50,907,945	2,791,809	$39,021,817
Shares converted to Class A	(3,599)	(56,796)	(305,805)	(4,280,231)
Dividends reinvested	37,277	555,797	—	—
Shares redeemed	(2,851,323)	(44,891,831)	(2,047,802)	(28,686,947)
Net increase	432,159	$6,515,115	438,202	$6,054,639
Class Z:
Shares sold	7,462,450	$133,308,948	2,535,706	$40,946,038
Dividends reinvested	23,727	401,231	—	—
Shares redeemed	(1,137,965)	(21,705,523)	(419,086)	(6,877,596)
Net increase	6,348,212	$112,004,656	2,116,620	$34,068,442

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	FOR THE YEAR ENDED OCTOBER 31, 2013		FOR THE YEAR ENDED OCTOBER 31, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Alger International Growth Fund
Class A:
Shares sold	1,032,691	$14,115,362	1,209,621	$15,022,087
Shares converted from Class B	137,674	1,863,889	223,747	2,815,186
Shares converted from Class C	1,629	21,523	79,637	988,174
Dividends reinvested	67,180	865,952	—	—
Shares redeemed	(2,809,229)	(38,798,762)	(7,354,349)	(88,496,149)
Net decrease	(1,570,055)	$(21,932,036)	(5,841,344)	$(69,670,702)
Class B:
Shares sold	62,932	$766,862	185,141	$2,104,844
Shares converted to Class A	(155,144)	(1,863,889)	(251,476)	(2,815,186)
Dividends reinvested	10,885	124,853	—	—
Shares redeemed	(2,120,096)	(26,063,267)	(1,326,810)	(14,772,017)
Net decrease	(2,201,423)	$(27,035,441)	(1,393,145)	$(15,482,359)
Class C:
Shares sold	231,589	$2,762,193	98,231	$1,086,257
Shares converted to Class A	(1,842)	(21,523)	(89,859)	(988,174)
Dividends reinvested	652	7,458	—	—
Shares redeemed	(463,528)	(5,501,598)	(473,757)	(5,286,569)
Net decrease	(233,129)	$(2,753,470)	(465,385)	$(5,188,486)
Class I:
Shares sold	10,242	$145,000	—	$—
Net increase	10,242	$145,000	—	$—
Class Z:
Shares sold	101,245	$1,413,487	90,618	$1,190,615
Dividends reinvested	16,388	211,399	—	—
Shares redeemed	(1,565,660)	(20,897,007)	(238,529)	(3,134,459)
Net decrease	(1,448,027)	$(19,272,121)	(147,911)	$(1,943,844)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	FOR THE YEAR ENDED OCTOBER 31, 2013		FOR THE YEAR ENDED OCTOBER 31, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Fund
Class A:
Shares sold	1,459,470	$11,563,927	1,759,873	$12,074,194
Shares converted from Class B	209,207	1,694,734	691,580	4,726,003
Shares converted from Class C	2,962	23,081	91,022	635,039
Shares redeemed	(5,044,137)	(40,508,433)	(9,270,066)	(63,531,635)
Net decrease	(3,372,498)	$(27,226,691)	(6,727,591)	$(46,096,399)
Class B:
Shares sold	194,344	$1,302,139	974,305	$5,390,043
Shares converted to Class A	(252,625)	(1,694,734)	(828,308)	(4,726,003)
Shares redeemed	(1,202,743)	(8,035,285)	(1,229,663)	(7,043,312)
Net decrease	(1,261,024)	$(8,427,880)	(1,083,666)	$(6,379,272)
Class C:
Shares sold	665,343	$4,183,352	311,474	$1,769,399
Shares converted to Class A	(3,600)	(23,081)	(109,677)	(635,039)
Shares redeemed	(1,153,813)	(7,443,736)	(1,202,153)	(6,897,991)
Net decrease	(492,070)	$(3,283,465)	(1,000,356)	$(5,763,631)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	FOR THE YEAR ENDED OCTOBER 31, 2013		FOR THE YEAR ENDED OCTOBER 31, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Alger SMid Cap Growth Fund
Class A:
Shares sold	3,419,674	$61,815,669	3,551,551	$58,030,303
Shares converted from Class B	12,865	235,617	26,047	427,151
Shares converted from Class C	350	6,169	2,631	42,796
Dividends reinvested	578,607	9,604,876	—	—
Shares redeemed	(7,830,761)	(142,519,513)	(10,470,732)	(171,573,460)
Net decrease	(3,819,265)	$(70,857,182)	(6,890,503)	$(113,073,210)
Class B:
Shares sold	6,521	$98,923	—	$—
Shares converted to Class A	(14,103)	(235,617)	(28,241)	(427,151)
Dividends reinvested	20,756	314,867	—	—
Shares redeemed	(131,821)	(2,256,228)	(136,960)	(2,066,059)
Net decrease	(118,647)	$(2,078,055)	(165,201)	$(2,493,210)
Class C:
Shares sold	1,060,774	$16,895,485	345,889	$5,290,561
Shares converted to Class A	(381)	(6,169)	(2,849)	(42,796)
Dividends reinvested	136,404	2,073,346	—	—
Shares redeemed	(1,447,913)	(23,452,543)	(1,079,544)	(16,346,367)
Net decrease	(251,116)	$(4,489,881)	(736,504)	$(11,098,602)
Class I:
Shares sold	11,427,016	$213,094,189	14,586,355	$237,699,902
Dividends reinvested	1,333,453	22,348,679	—	—
Shares redeemed	(12,235,828)	(231,938,013)	(9,632,905)	(158,985,349)
Net increase	524,641	$3,504,855	4,953,450	$78,714,553
Class Z:
Shares sold	1,046,522	$19,502,611	2,362,638	$40,210,238
Dividends reinvested	66,093	1,105,737	—	—
Shares redeemed	(1,162,653)	(21,745,285)	(677,517)	(11,155,204)
Net increase (decrease)	(50,038)	$(1,136,937)	1,685,121	$29,055,034

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	FOR THE YEAR ENDED OCTOBER 31, 2013		FOR THE YEAR ENDED OCTOBER 31, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Growth Fund
Class A:
Shares sold	2,841,788	$24,220,610	2,398,930	$18,505,893
Shares converted from Class B	138,756	1,179,925	239,977	1,837,893
Shares converted from Class C	20	161	28,403	219,787
Dividends reinvested	768,506	5,971,291	—	—
Shares redeemed	(8,278,244)	(71,927,837)	(7,920,128)	(60,932,162)
Net decrease	(4,529,174)	$(40,555,850)	(5,252,818)	$(40,368,589)
Class B:
Shares sold	38,726	$293,518	54,894	$369,540
Shares converted to Class A	(158,614)	(1,179,925)	(271,534)	(1,837,893)
Dividends reinvested	81,269	552,632	—	—
Shares redeemed	(340,242)	(2,538,982)	(376,423)	(2,518,160)
Net decrease	(378,861)	$(2,872,757)	(593,063)	$(3,986,513)
Class C:
Shares sold	507,490	$3,546,611	103,883	$703,860
Shares converted to Class A	(23)	(161)	(32,538)	(219,787)
Dividends reinvested	86,421	578,154	—	—
Shares redeemed	(839,940)	(6,093,413)	(595,822)	(3,960,240)
Net decrease	(246,052)	$(1,968,809)	(524,477)	$(3,476,167)
Class Z:
Shares sold	5,489,917	$52,554,165	510,110	$3,995,439
Dividends reinvested	144,579	1,124,825	—	—
Shares redeemed	(1,424,639)	(12,818,230)	(413,501)	(3,120,389)
Net increase	4,209,857	$40,860,760	96,609	$875,050

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	FOR THE YEAR ENDED OCTOBER 31, 2013		FOR THE YEAR ENDED OCTOBER 31, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Growth Opportunities Fund
Class A:
Shares sold	142,997	$1,621,131	159,431	$1,721,047
Dividends reinvested	66,297	648,388	47,854	467,536
Shares redeemed	(220,456)	(2,492,197)	(431,339)	(4,670,680)
Net decrease	(11,162)	$(222,678)	(224,054)	$(2,482,097)
Class C:
Shares sold	68,587	$739,602	11,707	$121,108
Dividends reinvested	24,109	225,664	17,907	169,400
Shares redeemed	(65,889)	(703,546)	(60,844)	(631,407)
Net increase (decrease)	26,807	$261,720	(31,230)	$(340,899)
Class I:
Shares sold	51,242	$597,545	42,640	$456,801
Dividends reinvested	12,519	123,942	12,541	123,651
Shares redeemed	(31,955)	(355,764)	(122,886)	(1,323,412)
Net increase (decrease)	31,806	$365,723	(67,705)	$(742,960)
Class Z:
Shares sold	3,215	$31,766	40,800	$454,510
Dividends reinvested	27,355	270,270	16,187	158,799
Shares redeemed	(8,429)	(91,247)	(16,759)	(180,362)
Net increase	22,141	$210,789	40,228	$432,947

Alger Health Sciences Fund
Class A:
Shares sold	1,619,303	$35,882,985	1,359,218	$28,400,816
Shares converted from Class B	33,705	777,282	49,471	1,019,971
Shares converted from Class C	94	2,081	5,511	113,519
Dividends reinvested	501,715	10,074,436	—	—
Shares redeemed	(2,571,753)	(56,977,872)	(3,549,062)	(70,996,141)
Net decrease	(416,936)	$(10,241,088)	(2,134,862)	$(41,461,835)
Class B:
Shares sold	13,336	$242,324	(34)	$(600)
Shares converted to Class A	(37,357)	(777,282)	(53,764)	(1,019,971)
Dividends reinvested	58,314	1,059,570	—	—
Shares redeemed	(114,317)	(2,363,570)	(127,080)	(2,450,067)
Net decrease	(80,024)	$(1,838,958)	(180,878)	$(3,470,638)
Class C:
Shares sold	811,790	$16,015,352	180,108	$3,457,416
Shares converted to Class A	(103)	(2,081)	(5,973)	(113,519)
Dividends reinvested	212,103	3,860,267	—	—
Shares redeemed	(1,048,311)	(21,110,693)	(976,527)	(18,944,525)
Net decrease	(24,521)	$(1,237,155)	(802,382)	$(15,600,628)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	FOR THE YEAR ENDED OCTOBER 31, 2013		FOR THE YEAR ENDED OCTOBER 31, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Growth & Income Fund
Class A:
Shares sold	703,905	$18,763,978	1,777,085	$40,890,743
Shares converted from Class B	—	—	239,878	5,590,687
Shares converted from Class C	196	4,906	20,321	475,947
Dividends reinvested	40,911	1,082,389	30,199	721,705
Shares redeemed	(1,007,354)	(26,629,145)	(983,670)	(23,294,067)
Net increase (decrease)	(262,342)	$(6,777,872)	1,083,813	$24,385,015
Class B:
Shares sold	—	$—	7	$1,708
Shares converted to Class A	—	—	(241,146)	(5,590,687)
Dividends reinvested	—	—	182	4,387
Shares redeemed	—	—	(72,770)	(1,680,520)
Net decrease	—	$—	(313,727)	$(7,265,112)
Class C:
Shares sold	158,453	$4,136,832	202,661	$4,690,743
Shares converted to Class A	(198)	(4,906)	(20,483)	(475,947)
Dividends reinvested	5,238	136,497	2,391	57,597
Shares redeemed	(119,673)	(3,140,163)	(97,973)	(2,279,124)
Net increase	43,820	$1,128,260	86,596	$1,993,269
Class Z:
Shares sold	47,569	$1,306,521	49,177	$1,182,878
Dividends reinvested	211	5,609	144	3,478
Shares redeemed	(14,488)	(367,758)	(4,830)	(114,785)
Net increase	33,292	$944,372	44,491	$1,071,571

(b) Redemption Fee: The Funds may impose a 2.00% redemption fee on certain classes of Fund shares redeemed (including shares redeemed by exchange) within 30 days after such shares were acquired. The fees retained by the Funds are included as paid-in capital on the Statement of Assets and Liabilities.

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended October 31, 2013 and the year ended October 31, 2012 were as follows:

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	FOR THE YEAR ENDED OCTOBER 31, 2013	FOR THE YEAR ENDED OCTOBER 31, 2012
Alger Capital Appreciation Fund
Distributions paid from:
Ordinary Income	$7,624,955	—
Long-term capital gain	5,155,765	—
Total distributions paid	$12,780,720	—

Alger International Growth Fund
Distributions paid from:
Ordinary Income	1,415,899	$129,637
Long-term capital gain	—	—
Total distributions paid	$1,415,899	$129,637

Alger Mid Cap Growth Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Total distributions paid	—	—

Alger SMid Cap Growth Fund
Distributions paid from:
Ordinary Income	—	41,429,353
Long-term capital gain	41,433,707	—
Total distributions paid	$41,433,707	$41,429,353

Alger Small Cap Growth Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	9,149,450	—
Total distributions paid	$9,149,450	—

Alger Growth Opportunities Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	1,524,478	1,090,592
Total distributions paid	$1,524,478	$1,090,592

Alger Health Sciences Fund
Distributions paid from:
Ordinary Income	1,550,188	—
Long-term capital gain	19,005,688	—
Total distributions paid	$20,555,876	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	FOR THE YEAR ENDED OCTOBER 31, 2013	FOR THE YEAR ENDED OCTOBER 31, 2012
Alger Growth & Income Fund
Distributions paid from:
Ordinary Income	1,523,686	1,042,460
Long-term capital gain	—	—
Total distributions paid	$1,523,686	$1,042,460

As of October 31, 2013 the components of accumulated gains (losses) on a tax basis were as follows:

Alger Capital Appreciation Fund
Undistributed ordinary income	$55,303,625
Undistributed long-term gains	$64,778,182
Net accumulated earnings	120,081,807
Capital loss carryforwards	—
Net unrealized appreciation	300,009,996
Total accumulated earnings	$420,091,803

Alger International Growth Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(20,218,949)
Late year ordinary income losses	(12,934)
Net unrealized appreciation	14,366,067
Total accumulated losses	$(5,865,816)

Alger Mid Cap Growth Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(85,017,422)
Late year ordinary income losses	(1,500,772)
Net unrealized appreciation	26,274,056
Total accumulated losses	$(60,244,138)

Alger SMid Cap Growth Fund
Undistributed ordinary income	$23,754,593
Undistributed long-term gains	133,219,442
Net accumulated earnings	156,974,035
Capital loss carryforwards	—
Net unrealized appreciation	241,732,799
Total accumulated earnings	$398,706,834

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Alger Small Cap Growth Fund
Undistributed ordinary income	$5,274,521
Undistributed long-term gains	27,467,521
Net accumulated earnings	32,742,042
Capital loss carryforwards	—
Net unrealized appreciation	53,530,361
Total accumulated earnings	$86,272,403

Alger Growth Opportunities Fund
Undistributed ordinary income	$733,693
Undistributed long-term gains	1,661,624
Net accumulated earnings	2,395,317
Capital loss carryforwards	—
Net unrealized appreciation	3,300,386
Total accumulated earnings	$5,695,703

Alger Health Sciences Fund
Undistributed ordinary income	$6,304,535
Undistributed long-term gains	26,550,938
Net accumulated earnings	32,855,473
Capital loss carryforwards	—
Net unrealized appreciation	34,388,168
Total accumulated earnings	$67,243,641

Alger Growth & Income Fund
Undistributed ordinary income	$307,827
Undistributed long-term gains	—
Net accumulated earnings	307,827
Capital loss carryforwards	(4,354,870)
Net unrealized appreciation	22,286,417
Total accumulated earnings	$18,239,374

At October 31, 2013, the Funds, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

Expiration Dates	Alger Capital Appreciation Fund	Alger International Growth Fund	Alger Mid Cap Growth Fund	Alger SMid Cap Growth Fund
2017	—	$20,218,949	$85,017,422	—
Total	—	20,218,949	85,017,422	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Expiration Dates	Alger Small Cap Growth Fund	Alger Growth Opportunities Fund	Alger Health Sciences Fund	Alger Growth & Income Fund
2017	—	—	—	$4,354,870
Total	—	—	—	4,354,870

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after October 31, 2011 will not be subject to expiration (“POST ACT”).  In addition, losses incurred after October 31, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

During the year ended October 31, 2013 the Alger International Growth Fund, Alger Mid Cap Growth Fund, and Alger Growth & Income Fund utilized $48,680,476, $28,646,810, and $3,284,722 of their capital loss carryforwards, respectively.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnerships investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Funds, resulted in the following reclassifications among the Fund’s components of net assets at October 31, 2013:

Alger Capital Appreciation Fund
Accumulated undistributed net investment income (accumulated loss)	$(3,401)
Accumulated net realized gain (accumulated realized loss)	$3,599
Paid-in Capital	$(198)

Alger International Growth Fund
Accumulated undistributed net investment income (accumulated loss)	$(342,544)
Accumulated net realized gain (accumulated realized loss)	$342,544
Paid-in Capital	$—

Alger Mid Cap Growth Fund
Accumulated undistributed net investment income (accumulated loss)	$356,571
Accumulated net realized gain (accumulated realized loss)	$57,110
Paid-in Capital	$(413,681)

Alger SMid Cap Growth Fund
Accumulated undistributed net investment income (accumulated loss)	$7,991,665
Accumulated net realized gain (accumulated realized loss)	$(7,991,665)
Paid-in Capital	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Alger Small Cap Growth Fund
Accumulated undistributed net investment income (accumulated loss)	$2,775,936
Accumulated net realized gain (accumulated realized loss)	$(2,775,936)
Paid-in Capital	$—

Alger Growth Opportunities Fund
Accumulated undistributed net investment income (accumulated loss)	$194,671
Accumulated net realized gain (accumulated realized loss)	$(194,671)
Paid-in Capital	$—

Alger Health Sciences Fund
Accumulated undistributed net investment income (accumulated loss)	$943,782
Accumulated net realized gain (accumulated realized loss)	$(943,782)
Paid-in Capital	$—

Alger Growth & Income Fund
Accumulated undistributed net investment income (accumulated loss)	$3,707
Accumulated net realized gain (accumulated realized loss)	$(3,707)
Paid-in Capital	$—

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in each Fund’s Schedule of Investments.  The following is a summary of the inputs used as of October 31, 2013 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Capital Appreciation Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$393,966,115	$393,966,115	—	—
Consumer Staples	106,857,139	106,857,139	—	—
Energy	97,154,736	97,154,736	—	—
Financials	82,876,576	82,876,576	—	—
Health Care	241,732,800	241,732,800	—	—
Industrials	167,079,973	167,079,973	—	—
Information Technology	456,921,323	456,921,323	—	—
Materials	48,836,534	48,836,534	—	—
Telecommunication Services	6,820,113	6,820,113	—	—
TOTAL COMMON STOCKS	$1,602,245,309	$1,602,245,309	—	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Alger Capital Appreciation Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
MASTER LIMITED PARTNERSHIP
Financials	$20,246,112	$20,246,112	—	—
REAL ESTATE INVESTMENT TRUST
Financials	6,283,951	6,283,951	—	—
TOTAL INVESTMENTS IN SECURITIES	$1,628,775,372	$1,628,775,372	—	—

Alger International Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	35,883,733	35,883,733	—	—
Consumer Staples	20,470,719	20,470,719	—	—
Energy	12,255,730	12,255,730	—	—
Financials	57,279,530	57,279,530	—	—
Health Care	30,181,962	30,181,962	—	—
Industrials	24,004,154	23,986,822	17,332	—
Information Technology	26,330,005	26,330,005	—	—
Materials	11,020,224	11,020,224	—	—
Telecommunication Services	7,191,115	7,191,115	—	—
Utilities	1,127,499	1,127,499	—	—
TOTAL COMMON STOCKS	$225,744,671	$225,727,339	$17,332	—
TOTAL INVESTMENTS IN SECURITIES	$225,744,671	$225,727,339	$17,332	—

Alger Mid Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	57,461,992	57,461,992	—	—
Consumer Staples	13,647,025	13,647,025	—	—
Energy	13,488,160	13,488,160	—	—
Financials	10,850,390	10,850,390	—	—
Health Care	27,911,202	27,911,202	—	—
Industrials	33,223,169	33,223,169	—	—
Information Technology	34,277,919	34,277,919	—	—
Materials	11,873,058	11,873,058	—	—
Telecommunication Services	4,828,797	4,828,797	—	—
TOTAL COMMON STOCKS	$207,561,712	$207,561,712	—	—
MASTER LIMITED PARTNERSHIP
Financials	2,563,057	2,563,057	—	—
PURCHASED OPTIONS
Energy	30,400	26,740	3,660	—
REAL ESTATE INVESTMENT TRUST
Financials	1,066,572	1,066,572	—	—
TOTAL INVESTMENTS IN SECURITIES	$211,221,741	$211,218,081	$3,660	—
SECURITIES SOLD SHORT
OPTIONS WRITTEN
Energy	778,456	486,671	291,785	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Alger SMid Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$211,935,954	$211,935,954	—	—
Consumer Staples	37,698,327	37,698,327	—	—
Energy	45,278,980	45,278,980	—	—
Financials	61,432,319	61,432,319	—	—
Health Care	182,619,690	182,619,690	—	—
Industrials	196,409,174	196,409,174	—	—
Information Technology	253,109,717	253,109,717	—	—
Materials	74,911,964	74,911,964	—	—
Telecommunication Services	10,187,349	10,187,349	—	—
TOTAL COMMON STOCKS	$1,073,583,474	$1,073,583,474	—	—
MASTER LIMITED PARTNERSHIP
Financials	14,585,686	14,585,686	—	—
REAL ESTATE INVESTMENT TRUST
Financials	14,976,941	14,976,941	—	—
TOTAL INVESTMENTS IN SECURITIES	$1,103,146,101	$1,103,146,101	—	—

Alger Small Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	50,079,016	50,079,016	—	—
Consumer Staples	9,817,399	9,817,399	—	—
Energy	11,766,815	11,766,815	—	—
Financials	14,257,771	14,257,771	—	—
Health Care	55,131,688	55,131,688	—	—
Industrials	43,918,935	43,918,935	—	—
Information Technology	71,203,330	71,203,330	—	—
Materials	14,464,613	14,464,613	—	—
Telecommunication Services	3,196,830	3,196,830	—	—
TOTAL COMMON STOCKS	$273,836,397	$273,836,397	—	—
MASTER LIMITED PARTNERSHIP
Financials	2,626,800	2,626,800	—	—
REAL ESTATE INVESTMENT TRUST
Financials	5,653,571	5,653,571	—	—
TOTAL INVESTMENTS IN SECURITIES	$282,116,768	$282,116,768	—	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Alger Growth Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$3,033,241	$3,033,241	—	—
Consumer Staples	627,017	627,017	—	—
Energy	719,292	719,292	—	—
Financials	831,594	831,594	—	—
Health Care	2,178,841	2,178,841	—	—
Industrials	2,604,710	2,604,710	—	—
Information Technology	3,772,528	3,772,528	—	—
Materials	730,706	730,706	—	—
Telecommunication Services	78,340	78,340	—	—
TOTAL COMMON STOCKS	$14,576,269	$14,576,269	—	—
MASTER LIMITED PARTNERSHIP
Financials	100,170	100,170	—	—
REAL ESTATE INVESTMENT TRUST
Financials	241,895	241,895	—	—
TOTAL INVESTMENTS IN SECURITIES	$14,918,334	$14,918,334	—	—

Alger Health Sciences Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Staples	4,106,047	4,106,047	—	—
Health Care	184,533,778	183,733,778	800,000	—
TOTAL COMMON STOCKS	$188,639,825	$187,839,825	$800,000	—
PURCHASED OPTIONS
Health Care	22,275	22,275	—	—
TOTAL INVESTMENTS IN SECURITIES	$188,662,100	$187,862,100	$800,000	—

Alger Growth & Income Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	12,168,173	12,168,173	—	—
Consumer Staples	12,329,912	12,329,912	—	—
Energy	9,380,699	9,380,699	—	—
Financials	9,879,075	9,879,075	—	—
Health Care	12,651,205	12,651,205	—	—
Industrials	11,780,758	11,780,758	—	—
Information Technology	17,747,651	17,747,651	—	—
Materials	2,781,804	2,781,804	—	—
Telecommunication Services	3,861,700	3,861,700	—	—
Utilities	883,656	883,656	—	—
TOTAL COMMON STOCKS	$93,464,633	$93,464,633	—	—
MASTER LIMITED PARTNERSHIP
Financials	2,207,524	2,207,524	—	—
REAL ESTATE INVESTMENT TRUST
Financials	3,163,178	3,163,178	—	—
TOTAL INVESTMENTS IN SECURITIES	$98,835,335	$98,835,335	—	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

On October 31, 2013, there were no transfers of securities between Level 1 and Level 2.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of October 31, 2013, such assets are categorized within the disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, foreign cash, and cash equivalents:
Alger Capital Appreciation Fund	$—	$—	—	—
Alger International Growth Fund	2,755,529	2,755,529	—	—
Alger Mid Cap Growth Fund	8,264,756	8,264,756	—	—
Alger SMid Cap Growth Fund	33,238,428	33,238,428	—	—
Alger Small Cap Growth Fund	10,791,663	10,791,663	—	—
Alger Growth Opportunities Fund	476,199	476,199	—	—
Alger Health Sciences Fund	9,944,829	9,944,829	—	—
Alger Growth & Income Fund	1,599,532	1,599,532	—	—
Receivable for interfund loans:
Alger SMid Cap Growth Fund	1,155,035	1,155,035	—	—
Total	$68,225,971	$68,225,971	—	—
Bank overdraft:
Alger Capital Appreciation Fund	$2,587,223	—	$2,587,223	—
Payable for interfund loans:
Alger Capital Appreciation Fund	1,155,035	$1,155,035	—	—
Total	$3,742,258	$1,155,035	$2,587,223	—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, each Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

on equities and equity indices.  The Funds purchase call options to increase their exposure to stock market risk and also provide diversification of risk.  The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time.  The Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios.  The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio.  The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.  The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the year ended October 31, 2013, options were used in accordance with these objectives.

The fair values of derivative instruments as of October 31, 2013 are as follows:

Alger Health Sciences Fund	ASSET DERIVATIVES 2013		LIABILITY DERIVATIVES 2013

Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Purchased Put Options	Investments in Securities, at value	$22,275	—	—
Total		$22,275		—

Alger Mid Cap Growth Fund	ASSET DERIVATIVES 2013		LIABILITY DERIVATIVES 2013

Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Purchased Put Options	Investments in Securities, at value	$27,500	—	—
Purchased Call Options	Investments in Securities, at value	2,900	—	—
Written Put Options	—	—	Written Options Outstanding, at value	$447,523
Written Call Options	—	—	Written Options Outstanding, at value	330,933
Total		$30,400		$778,456

For the year ended October 31, 2013, the Alger Mid Cap Growth Fund had option purchases of $2,644,385 and option sales of $6,986,573, and the Alger Health Sciences Fund had option purchases of $5,288,103 and option sales of $4,069,198.  The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2013 is as follows:

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

NET REALIZED GAIN ON INVESTMENTS AND OPTIONS

Alger Mid Cap Growth Fund
Derivatives not accounted for as hedging instruments	Options
Purchased Options	$66,450
Written Options	3,685,381
Total	$3,751,831

NET REALIZED LOSS ON INVESTMENTS AND OPTIONS

Alger Health Sciences Fund
Derivatives not accounted for as hedging instruments	Options
Purchased Options	(1,093,895)
Total	$(1,093,895)

NET CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS, OPTIONS

Alger Mid Cap Growth Fund
Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(37,045)
Written Options	9,599
Total	$(27,446)

NET CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS, OPTIONS

Alger Health Sciences Fund
Derivatives not accounted for as hedging instruments	Options
Purchased Options	(102,735)
Written Options	—
Total	$(102,735)

NOTE 10 — Recent Accounting Pronouncements:

In December 2011, the FASB issued ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”), which provides guidance regarding balance sheet offsetting disclosures.  The amendments in ASU 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose gross information and net information about both instruments and transactions eligible for offset in the statement of assets and liabilities and transactions subject to an agreement similar to a master netting arrangement. The objective of ASU 2011-11 is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of IFRS.  In January 2013, the FASB issued ASU No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which narrows the scope required by the new disclosures of ASU 2011-11. The new guidance is effective for annual reporting periods beginning on or after January 1,

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

2013. Management is currently evaluating the impact that this guidance will have on its financial statements.

In June 2013, the FASB issued ASU 2013-08, Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”). The amendments in ASU 2013-08 include an accounting update that modifies the criteria used in defining an investment company under GAAP and sets forth certain measurement and disclosure requirements. This update requires an investment company to measure noncontrolling interests in another investment company at fair value and requires an entity to disclose the fact that it is an investment company, and provide information about changes, if any, in its status as an investment company. An entity will also need to include disclosures around financial support that has been provided or is contractually required to be provided to any of its investees. The new guidance is effective for annual reporting periods beginning on or after January 1, 2014. The Funds do not believe that this will have a material impact on the financial statements.

NOTE 11 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to October 31, 2013 through the issuance date of the financial statements.  No such events have been identified which require recognition and disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Alger Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Funds, comprised of the Alger Capital Appreciation Fund, Alger International Growth Fund (formerly Alger Large Cap Growth Fund), Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund, and Alger Growth & Income Fund (the “Funds”) as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of each of the portfolios constituting The Alger Funds as of October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

December 23, 2013

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2013 and ending October 31, 2013.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Six Months Ended October 31, 2013(a)	Annualized Expense Ratio For the Six Months Ended October 31, 2013(b)
Alger Capital Appreciation Fund
Class A	Actual	$1,000.00	$1,154.22	$6.84	1.26%
	Hypothetical(c)	1,000.00	1,018.85	6.41	1.26
Class B	Actual	1,000.00	1,149.75	11.11	2.05
	Hypothetical(c)	1,000.00	1,014.87	10.41	2.05
Class C	Actual	1,000.00	1,150.09	10.95	2.02
	Hypothetical(c)	1,000.00	1,015.02	10.26	2.02
Class Z	Actual	1,000.00	1,156.27	5.05	0.93
	Hypothetical(c)	1,000.00	1,020.52	4.74	0.93

Alger International Growth Fund
Class A	Actual	$1,000.00	$1,104.92	$7.27	1.37%
	Hypothetical(c)	1,000.00	1,018.30	6.97	1.37
Class B	Actual	1,000.00	1,101.06	10.80	2.04
	Hypothetical(c)	1,000.00	1,014.92	10.36	2.04
Class C	Actual	1,000.00	1,100.74	11.38	2.15
	Hypothetical(c)	1,000.00	1,014.37	10.92	2.15
Class I	Actual	1,000.00	1,096.84	6.13	1.15
	Hypothetical(c)	1,000.00	1,019.36	5.90	1.15
Class Z	Actual	1,000.00	1,107.50	5.26	0.99
	Hypothetical(c)	1,000.00	1,020.21	5.04	0.99

Alger Mid Cap Growth Fund
Class A	Actual	$1,000.00	$1,141.12	$7.50	1.39%
	Hypothetical(c)	1,000.00	1,018.20	7.07	1.39
Class B	Actual	1,000.00	1,135.10	11.30	2.10
	Hypothetical(c)	1,000.00	1,014.62	10.66	2.10
Class C	Actual	1,000.00	1,136.09	11.90	2.21
	Hypothetical(c)	1,000.00	1,014.06	11.22	2.21

		Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Six Months Ended October 31, 2013(a)	Annualized Expense Ratio For the Six Months Ended October 31, 2013(b)
Alger SMid Cap Growth Fund
Class A	Actual	$1,000.00	$1,140.91	$6.96	1.29%
	Hypothetical(c)	1,000.00	1,018.70	6.56	1.29
Class B	Actual	1,000.00	1,136.01	11.14	2.07
	Hypothetical(c)	1,000.00	1,014.77	10.51	2.07
Class C	Actual	1,000.00	1,135.69	11.09	2.06
	Hypothetical(c)	1,000.00	1,014.82	10.46	2.06
Class I	Actual	1,000.00	1,140.62	7.07	1.31
	Hypothetical(c)	1,000.00	1,018.60	6.67	1.31
Class Z	Actual	1,000.00	1,142.32	5.18	0.96
	Hypothetical(c)	1,000.00	1,020.37	4.89	0.96

Alger Small Cap Growth Fund
Class A	Actual	$1,000.00	$1,171.56	$7.44	1.36%
	Hypothetical(c)	1,000.00	1,018.35	6.92	1.36
Class B	Actual	1,000.00	1,166.89	11.52	2.11
	Hypothetical(c)	1,000.00	1,014.57	10.71	2.11
Class C	Actual	1,000.00	1,165.53	11.79	2.16
	Hypothetical(c)	1,000.00	1,014.32	10.97	2.16
Class Z	Actual	1,000.00	1,173.51	5.42	0.99
	Hypothetical(c)	1,000.00	1,020.21	5.04	0.99

Alger Growth Opportunities Fund
Class A	Actual	$1,000.00	$1,190.83	$8.84	1.60%
	Hypothetical(c)	1,000.00	1,017.14	8.13	1.60
Class C	Actual	1,000.00	1,186.54	12.35	2.25
	Hypothetical(c)	1,000.00	1,013.91	11.37	2.25
Class I	Actual	1,000.00	1,191.85	7.46	1.35
	Hypothetical(c)	1,000.00	1,018.40	6.87	1.35
Class Z	Actual	1,000.00	1,193.11	6.08	1.10
	Hypothetical(c)	1,000.00	1,019.66	5.60	1.10

Alger Health Sciences Fund
Class A	Actual	$1,000.00	$1,137.28	$7.27	1.35%
	Hypothetical(c)	1,000.00	1,018.40	6.87	1.35
Class B	Actual	1,000.00	1,132.77	11.40	2.12
	Hypothetical(c)	1,000.00	1,014.52	10.76	2.12
Class C	Actual	1,000.00	1,132.44	11.29	2.10
	Hypothetical(c)	1,000.00	1,014.62	10.66	2.10

		Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Six Months Ended October 31, 2013(a)	Annualized Expense Ratio For the Six Months Ended October 31, 2013(b)
Alger Growth & Income Fund
Class A	Actual	$1,000.00	$1,087.55	$6.26	1.19%
	Hypothetical(c)	1,000.00	1,019.21	6.06	1.19
Class C	Actual	1,000.00	1,083.19	10.29	1.96
	Hypothetical(c)	1,000.00	1,015.32	9.96	1.96
Class Z	Actual	1,000.00	1,088.54	5.00	0.95
	Hypothetical(c)	1,000.00	1,020.42	4.84	0.95

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiple by 184/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

Tax Information

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2013, 100% of the Alger Capital Appreciation Fund, Alger International Growth Fund, Alger Health Sciences Fund, and Alger Growth & Income Fund’s dividends qualified for the dividends received deduction for corporations.  For the year ended October 31, 2013, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  Of the distributions paid during the fiscal year, 100% of the Alger Capital Appreciation Fund, Alger International Growth Fund, Alger Health Sciences Fund, and Alger Growth & Income Fund’s dividends may be considered qualified dividend income.

Shareholders should not use the above information to prepare their tax returns.  Since the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2013.  Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2014.  Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Trustees and Officers of the Trust

Information about the trustees and officers of the Trust is set forth below.  In the table the term “Alger Fund Complex” refers to the Trust, The Alger Portfolios, The Alger Institutional Funds, Alger Global Growth Fund and The Alger Funds II, each of which is a registered investment company managed by Fred Alger Management, Inc. (“Alger Management”).  Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer’s term of office is one year.

Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY 10010.

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
INTERESTED TRUSTEE
Hilary M. Alger (52)	Director of Development, Pennsylvania Ballet since 2004; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	2003	25
NON-INTERESTED TRUSTEE
Charles F. Baird, Jr. (60)	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	25
Roger P. Cheever (68)	Associate Vice President for Principal Gifts, and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	25
Lester L. Colbert Jr. (79)	Private investor since 1988; Formerly Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	2000	25
Stephen E. O’Neil (81)	Attorney. Private Investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1986	25
David Rosenberg (51)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	25
Nathan E. Saint-Amand M.D. (76)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988; Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1986	25

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
OFFICERS
Hal Liebes (49) President	Executive Vice President, Chief Operating Officer, Chief Legal Officer and Secretary of Alger Management and Alger Inc.; Director since 2006 of Alger Management, Alger Inc. and Resources.	2005	N/A
Lisa A. Moss (48) Secretary	Senior Vice President since 2009, and Vice President and Assistant General Counsel of Alger Management since June 2006.	2006	N/A
Michael D. Martins (48) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer since 2004.	2005	N/A
Anthony S. Caputo (58) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007	N/A
Sergio M. Pavone (52) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007	N/A
Barry J. Mullen (60) Chief Compliance Officer	Senior Vice President and Chief Compliance officer for Alger Management since May 2006.	2006	N/A
Steven B. Levine (27) Assistant Secretary	Paralegal at Alger Management since 2012. Senior Paralegal at the Dreyfus Corporation from 2008 — 2012.	2012	N/A

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the Fund because of her affiliations with Alger Management.  No Trustee is a director of any public company except as indicated under “Principal Occupations”.

The Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (800) 992-3863.

Investment Management Agreement Renewal

At an in-person meeting held on September 24, 2013, the Trustees, including the Independent Trustees, unanimously approved renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Fred Alger Management, Inc. (“Alger Management”). The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of each of the Trust’s portfolios (each a “Fund”), (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Fred Alger & Company, Incorporated (“Alger Inc.”) from their relationship with the Trust, and (iv) the extent to which economies of scale would be realized if and as the Funds grow and whether the fee levels in the Agreement reflect these economies of scale. These materials included an analysis of the Funds and Alger Management’s services by FUSE Research Network LLC (“FUSE”), an independent consulting firm selected by the Trust’s Chief Compliance Officer and having no other material relationship with Alger Management or its affiliates. FUSE’s specialties include, among other things, assistance to fund trustees and directors in their review of advisory contracts pursuant to section 15(c) of the Investment Company Act of 1940, as amended. At the September meeting of the Trustees, senior FUSE personnel reviewed with the Trustees a presentation covering all of the Funds.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Trust.

Nature, Extent and Quality of Services.  In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Trust, their familiarity with the personnel and resources of Alger Management and its affiliates, and the materials provided at the meeting.  They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Funds. The Trustees reviewed the background and experience of Alger Management’s senior investment management personnel, including the individuals currently responsible for the investment operations of the Funds. They also considered the resources and practices of Alger Management in managing each Fund’s portfolio, as well as Alger Management’s overall investment management business.  They noted especially Alger Management’s history of expertise in managing portfolios of “growth” stocks and that, according to an analysis provided by FUSE, the characteristics of each Fund had been consistent with those of a fund that holds itself out to investors as growth-oriented. They further noted the recent addition to Alger Management’s investment management team of several individuals with deep and successful backgrounds in international investing, a sector in which the newly-constituted

International Growth Fund would be active.  The Trustees concluded that Alger Management’s experience, resources and strength in the areas of importance to the Funds are considerable.  The Trustees considered the level and depth of Alger Management’s ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc.  They also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Trust’s affairs are provided under a separate Administration Agreement with Alger Management. The Trustees also considered the control and compliance environment at Alger Management and within the Trust.

Investment Performance of the Funds.  Drawing upon information provided at the meeting by Alger Management as well as FUSE and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees reviewed each Fund’s returns for the year-to-date (at 6/30/13), 2013 second-quarter, 1-, 3-, and 5-year and longer periods to the extent available (and its year-by-year returns), together with supplemental data through 8/31/13, and compared them with benchmark and peer-group data for the same periods. They noted that two of the Funds — the Growth Opportunities and Mid Cap Funds — had shown promising recent performance, having met or surpassed the performance medians of their peers for the second-quarter, year-to-date and one-year periods, with the Growth Opportunities Fund also outperforming its benchmark for the second quarter and year to date in 2013. Another Fund, the Growth & Income Fund, had surpassed its peer median for the year to date in 2013. On the other hand, three Funds — Capital Appreciation, SMid Cap and Small Cap — underperformed against both peers and benchmarks for the second quarter, year to date, and one-year periods. The Trustees noted that the Capital Appreciation strategy had strong long-term performance, while the Small Cap strategy had consistently outperformed its benchmark in the past. The SMid Cap strategy had exhibited periods of good performance.  The Health Sciences Fund showed mixed, if encouraging, recent results, with all of its classes performing at or near (above or below) the peer median during the second quarter of 2013 and surpassing one of its two benchmarks both for that period and for the year to date but otherwise underperforming its peers and its benchmarks. Performance results for the longer (3- and 5- year) periods, to the extent available, were generally consistent with the near-term data in the case of the Small Cap and SMid Cap Funds, while the near-term performance of the Mid Cap and Growth Opportunities Funds was noticeably, if selectively, superior to those Funds’ longer-term results. The Health Sciences Fund also showed somewhat improved performance against its peers in the second quarter of 2013. (The Trustees disregarded the longer-term performance of the Growth & Income Fund as it had substantially changed its objective and investment strategy from those of a balanced fund in April 2011, and no performance information was presented for the International Growth Fund, which had commenced operations in its current form on May 31, 2013.) Representatives of Alger Management discussed with the Trustees the recent performance of each Fund and the measures that the firm was in the process of instituting or had instituted to improve the performance of Funds that had consistently underperformed. The Trustees also discussed with FUSE representatives the degree to which differences among funds in a peer group can distort the picture that a fund’s performance ranking may suggest. On the basis of these discussions and their review, the Trustees determined that the performance of the Funds was acceptable.

Fund Fees and Expense Ratios; Profitability to Alger Management and its Affiliates.  The Trustees reviewed each Fund’s management fee and expense ratio and compared them with those of a group of comparable funds. In order to assist the Trustees in this comparison, FUSE had provided the Trustees with comparative information with respect to the advisory fees and expense ratios of relevantly similar funds. That information indicated that the fees of all but one of the Funds were below or just above the median for the applicable FUSE reference group, with only the fee for the Capital Appreciation  Fund significantly exceeding  the median of Fund’s reference group. That fee, just barely in the top quartile of peer-fund fees, and its associated expense ratios were expected to fall somewhat by operation of the Fund’s fee breakpoint if and as Fund assets grow. Of the 31 expense ratios for the Funds’ various share classes, 12 were at or below their peer medians and four more were just above the applicable median; of the remaining 15, all but one (the Class A Shares of the Capital Appreciation Fund) were for Funds of small asset size that suffered thereby in comparison with their peers. The Trustees determined that such information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided. The Trustees also considered fees paid to Alger Management by three other types of clients, specifically mutual funds for which Alger Management acted as sub-adviser, separately managed institutional accounts, and wrap programs. The Trustees determined that in all three cases the fees were of doubtful relevance for purposes of comparison with those of the Funds because of the differences in services provided by Alger Management to those types of clients as opposed to the Funds, but that to the extent that meaningful comparison was practicable, the differences in services adequately explained the differences in the fees. The Trustees then considered the profitability of the Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability.  The Trustees reviewed previously-provided data on each Fund’s profitability to Alger Management and its affiliates for the year ended June 30, 2013. After discussing with representatives of Alger Management and FUSE the expense-allocation practices used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded in each case that, to the extent that Alger Management’s and its affiliates’ relationships with the Fund had been profitable, the profit margin was not unacceptable.

Economies of Scale.  On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Funds and their operations is such that Alger Management is likely to realize economies of scale in the management of each Fund at some point as (and if) it grows in size. In that connection they noted that in 2012 they and Alger Management had revised the advisory fee schedules in the Agreement to reflect fee reductions for each Fund at specified Fund asset levels (“breakpoints”) in the expectation that such a measure would have the effect of lowering a Fund’s overall management fee as the Fund grew past a breakpoint, thus sharing with the Fund’s shareholders the economies of scale achieved by Alger Management in managing the growing Fund.

Other Benefits to Alger Management.  The Trustees considered whether Alger Management benefits in other ways from its relationship with one or more of the Funds.  They noted that Alger Management maintains soft-dollar arrangements in connection with the Funds’ brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing commissions by Fund for the twelve months through June 30, 2013, had been included in the materials supplied prior to the meeting. The Trustees also noted that Alger Management receives fees from the Funds under the Administration Agreement and the Shareholder Administrative Services Agreement and that Alger Inc. provides a considerable portion of the Funds’ equity brokerage and receives shareholder servicing fees from the Funds as well. The Trustees had been provided with information regarding, and had considered, the administration fee, shareholder administrative services fee, brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Funds. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management’s fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Investment Advisory Agreement.  Based on its discussions and considerations as described above, the Board made the following conclusions and determinations in respect of each Fund:

•                  The Board concluded that the nature, extent and quality of the services provided to the Fund by Alger Management are adequate and appropriate.

•                  The Board determined that the Fund’s performance was acceptable.

•                  The Board concluded that the advisory fee paid to Alger Management by the Fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management and its affiliates from the relationship with the Fund. In the case of certain Funds, the Trustees noted that Alger Management had voluntarily undertaken to cap Fund expenses through expense reimbursements and fee waivers, thus in effect lowering the fees it actually received from the Fund.

•                  The Board accepted Alger Management’s acknowledgement that economies of scale were likely to be achieved in the management of the Fund and determined that the recently-adopted fee breakpoints provided a means by which Alger Management would share the benefits of such economies with Fund shareholders.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to each Fund that renewal of the Investment Advisory Agreement, was in the best interests of the Fund and its shareholders.

Privacy Policy

U.S. Consumer Privacy Notice Rev. 01/2011	3/31/11

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information, which, under Federal law, means personally identifiable information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

• Social Security number

• account balances, transaction history and credit information

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — with service providers we use to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you — for all credit card accounts	No	We don’t share

For nonaffiliates to market to you — for accounts and services endorsed by another organization	No	We don’t share

For nonaffiliates to market to you — for accounts other than credit card accounts and Sponsored Accounts, such as insurance, investments, deposit and lending	No	We don’t share

Who we are

Who is providing this notice?

Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds:  The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Growth Fund.

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. For more information visit alger.com.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

• open an account or perform transactions

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds:  The Alger Funds,  The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Growth Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’ fiscal quarter.  The Funds’ Forms N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Funds’ Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Funds.  Such information will include, but not be limited to, relative weightings and characteristics of Fund portfolios versus their respective index and security specific impact on overall portfolio performance.  Please contact the Funds at (800) 992-3863 to obtain such information.

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THE ALGER FUNDS

360 Park Avenue South

New York, NY 10010

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

AFAR

ITEM 2.  CODE OF ETHICS.

(a)         The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)         Not applicable.

(c)          The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)         The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)          Not applicable.

(f)           The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a)             Audit Fees:

October 31, 2013	$248,500
October 31, 2012	$226,900

b)             Audit-Related Fees: NONE

c)              Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2013	$58,002
October 31, 2012	$57,036

d)             All Other Fees:

October 31, 2013	$9,370
October 31, 2012	$8,920

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e)              1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f)               Not Applicable

g)              Non-Audit Fees:

October 31, 2013	$190,902, €69,272, and £26,800
October 31, 2012	$221,557 and €42,600

h)             The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  INVESTMENTS.

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds

By:	/s/Hal Liebes

Hal Liebes

President

Date: December 17, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes

Hal Liebes

President

Date: December 17, 2013

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: December 17, 2013